UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

200 West Street

15th Floor

New York, New York 10282

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (212) 902-1000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Active Equity Multi-Manager Funds
Multi-Manager International Equity
Multi-Manager U.S. Dynamic Equity
Multi-Manager U.S. Small Cap Equity

Goldman Sachs Active Equity Multi-Manager Funds

■	MULTI-MANAGER INTERNATIONAL EQUITY

■	MULTI-MANAGER U.S. DYNAMIC EQUITY

■	MULTI-MANAGER U.S. SMALL CAP EQUITY

Market Review	1

Portfolio Management Discussions and Performance Summaries	2

Schedules of Investments	13

Financial Statements	24

Financial Highlights	28

Notes to the Financial Statements	34

Other Information	48

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Active Equity Multi-Manager Funds

Market Review

Global equity markets ended the six months ended April 30, 2016 (the “Reporting Period”) in negative territory, as central bank activity, global economic growth worries and declining energy prices weighed on investor sentiment.

In the U.S., equities were modestly positive, with gains in utilities, telecommunication services and consumer staples outweighing losses in information technology, financials and health care. As interest rates remained low, investors were searching for yield, boosting traditionally defensive sectors. Markets experienced a shift away from momentum and growth stocks due to high valuations and political uncertainty. Also impacting equities was the drop in oil prices, which reached their lowest level in a decade during the Reporting Period before rallying toward the end of the Reporting Period.

Monetary policy dominated headlines during the Reporting Period, with the Federal Reserve (the “Fed”) raising interest rates for the first time in nearly 10 years in December 2015 and then making dovish statements in March and April 2016. (Dovish commentary tends to imply lower interest rates; hawkish, the opposite.) Additionally, the People’s Bank of China (“PBoC”) devalued the renminbi, while there was inaction from the European Central Bank (“ECB”) and Bank of Japan (“BoJ”).

Following the Fed’s move to end the 10-year period of zero interest rates in December 2015, the Fed signaled there would be four additional rate hikes in 2016. As a result, markets were expecting a hawkish March Fed announcement, especially after core inflation continued to rise. But the Fed’s outlook was unexpectedly dovish — cutting the number of potential rake hikes to two in 2016 and emphasizing that global economic and financial conditions would be a variable in its decision to increase rates in the future — a shift from its previous domestic agenda.

In the first week of 2016, the PBoC surprised markets by weakening the renminbi. This led to a sharp sell-off in risk assets to start the year, as the uncertainty over the scale of renminbi weakening and Chinese monetary policy led to a flight to safety. This “risk off” sentiment persisted into the middle of February 2016 before reversing toward the end of the Reporting Period. Similarly, markets reacted negatively when the ECB and BoJ surprised markets with their decision to leave monetary policy unchanged in December 2015 and April 2016, respectively. The signaling surrounding these policy decisions led investors to question expectations on future central bank actions, making markets more volatile.

The U.S. dollar began weakening against other major currencies after dovish statements from the Fed. By the end of the Reporting Period, the market implied probability of a June 2016 interest rate hike was less than 20%, and most major currencies continued to appreciate against the U.S. dollar.

Political uncertainty in Brazil and a U.K. referendum vote also drove markets during the latter half of the Reporting Period. Brazilian assets rallied after the Brazilian congress voted to move forward with the impeachment process of President Dilma Rousseff, leading emerging market assets upward. In addition, the uncertainty around the U.K. referendum taking place in June 2016 led to significant price action, specifically in U.K. assets.

1

PORTFOLIO RESULTS

Multi-Manager International Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager International Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -1.98%. This return compares to the -3.07% cumulative total return of the Fund’s benchmark, the MSCI® Europe, Australasia and Far East (EAFE®) Index (Net, USD, Unhedged) (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ an international equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Causeway Capital Management LLC (“Causeway”), Massachusetts Financial Services Company doing business as MFS Investment Management (“MFS”) and WCM Investment Management (“WCM”).

Of the three Underlying Managers with allocated capital during the Reporting Period, two generated negative absolute returns amidst persistent volatility in the international equity markets and one posted a positive absolute return. Still, the Fund outperformed the Index on a relative basis, driven primarily by the performance of growth-oriented Underlying Manager WCM.

Q	Which international equity strategies most significantly affected Fund performance?

A	The Fund’s relative outperformance was driven by growth-oriented manager WCM, which posted positive absolute returns and outperformed the Index, benefiting from strong stock selection in the financials, health care and information technology sectors. WCM’s positive contribution to relative results was partially offset by core-oriented manager MFS, which posted negative absolute returns and underperformed the Index due to poor stock selection in the materials and health care sectors. Its underperformance was slightly offset by favorable stock selection in the information technology sector. Value-oriented manager Causeway also posted negative absolute returns and lagged the Index. Causeway underperformed due to poor stock selection in the financials and health care sectors. Strong stock selection in the consumer discretionary sector mitigated Causeway’s underperformance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes to the Fund’s allocations of assets to Underlying Managers during the Reporting Period. As of April 30, 2016, the Fund’s assets were allocated approximately 44% to Causeway, 19% to MFS and 36% to WCM. The remainder of the Fund’s assets were invested in cash and cash equivalents.

2

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, the Fund was more defensively positioned than the Index. Compared to the Index, the Fund was overweight information technology and health care, while underweight financials, industrials and utilities at the end of the Reporting Period. On a regional basis, the Fund was slightly overweight relative to the Index in the U.K. and significantly underweight Japan and developed Asia. The Fund also maintained out-of-Index exposure to emerging markets and North America. From a market capitalization perspective, the Fund was overweight at the end of the Reporting Period in mega cap stocks, while maintaining an underweight position relative to the Index in mid-cap companies.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the international equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

3

FUND BASICS

Multi-Manager International Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI® EAFE® Index (Net, USD, Unhedged)[2]
Institutional	-1.98%	-3.07%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Institutional	-8.49%	7/31/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.57%	1.03%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

4

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Reckitt Benckiser Group PLC	2.4%	Household Products
Nestle SA	2.3	Food Products
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.1	Semiconductors & Semiconductor Equipment
Akzo Nobel NV	2.0	Chemicals
Roche Holding AG	1.8	Pharmaceuticals
Compass Group PLC	1.7	Hotels, Restaurants & Leisure
Volkswagen AG	1.7	Automobiles
CSL Ltd.	1.6	Biotechnology
Novo Nordisk A/S ADR	1.6	Pharmaceuticals
Novartis AG	1.6	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

5

PORTFOLIO RESULTS

Multi-Manager U.S. Dynamic Equity Fund

Investment Objective and Principal Strategy

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Multi-Manager U.S. Dynamic Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -3.03%. This return compares to the 0.43% cumulative total return of the Fund’s benchmark, the S&P 500® Total Return Index (the “Index”) during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a dynamic equity investment strategy. During the Reporting Period, the Fund allocated capital to three Underlying Managers as part of its top-level strategy allocation — Sirios Capital Management, L.P. (“Sirios”), Smead Capital Management, Inc. (“Smead”) and Weitz Investment Management, Inc. (“Weitz”).

Of the three Underlying Managers with allocated capital during the Reporting Period, all three generated negative absolute returns amidst persistent pressures in the equity markets. While all three Underlying Managers also underperformed the Index on a relative basis, Sirios and Smead experienced the most notable underperformance.

Q	Which dynamic equity strategies most significantly affected Fund performance?

A	The Fund’s relative underperformance was driven most by growth-oriented manager Sirios and core-oriented manager Smead. Stock selection in the health care and financials sectors detracted most from Sirios’ relative results, and was only partially offset by effective positioning in the consumer staples and materials sectors. Smead lagged the Index due primarily to stock selection in the consumer discretionary sector and positioning in the consumer staples, industrials and utilities sectors. Stock selection in the consumer discretionary and health care sectors negatively impacted performance for Weitz, but was partially mitigated by favorable stock selection in the energy sector. All three Underlying Managers benefited from a lack of exposure to information technology giant Apple Inc.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used forward foreign currency exchange contracts to take positions in select non-U.S. markets. The use of these derivatives did not have a material impact on the Fund’s results during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	Allocations to Weitz were halted in November 2015. Thereafter, cash flows into the Fund were allocated to the other two Underlying Managers, and Weitz’s allocation was reduced. In April 2016, we revised the target Underlying Manager allocations from 33% each to 35.5% to Sirios, 35.5% to Smead and 28% to Weitz, with the remainder of the Fund’s assets invested in cash and cash equivalents.

As of April 30, 2016, the Fund’s assets were allocated approximately 35.5% to Sirios, 35.5% to Smead and 22.7% to Weitz. Weitz, which at the end of the Reporting Period was below target in the Fund, will receive allocations up to the target weight with cash inflows. The remainder of the Fund’s assets were invested in cash and cash equivalents.

6

PORTFOLIO RESULTS

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Compared to the Index, the Fund was significantly overweight at the end of the Reporting Period in consumer discretionary (primarily media) and financials (notably banks). The Fund was significantly underweight relative to the Index in information technology, industrials and consumer staples, with no exposure to utilities at the end of the Reporting Period. In terms of market capitalization, the Fund maintained a significant underweight to mega caps and an overweight relative to the Index in small/mid cap stocks. Regionally, the Fund was primarily invested in North American equities, but also had marginal exposure to companies domiciled in Europe.

We intend to continue to position the Fund in alignment with our longer-term strategic views within the U.S. equity complex. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth.

7

FUND BASICS

Multi-Manager U.S. Dynamic Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	S&P 500® Total Return Index[2]
Institutional	-3.03%	0.43%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The S&P 500® Total Return Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Institutional	-8.78%	7/31/15

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.79%	1.44%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

8

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	4.1%	Diversified Financial Services
Bank of America Corp.	3.3	Commercial Banks
Allergan PLC	3.0	Pharmaceuticals
The Sherwin-Williams Co.	2.6	Chemicals
NVR, Inc.	2.4	Household Durables
Amgen, Inc.	2.2	Biotechnology
DISH Network Corp. Class A	2.2	Media
JPMorgan Chase & Co.	2.1	Commercial Banks
Wells Fargo & Co.	2.1	Commercial Banks
Constellation Brands, Inc. Class A	2.0	Beverages

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of April 30, 2016

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

9

PORTFOLIO RESULTS

Multi-Manager U.S. Small Cap Equity Fund

The Multi-Manager U.S. Small Cap Equity Fund, (the “Fund”) seeks to provide long-term capital growth. Because the Fund commenced operations on April 29, 2016, there is no portfolio management discussion or information concerning the Fund’s performance during the period ended April 30, 2016.

10

FUND BASICS

Multi-Manager U.S. Small Cap Equity Fund

as of April 30, 2016

EXPENSE RATIOS[1]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.80%	2.19%

[1]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least March 31, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

11

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/16[2]
Holding	% of Net Assets	Line of Business
World Fuel Services Corp.	2.2%	Oil, Gas & Consumable Fuels
Waste Connections, Inc.	1.4	Commercial Services & Supplies
EnerSys	1.4	Electrical Equipment
Drew Industries, Inc.	1.4	Auto Components
PAREXEL International Corp.	1.3	Life Sciences Tools & Services
HEICO Corp.	1.2	Aerospace & Defense
Graphic Packaging Holding Co.	1.1	Containers & Packaging
Manhattan Associates, Inc.	1.0	Software
MAXIMUS, Inc.	1.0	IT Services
Bank of the Ozarks, Inc.	1.0	Commercial Banks

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS BENCHMARK SECTOR ALLOCATION[3]
As of April 30, 2016

[3]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[4]	The Russell 2000® Total Return Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

12

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 92.6%
Australia – 2.1%
52,100	CSL Ltd. (Biotechnology)	$4,151,758
21,327	Orica Ltd. (Chemicals)	246,424
145,069	Westfield Corp. (Real Estate Investment Trusts)	1,107,980

		5,506,162

Belgium – 0.5%
24,821	KBC Groep NV (Commercial Banks)	1,396,480

Brazil – 0.1%
60,195	Ambev SA ADR (Beverages)	336,490

Canada – 3.1%
12,205	Canadian National Railway Co. (Road & Rail)	751,340
26,830	Canadian Pacific Railway Ltd. (Road & Rail)	3,870,228
5,955	Constellation Software, Inc. (Software)	2,327,229
27,200	Element Financial Corp. (Diversified Financial Services)	305,233
3,467	Loblaw Cos. Ltd. (Food & Staples Retailing)	191,297
21,984	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	645,310

		8,090,637

China – 2.6%
4,588	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	353,001
67,345	Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)	2,936,915
165,740	Tencent Holdings Ltd. (Internet Software & Services)	3,372,529

		6,662,445

Denmark – 5.1%
3,660	Carlsberg A/S Class B (Beverages)	356,785
41,549	Chr Hansen Holding A/S (Chemicals)	2,587,300
40,365	Coloplast A/S Class B (Health Care Equipment & Supplies)	3,023,964
72,600	Novo Nordisk A/S ADR (Pharmaceuticals)	4,050,354
62,510	Novozymes A/S (Chemicals)	2,998,116

		13,016,519

France – 9.9%
9,716	Air Liquide SA (Chemicals)	1,101,956
35,222	BNP Paribas SA (Commercial Banks)	1,865,320
13,449	Bureau Veritas SA (Professional Services)	318,785
17,384	Danone SA (Food Products)	1,217,982
4,742	Dassault Systemes (Software)	370,903
198,220	Engie SA (Multi-Utilities)	3,269,330
5,273	Essilor International SA (Health Care Equipment & Supplies)	682,621
1,606	Hermes International (Textiles, Apparel & Luxury Goods)	571,988
2,714	L’Oreal SA (Personal Products)	492,986

Common Stocks – (continued)
France – (continued)
38,991	Legrand SA (Electrical Equipment)	$2,222,397
20,414	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	3,401,208
9,665	Pernod Ricard SA (Beverages)	1,043,965
24,545	Sanofi (Pharmaceuticals)	2,023,160
55,261	Schneider Electric SE (Electrical Equipment)	3,613,383
68,355	TOTAL SA (Oil, Gas & Consumable Fuels)	3,454,716

		25,650,700

Germany – 4.2%
27,183	Bayer AG (Pharmaceuticals)	3,141,454
10,462	Beiersdorf AG (Personal Products)	939,439
17,793	Linde AG (Chemicals)	2,722,363
5,740	Merck KGaA (Pharmaceuticals)*	540,575
2,500	MTU Aero Engines AG (Aerospace & Defense)	236,367
6,640	ProSiebenSat.1 Media SE (Media)	339,204
38,326	SAP SE (Software)	3,007,097

		10,926,499

Hong Kong – 2.9%
201,800	AIA Group Ltd. (Insurance)	1,207,692
279,563	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	829,242
263,000	China Mobile Ltd. (Wireless Telecommunication Services)	3,019,441
1,826,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,255,695
882,000	Global Brands Group Holding Ltd.* (Textiles, Apparel & Luxury Goods)	104,280
276,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	170,695

		7,587,045

India – 1.5%
44,985	HDFC Bank Ltd. ADR (Commercial Banks)	2,828,207
32,553	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	533,453
9,884	Tata Consultancy Services Ltd. (IT Services)	377,404

		3,739,064

Ireland – 2.0%
16,350	Accenture PLC Class A (IT Services)	1,846,242
41,195	ICON PLC* (Life Sciences Tools & Services)	2,783,958
6,374	Ryanair Holdings PLC ADR (Airlines)	515,975

		5,146,175

The accompanying notes are an integral part of these financial statements.	13

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Israel* – 0.2%
4,756	Check Point Software Technologies Ltd. (Software)	$394,130

Italy – 0.1%
21,241	Eni SpA (Oil, Gas & Consumable Fuels)	347,013

Japan – 10.8%
4,800	Daikin Industries Ltd. (Building Products)	381,019
24,300	Denso Corp. (Auto Components)	923,671
35,400	East Japan Railway Co. (Road & Rail)	3,114,352
2,600	FANUC Corp. (Machinery)	384,077
630,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,886,802
10,100	Honda Motor Co. Ltd. (Automobiles)	272,556
32,800	Hoya Corp. (Health Care Equipment & Supplies)	1,256,052
20,300	Inpex Corp. (Oil, Gas & Consumable Fuels)	161,382
52,400	Japan Airlines Co. Ltd. (Airlines)	1,886,101
20,100	Japan Tobacco, Inc. (Tobacco)	821,244
125,500	KDDI Corp. (Wireless Telecommunication Services)	3,615,120
4,750	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,847,116
19,500	Kubota Corp. (Machinery)	284,054
12,200	Kyocera Corp. (Electronic Equipment, Instruments & Components)	605,366
69,100	Nikon Corp. (Household Durables)	1,007,298
4,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	252,039
69,500	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	2,091,372
34,595	Sysmex Corp. (Health Care Equipment & Supplies)	2,163,546
27,800	TERUMO Corp. (Health Care Equipment & Supplies)	1,056,826
6,800	Toyota Motor Corp. (Automobiles)	344,690
77,385	Unicharm Corp. (Household Products)	1,599,631

		27,954,314

Mexico – 0.7%
686,165	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	1,697,002

Netherlands – 6.7%
70,889	Akzo Nobel NV (Chemicals)	5,036,423
27,350	Core Laboratories NV (Energy Equipment & Services)	3,655,601
908	Heineken NV (Beverages)	85,195
128,400	ING Groep NV (Commercial Banks)	1,573,339
183,315	PostNL NV* (Air Freight & Logistics)	802,425
13,990	Randstad Holding NV (Professional Services)	751,772
190,380	RELX NV (Media)	3,197,162
104,730	Yandex NV Class A* (Internet Software & Services)	2,143,823

		17,245,740

Common Stocks – (continued)
Singapore – 0.4%
68,800	DBS Group Holdings Ltd. (Commercial Banks)	$778,202
90,200	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	258,007

		1,036,209

South Africa – 0.5%
102,530	Shoprite Holdings Ltd. (Food & Staples Retailing)	1,233,940

South Korea – 2.1%
4,853	Samsung Electronics Co. Ltd. GDR* (Computers & Peripherals)	2,644,885
136,400	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	2,728,000

		5,372,885

Spain – 1.4%
8,010	Amadeus IT Holding SA (IT Services)	365,259
489,212	CaixaBank SA (Commercial Banks)	1,476,787
42,850	Industria de Diseno Textil SA (Specialty Retail)	1,379,151
10,086	Tecnicas Reunidas SA (Energy Equipment & Services)	339,986

		3,561,183

Sweden – 0.3%
19,479	Hennes & Mauritz AB (Specialty Retail)	693,654

Switzerland – 12.6%
42,627	Aryzta AG* (Food Products)	1,658,026
34,175	Chubb Ltd. (Insurance)	4,027,865
24,209	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,614,261
51,736	Clariant AG* (Chemicals)	980,220
184	Givaudan SA (Chemicals)	363,191
1,702	Kuehne & Nagel International AG (Marine)	245,624
78,612	Nestle SA (Food Products)	5,867,572
53,167	Novartis AG (Pharmaceuticals)	4,046,126
17,932	Roche Holding AG (Pharmaceuticals)	4,536,961
1,330	SGS SA (Professional Services)	2,932,491
2,103	Sonova Holding AG (Health Care Equipment & Supplies)	281,545
1,998	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	681,680
172,864	UBS Group AG (Capital Markets)	2,996,675
10,566	Zurich Insurance Group AG* (Insurance)	2,370,844

		32,603,081

Taiwan – 2.2%
46,024	Hon Hai Precision Industry Co. Ltd. GDR	223,434

14	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
228,923	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	$5,400,293

		5,623,727

United Kingdom – 20.2%
62,490	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	2,573,963
490,976	Aviva PLC (Insurance)	3,110,575
346,248	Balfour Beatty PLC* (Construction & Engineering)	1,209,841
1,476,302	Barclays PLC (Commercial Banks)	3,706,640
60,419	British American Tobacco PLC (Tobacco)	3,683,873
46,076	Carnival PLC (Hotels, Restaurants & Leisure)	2,298,218
243,104	Compass Group PLC (Hotels, Restaurants & Leisure)	4,329,289
3,922	Delphi Automotive PLC (Auto Components)	288,777
109,370	Diageo PLC (Beverages)	2,956,938
153,985	Experian PLC (Professional Services)	2,821,740
110,603	GlaxoSmithKline PLC (Pharmaceuticals)	2,363,859
225,087	HSBC Holdings PLC	1,495,656
2,436,751	Lloyds Banking Group PLC (Commercial Banks)	2,391,697
13,404	Marks & Spencer Group PLC (Multiline Retail)	83,146
66,504	Prudential PLC (Insurance)	1,312,758
62,775	Reckitt Benckiser Group PLC (Household Products)	6,115,474
13,211	Rio Tinto PLC (Metals & Mining)	443,180
3,496,680	Rolls-Royce Holdings PLC*	481,473
91,167	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	2,393,578
54,550	Sky PLC (Media)	749,846
33,770	Smiths Group PLC (Industrial Conglomerates)	548,032
143,819	SSE PLC (Electric Utilities)	3,177,474
617,904	Vodafone Group PLC (Wireless Telecommunication Services)	1,990,786
70,992	WPP PLC (Media)	1,658,557

		52,185,370

United States – 0.4%
12,292	Yum! Brands, Inc. (Hotels, Restaurants & Leisure)	977,951

TOTAL COMMON STOCKS
(Cost $240,485,976)		$238,984,415

Preferred Stock – 1.7%
Germany – 1.7%
29,631	Volkswagen AG	$4,298,365
(Cost $4,298,806)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(a) – 5.4%
Repurchase Agreements – 5.4%
Joint Repurchase Agreement Account II
$13,800,000	0.290%	05/02/16	$13,800,000
(Cost $13,800,000)

TOTAL INVESTMENTS – 99.7%
(Cost $258,584,782)			$257,082,780

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			881,740

NET ASSETS – 100.0%			$257,964,520

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 23.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depository Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	15

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 93.9%
Aerospace & Defense – 1.2%
12,261	Airbus Group SE	$766,528
5,000	TransDigm Group, Inc.*	1,139,350

		1,905,878

Air Freight & Logistics – 0.9%
8,837	FedEx Corp.	1,459,077

Beverages – 2.0%
20,838	Constellation Brands, Inc. Class A	3,251,978

Biotechnology – 4.1%
22,728	Amgen, Inc.	3,597,843
33,640	Gilead Sciences, Inc.	2,967,384

		6,565,227

Capital Markets – 1.5%
6,518	Affiliated Managers Group, Inc.*	1,110,146
30,480	Invesco Ltd.	945,185
28,787	OM Asset Management PLC	386,321

		2,441,652

Chemicals – 2.6%
14,604	The Sherwin-Williams Co.	4,195,875

Commercial Banks – 10.0%
366,010	Bank of America Corp.	5,329,105
32,262	Bank of the Ozarks, Inc.	1,332,421
53,843	JPMorgan Chase & Co.	3,402,878
5,091	Signature Bank*	701,692
67,820	Wells Fargo & Co.	3,389,644
52,010	Western Alliance Bancorp*	1,902,526

		16,058,266

Communications Equipment – 1.0%
13,700	Motorola Solutions, Inc.	1,030,103
27,620	Radware Ltd.*	298,296
19,530	Ruckus Wireless, Inc.*	268,342

		1,596,741

Computers & Peripherals – 1.2%
11,795	EMC Corp.	307,967
39,098	Western Digital Corp.	1,597,740

		1,905,707

Consumer Finance – 1.6%
40,207	American Express Co.	2,630,744

Diversified Consumer Services – 0.5%
39,113	H&R Block, Inc.	791,647

Diversified Financial Services – 4.7%
45,566	Berkshire Hathaway, Inc. Class B*	6,628,942
3,755	Intercontinental Exchange, Inc.	901,312

		7,530,254

Diversified Telecommunication Services(a) – 0.8%
32,356	Cellnex Telecom SAU	534,730
12,809	Sunrise Communications Group AG*	784,523

		1,319,253

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 0.6%
31,500	FLIR Systems, Inc.	$951,615

Food & Staples Retailing – 1.0%
20,035	Walgreens Boots Alliance, Inc.	1,588,375

Food Products – 0.7%
8,396	The J.M. Smucker Co.	1,066,124

Health Care Equipment & Supplies – 0.4%
4,382	Becton Dickinson & Co.	706,641

Health Care Providers & Services – 4.3%
13,977	Acadia Healthcare Co., Inc.*	883,206
16,500	Express Scripts Holding Co.*	1,216,545
12,760	HCA Holdings, Inc.*	1,028,711
13,000	Laboratory Corp. of America Holdings*	1,629,160
16,801	Universal Health Services, Inc. Class B	2,245,958

		7,003,580

Hotels, Restaurants & Leisure – 2.8%
32,975	Carnival Corp.	1,617,424
90,000	Interval Leisure Group, Inc.	1,270,800
6,891	McDonald’s Corp.	871,643
12,171	Starbucks Corp.	684,375

		4,444,242

Household Durables – 2.4%
1,888	Garmin Ltd.	80,486
2,328	NVR, Inc.*	3,867,483

		3,947,969

Insurance – 3.4%
43,024	Aflac, Inc.	2,967,365
10,000	Aon PLC	1,051,200
24,000	Brown & Brown, Inc.	842,640
5,285	Willis Towers Watson PLC	660,097

		5,521,302

Internet & Catalog Retail* – 1.1%
67,000	Liberty Interactive Corp. QVC Group Class A	1,755,400

Internet Software & Services* – 3.4%
1,737	Alphabet, Inc. Class A	1,229,588
1,750	Alphabet, Inc. Class C	1,212,767
60,557	eBay, Inc.	1,479,408
9,190	Facebook, Inc. Class A	1,080,560
19,332	Rackspace Hosting, Inc.	442,123

		5,444,446

IT Services – 3.6%
15,745	Accenture PLC Class A	1,777,925
7,413	Computer Sciences Corp.	245,593
13,456	CSRA, Inc.	349,318
9,000	MasterCard, Inc. Class A	872,910
64,742	PayPal Holdings, Inc.*	2,536,591

		5,782,337

16	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – 1.5%
38,000	Allison Transmission Holdings, Inc.	$1,094,780
41,000	Colfax Corp.*	1,329,630

		2,424,410

Media – 18.9%
30,135	Comcast Corp. Class A	1,831,003
11,480	Discovery Communications, Inc. Class A*	313,519
29,000	Discovery Communications, Inc. Class C*	776,620
72,716	DISH Network Corp. Class A*	3,584,172
144,784	Gannett Co, Inc.	2,439,610
71,491	JCDecaux SA	3,167,604
6,300	Liberty Braves Group Class C*	93,996
34,000	Liberty Broadband Corp. Class C*	1,946,500
71,000	Liberty Global PLC Series C*	2,598,600
15,750	Liberty Media Group Class C*	283,500
63,000	Liberty SiriusXM Group Class C*	2,017,260
115,203	News Corp. Class A	1,430,821
133,084	TEGNA, Inc.	3,108,842
19,856	The Walt Disney Co.	2,050,331
36,686	Time Warner, Inc.	2,756,586
69,000	Twenty-First Century Fox, Inc. Class A	2,087,940

		30,486,904

Multiline Retail – 1.1%
34,909	Nordstrom, Inc.	1,784,897

Oil, Gas & Consumable Fuels – 1.5%
6,000	Pioneer Natural Resources Co.	996,600
33,500	Range Resources Corp.	1,477,685

		2,474,285

Personal Products – 0.3%
116,000	Avon Products, Inc.	546,360

Pharmaceuticals – 6.4%
22,194	Allergan PLC*	4,806,333
20,000	Endo International PLC*	540,000
10,228	Johnson & Johnson	1,146,354
35,654	Merck & Co., Inc.	1,955,265
57,726	Pfizer, Inc.	1,888,218

		10,336,170

Real Estate Investment Trusts – 0.9%
110,000	Redwood Trust, Inc.	1,425,600

Real Estate Management & Development* – 0.3%
12,210	Realogy Holdings Corp.	436,385

Road & Rail* – 0.2%
5,696	Old Dominion Freight Line, Inc.	376,221

Semiconductors & Semiconductor Equipment – 0.7%
20,000	Texas Instruments, Inc.	1,140,800

Software – 2.7%
7,874	Citrix Systems, Inc.*	644,408
10,665	CommVault Systems, Inc.*	466,807
46,516	Oracle Corp.	1,854,128

Common Stocks – (continued)
Software – (continued)
22,536	PTC, Inc.*	$821,663
31,309	Symantec Corp.	521,138

		4,308,144

Specialty Retail – 2.9%
47,154	Cabela’s, Inc.*	2,459,081
16,238	The Home Depot, Inc.	2,174,106

		4,633,187

Textiles, Apparel & Luxury Goods* – 0.7%
29,000	Fossil Group, Inc.	1,174,500

TOTAL COMMON STOCKS
(Cost $150,581,078)		$151,412,193

Units	Description	Expiration Date	Value

Warrant* – 0.1%
Commercial Banks – 0.1%
6,847	JPMorgan Chase & Co.	10/28/18	$147,553
(Cost $133,396)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 5.6%
Repurchase Agreements – 5.6%
Joint Repurchase Agreement Account II
$9,000,000	0.290%	05/02/16	$9,000,000
(Cost $9,000,000)

TOTAL INVESTMENTS – 99.6%
(Cost $159,714,474)			$160,559,746

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			591,421

NET ASSETS – 100.0%			$161,151,167

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 1,319,253, which represents approximately 0.8% of net assets as of April 30, 2016.
(b)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 23.

Currency Abbreviations:
CHF	—Swiss Franc
EUR	—Euro
USD	—U.S. Dollar

The accompanying notes are an integral part of these financial statements.	17

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Morgan Stanley & Co.	CHF	70,000	USD	72,756	$73,219	07/15/16	$463
	EUR	285,000	USD	326,245	327,120	07/15/16	875
	USD	858,045	CHF	816,000	853,525	07/15/16	4,520
TOTAL							$5,858

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Morgan Stanley & Co.	USD	4,767,508	EUR	4,176,000	$4,793,172	07/15/16	$(25,664)

18	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – 94.7%
Aerospace & Defense – 4.7%
16,359	Astronics Corp.*	$604,465
5,643	BE Aerospace, Inc.	274,419
10,888	Cubic Corp.	452,614
4,775	Curtiss-Wright Corp.	365,669
10,062	DigitalGlobe, Inc.*	222,974
19,466	HEICO Corp.	1,193,460
16,233	Hexcel Corp.	734,868
3,562	Huntington Ingalls Industries, Inc.	515,671
8,423	KLX, Inc.*	284,024

		4,648,164

Auto Components – 2.4%
18,884	American Axle & Manufacturing Holdings, Inc.*	292,891
12,340	Dorman Products, Inc.*	663,769
21,641	Drew Industries, Inc.	1,402,986

		2,359,646

Automobiles – 0.8%
12,356	Thor Industries, Inc.	791,031

Beverages* – 0.3%
1,914	The Boston Beer Co., Inc. Class A	298,737

Biotechnology* – 1.4%
6,365	Acceleron Pharma, Inc.	190,632
7,857	Alder Biopharmaceuticals, Inc.	208,603
5,569	BeiGene Ltd. ADR	154,595
5,984	Coherus Biosciences, Inc.	112,679
5,934	Heron Therapeutics, Inc.	127,225
6,175	Neurocrine Biosciences, Inc.	281,456
4,385	Ultragenyx Pharmaceutical, Inc.	296,514

		1,371,704

Building Products* – 0.2%
3,234	Patrick Industries, Inc.	148,279

Capital Markets – 0.1%
731	Diamond Hill Investment Group, Inc.	128,115

Chemicals – 1.8%
9,416	Balchem Corp.	577,766
6,583	Cabot Corp.	321,184
6,445	Minerals Technologies, Inc.	386,055
12,806	Olin Corp.	279,043
2,427	Sensient Technologies Corp.	163,216

		1,727,264

Commercial Banks – 4.1%
23,735	Bank of the Ozarks, Inc.	980,255
11,873	Columbia Banking System, Inc.	350,135
17,609	ConnectOne Bancorp, Inc.	303,051
18,661	Eagle Bancorp, Inc.*	946,113
1,620	First Citizens BancShares, Inc. Class A	413,100
8,258	Home BancShares, Inc.	355,011
22,324	LegacyTexas Financial Group, Inc.	550,510
2,400	Prosperity Bancshares, Inc.	126,648

		4,024,823

Common Stocks – (continued)

Commercial Services & Supplies – 4.2%
13,251	ABM Industries, Inc.	$426,285
4,368	G&K Services, Inc. Class A	308,599
12,930	Healthcare Services Group, Inc.	489,401
12,054	KAR Auction Services, Inc.	453,230
12,546	Knoll, Inc.	292,949
8,245	Team, Inc.*	236,879
13,374	Tetra Tech, Inc.	393,196
4,549	The Brink’s Co.	153,938
21,076	Waste Connections, Inc.	1,417,993

		4,172,470

Communications Equipment* – 0.3%
7,873	NETGEAR, Inc.	333,815

Computers & Peripherals* – 0.4%
10,818	Electronics for Imaging, Inc.	430,989

Construction & Engineering – 1.1%
18,193	Aegion Corp.*	386,237
10,930	Granite Construction, Inc.	487,369
10,856	Tutor Perini Corp.*	171,742

		1,045,348

Consumer Finance – 3.1%
4,846	Credit Acceptance Corp.*	951,124
7,465	First Cash Financial Services, Inc.	341,375
30,647	Navient Corp.	418,945
11,743	Nelnet, Inc. Class A	492,149
26,524	PRA Group, Inc.*	880,066

		3,083,659

Containers & Packaging – 1.2%
79,743	Graphic Packaging Holding Co.	1,058,987
6,834	Multi Packaging Solutions International Ltd.*	113,581

		1,172,568

Diversified Consumer Services* – 1.3%
17,211	2U, Inc.	482,424
12,828	Bright Horizons Family Solutions, Inc.	841,774

		1,324,198

Diversified Telecommunication Services – 1.0%
25,028	Cogent Communications Holdings, Inc.	968,584

Electric Utilities – 0.3%
8,600	PNM Resources, Inc.	272,448

Electrical Equipment – 1.4%
24,225	EnerSys	1,414,013

Electronic Equipment, Instruments & Components – 2.9%
4,036	Anixter International, Inc.*	251,443
10,621	Belden, Inc.	670,610
3,865	Coherent, Inc.*	360,991
12,861	Insight Enterprises, Inc.*	317,795
11,126	OSI Systems, Inc.*	566,202
8,124	SYNNEX Corp.	670,799

		2,837,840

The accompanying notes are an integral part of these financial statements.	19

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – 0.8%
18,909	Bristow Group, Inc.	$433,394
2,317	Dril-Quip, Inc.*	150,188
10,870	Forum Energy Technologies, Inc.*	181,964

		765,546

Food & Staples Retailing – 0.3%
3,294	PriceSmart, Inc.	285,063

Food Products* – 0.8%
9,236	TreeHouse Foods, Inc.	816,462

Health Care Equipment & Supplies* – 1.9%
4,928	IDEXX Laboratories, Inc.	415,677
7,638	Integra LifeSciences Holdings Corp.	540,923
15,549	Neogen Corp.	734,535
12,869	Novadaq Technologies, Inc.	144,133

		1,835,268

Health Care Providers & Services – 4.0%
6,660	Amsurg Corp.*	539,327
4,632	Chemed Corp.	601,141
5,410	CorVel Corp.*	244,532
9,636	Diplomat Pharmacy, Inc.*	291,874
3,454	Henry Schein, Inc.*	582,690
22,134	Kindred Healthcare, Inc.	326,698
5,286	LifePoint Health, Inc.*	357,122
12,947	Owens & Minor, Inc.	471,141
23,738	Select Medical Holdings Corp.	317,615
16,241	Teladoc, Inc.*	197,328

		3,929,468

Health Care Technology* – 1.2%
15,816	Medidata Solutions, Inc.	690,052
15,319	Press Ganey Holdings, Inc.	466,770

		1,156,822

Hotels, Restaurants & Leisure – 1.0%
12,917	ClubCorp Holdings, Inc.	172,442
6,669	International Speedway Corp. Class A	223,345
13,074	Lindblad Expeditions Holdings, Inc.*	130,740
8,183	Papa John’s International, Inc.	463,076

		989,603

Household Durables* – 0.3%
2,951	Helen of Troy Ltd.	293,713

Insurance – 4.7%
37,411	AmTrust Financial Services, Inc.	929,663
10,438	Assured Guaranty Ltd.	270,031
22,550	First American Financial Corp.	812,251
5,530	Global Indemnity PLC*	173,919
3,041	Infinity Property & Casualty Corp.	243,767
41,789	Maiden Holdings Ltd.	511,079
35,557	National General Holdings Corp.	717,896
2,533	Safety Insurance Group, Inc.	143,393
7,117	The Hanover Insurance Group, Inc.	610,354
2,188	The Navigators Group, Inc.*	180,751

		4,593,104

Common Stocks – (continued)
Internet & Catalog Retail – 1.9%
2,747	Expedia, Inc.	318,020
10,708	FTD Cos., Inc.*	297,790
9,006	HSN, Inc.	477,588
36,452	Liberty TripAdvisor Holdings, Inc. Class A*	804,131

		1,897,529

Internet Software & Services* – 1.4%
11,994	Demandware, Inc.	552,683
11,528	Envestnet, Inc.	361,749
8,984	SPS Commerce, Inc.	457,555

		1,371,987

IT Services – 5.4%
11,962	Booz Allen Hamilton Holding Corp.	329,792
14,862	Broadridge Financial Solutions, Inc.	889,342
6,712	Convergys Corp.	177,868
14,610	CoreLogic, Inc.*	518,363
22,357	Genpact Ltd.*	623,537
2,059	Global Payments, Inc.	148,619
18,550	MAXIMUS, Inc.	981,295
16,674	Sykes Enterprises, Inc.*	486,047
16,718	TeleTech Holdings, Inc.	464,593
7,295	WEX, Inc.*	689,305

		5,308,761

Leisure Equipment & Products* – 0.1%
25,813	Black Diamond, Inc.	109,705

Life Sciences Tools & Services* – 2.3%
9,541	Charles River Laboratories International, Inc.	756,315
2,867	ICON PLC	193,752
20,845	PAREXEL International Corp.	1,273,629

		2,223,696

Machinery – 2.1%
6,686	Colfax Corp.*	216,827
12,698	ESCO Technologies, Inc.	488,619
7,692	Hillenbrand, Inc.	233,144
5,381	IDEX Corp.	440,704
12,256	Woodward, Inc.	664,398

		2,043,692

Media* – 1.7%
36,658	Global Eagle Entertainment, Inc.	293,631
14,209	Live Nation Entertainment, Inc.	305,209
10,014	MSG Networks, Inc. Class A	171,139
12,338	Starz Class A	335,717
3,338	The Madison Square Garden Co. Class A	523,999

		1,629,695

Metals & Mining – 0.6%
20,250	Ferroglobe PLC	206,347
15,999	Steel Dynamics, Inc.	403,335

		609,682

20	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 3.6%
24,906	Parsley Energy, Inc. Class A*	$583,299
17,640	RSP Permian, Inc.*	539,960
12,246	Western Refining, Inc.	327,703
45,258	World Fuel Services Corp.	2,114,906

		3,565,868

Paper & Forest Products – 0.7%
6,408	Neenah Paper, Inc.	417,097
9,132	Schweitzer-Mauduit International, Inc.	314,049

		731,146

Personal Products – 0.3%
7,132	Nu Skin Enterprises, Inc. Class A	290,772

Pharmaceuticals* – 0.2%
11,225	Omeros Corp.	148,731

Professional Services – 3.4%
4,604	CEB, Inc.	284,021
9,131	FTI Consulting, Inc.*	367,979
12,600	GP Strategies Corp.*	294,084
10,447	Heidrick & Struggles International, Inc.	206,119
8,161	Korn/Ferry International	221,490
32,810	Navigant Consulting, Inc.*	523,648
12,287	On Assignment, Inc.*	443,069
26,967	RPX Corp.*	298,794
11,575	The Advisory Board Co.*	366,233
6,425	WageWorks, Inc.*	346,051

		3,351,488

Real Estate Investment Trusts – 3.5%
7,575	American Capital Mortgage Investment Corp.	112,337
20,980	American Homes 4 Rent Class A	331,904
33,011	Anworth Mortgage Asset Corp.	155,812
14,987	Ares Commercial Real Estate Corp.	179,844
15,016	Chatham Lodging Trust	319,991
5,935	Colony Capital, Inc. Class A	104,931
56,269	CYS Investments, Inc.	456,341
23,635	Hatteras Financial Corp.	375,560
9,242	LaSalle Hotel Properties	220,884
74,079	MFA Financial, Inc.	511,886
10,952	Silver Bay Realty Trust Corp.	159,899
67,728	Two Harbors Investment Corp.	530,310

		3,459,699

Real Estate Management & Development* – 1.0%
9,868	Colliers International Group, Inc.	408,732
13,067	FirstService Corp.	588,146

		996,878

Road & Rail – 0.8%
3,371	Genesee & Wyoming, Inc. Class A*	219,486
17,121	Knight Transportation, Inc.	454,905
2,322	Landstar System, Inc.	152,207

		826,598

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – 1.6%
11,445	Brooks Automation, Inc.	108,270
9,606	Cavium, Inc.*	474,248
16,591	M/A-COM Technology Solutions Holdings, Inc.*	678,406
14,629	Teradyne, Inc.	276,634

		1,537,558

Software – 6.8%
6,747	Aspen Technology, Inc.*	256,588
9,394	Blackbaud, Inc.	580,267
23,932	BroadSoft, Inc.*	937,297
3,291	Fair Isaac Corp.	351,183
5,131	Guidewire Software, Inc.*	292,313
16,879	Interactive Intelligence Group, Inc.*	627,392
16,560	Manhattan Associates, Inc.*	1,002,542
16,890	Monotype Imaging Holdings, Inc.	372,087
9,053	Open Text Corp.	506,244
6,239	Pegasystems, Inc.	164,647
9,076	Synchronoss Technologies, Inc.*	281,991
3,672	The Ultimate Software Group, Inc.*	721,879
4,084	Tyler Technologies, Inc.*	597,939

		6,692,369

Specialty Retail – 3.9%
21,140	American Eagle Outfitters, Inc.	302,513
2,387	Asbury Automotive Group, Inc.*	144,700
42,920	Ascena Retail Group, Inc.*	378,125
6,458	Group 1 Automotive, Inc.	425,195
4,305	Hibbett Sports, Inc.*	155,411
8,919	Lithia Motors, Inc. Class A	740,455
10,454	Monro Muffler Brake, Inc.	723,626
26,374	Tailored Brands, Inc.	459,435
27,603	The Finish Line, Inc. Class A	545,159

		3,874,619

Textiles, Apparel & Luxury Goods* – 0.5%
14,578	Steven Madden Ltd.	510,376

Thrifts & Mortgage Finance – 2.3%
27,976	Essent Group Ltd.*	571,270
20,445	Nationstar Mortgage Holdings, Inc.*	236,958
33,907	Radian Group, Inc.	433,671
24,090	Walker & Dunlop, Inc.*	531,184
19,800	Washington Federal, Inc.	480,942

		2,254,025

Tobacco – 0.2%
4,265	Universal Corp.	232,656

Trading Companies & Distributors – 1.8%
16,472	Air Lease Corp.	502,066
18,754	BMC Stock Holdings, Inc.*	329,133
15,478	WESCO International, Inc.*	909,952

		1,741,151

The accompanying notes are an integral part of these financial statements.	21

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Transportation Infrastructure* – 0.6%
38,532	Wesco Aircraft Holdings, Inc.	$556,017

TOTAL COMMON STOCKS
(Cost $93,198,737)		$93,183,442

TOTAL INVESTMENTS – 94.7%
(Cost $93,198,737)		$93,183,442

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.3%		5,187,374

NET ASSETS – 100.0%		$98,370,816

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
GP	—General Partnership
PLC	—Public Limited Company

22	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Schedule of Investments

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2016, certain Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager International Equity	$13,800,000	$13,800,223	$14,089,780
Multi-Manager U.S. Dynamic Equity	9,000,000	9,000,145	9,188,987

REPURCHASE AGREEMENTS — At April 30, 2016, the Principal Amount of certain Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager International Equity	Multi-Manager U.S. Dynamic Equity
BNP Paribas Securities Co.	0.30%	$2,291,239	$1,494,287
Citigroup Global Markets, Inc.	0.30	2,897,744	1,889,833
Merrill Lynch & Co., Inc.	0.30	1,939,467	1,264,869
Merrill Lynch & Co., Inc.	0.28	6,671,550	4,351,011
TOTAL		$13,800,000	$9,000,000

At April 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.330%	02/01/33
Federal Home Loan Banks	3.375 to 5.500	09/01/28 to 07/15/36
Federal Home Loan Mortgage Corp.	4.000 to 7.500	09/01/17 to 11/01/45
Federal National Mortgage Association	2.500 to 6.500	03/01/19 to 08/01/45
Government National Mortgage Association	3.500 to 10.000	02/15/18 to 04/20/46
United States Treasury Floating Rate Note	0.518	10/31/17
United States Treasury Inflation Protected Securities	0.125	07/15/22
U.S. Treasury Notes	1.625 to 2.500	06/30/20 to 08/15/23
United States Treasury Stripped Securities	0.000	11/15/31 to 02/15/44

The accompanying notes are an integral part of these financial statements.	23

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Assets:
Investments, at value (cost $258,584,782, $159,714,474 and $93,198,737)	$257,082,780	$160,559,746	$93,183,442
Foreign currencies, at value (cost $532,164, $0 and $0, respectively)	536,924	—	—
Cash	80,129	204,748	—
Unrealized gain on forward foreign currency exchange contracts	—	5,858	—
Receivables:
Investments sold	1,171,664	1,178,024	—
Dividends and interest	812,734	66,334	—
Foreign tax reclaims	181,545	43	—
Deferred offering costs	70,847	70,846	172,825
Reimbursement from investment adviser	53,877	51,051	13,529
Fund shares sold	—	—	98,388,261
Collateral on certain derivative contracts(a)	—	180,000	—
Total assets	259,990,500	162,316,650	191,758,057

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	—	25,664	—
Payables:
Investments purchased	1,468,855	665,394	93,198,737
Fund shares redeemed	240,000	120,000	—
Management fees	101,694	90,608	2,016
Transfer agency fees	4,190	2,659	54
Organization costs	12,000	12,000	12,000
Deferred offering costs	168,353	161,272	173,300
Accrued expenses	30,888	87,886	1,134
Total liabilities	2,025,980	1,165,483	93,387,241

Net Assets:
Paid-in capital	262,889,269	165,662,556	98,388,261
Undistributed (distributions in excess of) net investment income (loss)	1,719,752	131,792	(2,150)
Accumulated net realized loss	(5,178,045)	(5,468,649)	—
Net unrealized gain (loss)	(1,466,456)	825,468	(15,295)
NET ASSETS	$257,964,520	$161,151,167	$98,370,816
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	27,747,228	17,560,078	9,838,826
Net asset value, offering and redemption price per share:	$9.30	$9.18	$10.00

(a)	Segregated for collateral on forward currency transactions.

24	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund(a)
Investment income:
Dividends (net of foreign withholding taxes of $239,238, $145 and $0)	$2,596,275	$1,127,389	$—
Interest	9,557	10,035	—
Total investment income	2,605,832	1,137,424	—

Expenses:
Management fees	639,743	561,198	2,016
Amortization of offering costs	140,149	140,149	475
Custody, accounting and administrative services	112,374	92,537	539
Professional fees	101,607	94,873	406
Printing and mailing costs	39,565	39,565	108
Transfer Agency fees	21,325	14,030	54
Shareholder meeting expense	9,259	9,256	—
Trustee fees	8,654	8,654	54
Organization costs	—	—	12,000
Other	4,987	4,987	27
Total expenses	1,077,663	965,249	15,679
Less — expense reductions	(460,653)	(401,810)	(13,529)
Net expenses	617,010	563,439	2,150
NET INVESTMENT INCOME (LOSS)	1,988,822	573,985	(2,150)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(4,581,821)	(3,414,604)	—
Forward foreign currency exchange contracts	2,138	(154,779)	—
Foreign currency transactions	17,979	669	—
Net change in unrealized gain (loss) on:
Investments	1,511,407	486,166	(15,295)
Forward foreign currency exchange contracts	—	(52,576)	—
Foreign currency translation	37,076	2	—
Net realized and unrealized loss	(3,013,221)	(3,135,122)	(15,295)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,024,399)	$(2,561,137)	$(17,445)

(a)	Commenced operations on April 29, 2016.

The accompanying notes are an integral part of these financial statements.	25

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager International Equity Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$1,988,822	$489,198
Net realized loss	(4,561,704)	(712,318)
Net change in unrealized gain (loss)	1,548,483	(3,014,939)
Net decrease in net assets resulting from operations	(1,024,399)	(3,238,059)

Distributions to shareholders:
From net investment income	(662,291)	—

From share transactions:
Proceeds from sales of shares	82,972,005	196,158,215
Reinvestment of distributions	662,291	—
Cost of shares redeemed	(9,038,232)	(7,865,010)
Net increase in net assets resulting from share transactions	74,596,064	188,293,205
TOTAL INCREASE	72,909,374	185,055,146

Net assets:
Beginning of period	185,055,146	—
End of period	$257,964,520	$185,055,146
Undistributed net investment income	$1,719,752	$393,221

(a)	Commenced operations on July 31, 2015.

26	The accompanying notes are an integral part of these financial statements.

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statements of Changes in Net Assets

	Multi-Manager U.S. Dynamic Equity Fund		Multi-Manager U.S. Small Cap Equity Fund(b)
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(a)	For the Period Ended April 30, 2016 (Unaudited)
From operations:
Net investment income (loss)	$573,985	$158,832	$(2,150)
Net realized gain (loss)	(3,568,714)	(1,910,474)	—
Net change in unrealized gain (loss)	433,592	391,876	(15,295)
Net decrease in net assets resulting from operations	(2,561,137)	(1,359,766)	(17,445)

Distributions to shareholders:
From net investment income	(599,786)	—	—

From share transactions:
Proceeds from sales of shares	41,860,000	134,047,310	98,388,261
Reinvestment of distributions	599,786	—	—
Cost of shares redeemed	(10,079,230)	(756,010)	—
Net increase in net assets resulting from share transactions	32,380,556	133,291,300	98,388,261
TOTAL INCREASE	29,219,633	131,931,534	98,370,816

Net assets:
Beginning of period	131,931,534	—	—
End of period	$161,151,167	$131,931,534	$98,370,816
Undistributed (distributions in excess of) net investment income (loss)	$131,792	$157,593	$(2,150)

(a)	Commenced operations on July 31, 2015.
(b)	Commenced operations on April 29, 2016.

The accompanying notes are an integral part of these financial statements.	27

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED APRIL 30,
2016 - Institutional	$9.52	$0.08	$(0.27)	$(0.19)	$(0.03)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (commenced July 31, 2015)	10.00	0.03	(0.51)	(0.48)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value (“NAV”) at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.30	(1.98)%	$257,965	0.58%	0.94%	1.87%	12%

9.52	(4.80)	185,055	0.57	1.07	1.31	6

The accompanying notes are an integral part of these financial statements.	29

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE PERIOD ENDED APRIL 30,
2016 - Institutional	$9.51	$0.04	(e)	$(0.33)	$(0.29)	$(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (commenced July 31, 2015)	10.00	0.02		(0.51)	(0.49)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.17% of average net assets.

30	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)		Portfolio turnover rate(d)

$9.18	(3.03)%	$161,151	0.80%	1.27%	0.82	%(e)	31%

9.51	(4.90)	131,932	0.79	1.51	0.70		14

The accompanying notes are an integral part of these financial statements.	31

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)(b)	Net realized and unrealized gain(b)	Total from investment operations(b)
FOR THE PERIOD ENDED APRIL 30,
2016 - Institutional (Commenced April 29, 2016)	$10.00	$—	$—	$—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)	Ratio of total expenses to average net assets(d)	Ratio of net investment loss to average net assets(d)	Portfolio turnover rate(e)

$10.00	—%	$98,371	0.80%	1.26%	(0.80)%	—%

The accompanying notes are an integral part of these financial statements.	33

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager International Equity	Institutional	Diversified
Multi-Manager U.S. Dynamic Equity	Institutional	Non-diversified
Multi-Manager U.S. Small Cap Equity (Commenced April 29, 2016)	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2016, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager International Equity Fund with Causeway Capital Management LLC, Massachusetts Financial Services Company doing business as MFS Investment Management and WCM Investment Management; for the Multi-Manager U.S. Dynamic Equity Fund with Sirios Capital Management, L.P., Smead Capital Management, Inc. and Weitz Investment Management, Inc.; and for the Multi-Manager U.S. Small Cap Equity Fund with Brown Advisory LLC, PNC Capital Advisors, LLC and Robeco Investment Management, Inc., doing business as Boston Partners (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the applicable Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the applicable Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

34

ACTIVE EQUITY MULTI-MANAGER FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Multi-Manager International Equity Fund, Multi-Manager U.S. Dynamic Equity Fund and Multi-Manager U.S. Small Cap Equity Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Multi-Manager U.S. Small Cap Equity Fund were expensed on the first day of operations.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

35

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

ii.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

MULTI-MANAGER INTERNATIONAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$1,233,940	$—
Asia	14,640,546	43,729,273	—
Australia and Oceania	—	5,506,162	—
Europe	21,891,596	142,880,965	—
North America	10,765,590	2,298,218	—
South America	336,490	—	—
Short-term Investments	—	13,800,000	—
Total	$47,634,222	$209,448,558	$—

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ACTIVE EQUITY MULTI-MANAGER FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER U.S. DYNAMIC EQUITY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Europe	$7,094,629	$5,253,385	$—
North America	138,765,883	—	—
Asia	298,296	—	—
Warrants	—	147,553	—
Short-term Investments	—	9,000,000	—
Total	$146,158,808	$14,400,938	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$5,858	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(25,664)	$—

MULTI-MANAGER U.S. SMALL CAP EQUITY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$154,595	$—	$—
Europe	574,018	—	—
North America	92,454,829	—	—
Total	$93,183,442	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone difference between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

39

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$5,858	Payable for unrealized loss on forward foreign currency exchange contracts	$(25,664)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager International Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts	$2,138	$—	1

Multi-Manager U.S. Dynamic Equity Fund
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(154,779)	$(52,576)	15

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016

40

ACTIVE EQUITY MULTI-MANAGER FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

41

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2016, the contractual and effective net management fees with GSAM were at the following rates:

	Management Rate
Fund	Contractual Management Fee Annual Rate	Effective Net Management Rate*
Multi-Manager International Equity	0.60%	0.48%
Multi-Manager U.S. Dynamic Equity	0.80%	0.69%
Multi-Manager U.S. Small Cap Equity	0.75%	0.75%

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers. This arrangement will remain in effect through at least February 28, 2017 for the Multi-Manager International Equity and Multi-Manager U.S. Dynamic Equity Funds and March 31, 2017 for the Multi-Manager U.S. Small Cap Equity Fund. Prior to such dates, GSAM may not terminate the applicable arrangement without the approval of the Trustees.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates of 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and the Multi-Manager U.S. Small Cap Equity are 0.57%, 0.79% and 0.80% respectively. These Other Expense limitations will remain in place through at least February 28, 2017 for the Multi-Manager International Equity and Multi-Manager U.S. Dynamic Equity Funds and March 31, 2017 for the Multi-Manager U.S. Small Cap Equity Fund and prior to such dates GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Also, the Funds bear their respective share of costs related to proxy and shareholder meetings.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, these expense reductions, including any fee waivers Total Annual Operating Expenses and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Total Annual Operating Expense Reimbursements	Total Expense Reductions
Multi-Manager International Equity	$122,099	$338,554	$460,653
Multi-Manager U.S. Dynamic Equity	79,756	322,054	401,810
Multi-Manager U.S. Small Cap Equity	—	13,529	13,529

D.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $245 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager U.S. Small Cap Equity Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended April 30, 2016, were as follows:

Fund	Purchases	Sales and Maturities
Multi-Manager International Equity Fund	$92,445,445	$25,036,967
Multi-Manager U.S. Dynamic Equity Fund	77,459,949	41,701,476
Multi-Manager U.S. Small Cap Equity Fund	93,198,737	—

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Capital loss carryforwards:
Perpetual Short-term	$(435,514)	$(1,145,765)	N/A

43

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

7. TAX INFORMATION (continued)

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager International Equity Fund	Multi-Manager U.S. Dynamic Equity Fund	Multi-Manager U.S. Small Cap Equity Fund
Tax Cost	$258,795,932	$160,468,644	$93,198,737
Gross unrealized gain	9,511,490	8,591,251	164,526
Gross unrealized loss	(11,224,642)	(8,500,149)	(179,821)
Net unrealized security gain (loss)	$(1,713,152)	$91,102	$(15,295)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Country Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

8. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager U.S. Dynamic Equity Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — As a result of the Funds’ ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if their investments were not so concentrated.

45

ACTIVE EQUITY MULTI-MANAGER FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On May 3, 2016, the Multi-Manager International Equity, Multi-Manager U.S. Dynamic Equity and Multi-Manager U.S. Small Cap Equity Funds were added to a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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ACTIVE EQUITY MULTI-MANAGER FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager International Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	9,215,566	$82,972,005	20,284,525	$196,158,215
Reinvestment of distributions	70,232	662,291	—	—
Shares redeemed	(973,955)	(9,038,232)	(849,140)	(7,865,010)
NET INCREASE	8,311,843	$74,596,064	19,435,385	$188,293,205

(a)	Commenced operations July 31, 2015.

	Multi-Manager U.S. Dynamic Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	4,741,382	$41,860,000	13,953,668	$134,047,310
Reinvestment of distributions	64,982	599,786	—	—
Shares redeemed	(1,119,086)	(10,079,230)	(80,868)	(756,010)
NET INCREASE	3,687,278	$32,380,556	13,872,800	$133,291,300

(a)	Commenced operations July 31, 2015.

	Multi-Manager U.S. Small Cap Equity Fund(a)

	For the Period Ended April 30, 2016 (Unaudited)

	Shares	Dollars

Institutional Shares
Shares sold	9,838,826	$98,388,261
NET INCREASE	9,838,826	$98,388,261

(a)	Commenced operations April 29, 2016.

47

ACTIVE EQUITY MULTI-MANAGER FUNDS

Fund Expenses — Period Ended April 30, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days in a 366 day year for Multi-Manager International Equity and Multi-Manager U.S. Dynamic Equity Funds; and from April 29, 2016 through April 30, 2016, which represents a period of 1 day in a 366 day year for Multi-Manager U.S. Small Cap Equity Fund.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager International Equity Fund				Multi-Manager U.S. Dynamic Equity Fund				Multi-Manager U.S. Small Cap Equity Fund(a)
Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 4/29/16	Ending Account Value 4/30/16		Expenses Paid for the period ended 4/30/16*
Institutional
Actual	$1,000.00	$980.20		$2.86	$1,000.00	$969.70		$3.92	$1,000.00	$1,000.00		$0.02
Hypothetical 5% return	1,000.00	1,021.98	+	2.92	1,000.00	1,020.89	+	4.02	1,000.00	1,000.11	+	0.02

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager International Equity	0.58%
Multi-Manager U.S. Dynamic Equity	0.80
Multi-Manager U.S. Small Cap Equity	0.80

(a)	Commenced operations April 29, 2016.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

48

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited)

Background

The Multi-Manager U.S. Small Cap Equity Fund (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on April 29, 2016. At meetings held on November 3, 2015, February 24, 2016, and March 23, 2016 (the “Meetings”) in connection with the Fund’s launch, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved (i) the investment management agreement (the “Management Agreement”) between the Trust on behalf of the Fund and Goldman Sachs Asset Management, L.P. (the “Investment Adviser”); and (ii) the sub-advisory agreements (each a “Sub-Advisory Agreement” and, collectively with the Management Agreement, the “Agreements”) between the Investment Adviser and each of the Fund’s Sub-Advisers, as defined below, each for a term of two years.

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. In evaluating the Agreements at the Meetings, the Trustees relied upon information included in presentations made by the Investment Adviser (and, with respect to the Sub-Advisory Agreements, materials furnished and presentations made by the Sub-Advisers) and information received at prior Board meetings.

Management Agreement

At the Meetings, the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar mutual funds; the Investment Adviser’s proposal to waive a specified portion of the fee payable under its Management Agreement; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would employ a “manager of managers” structure, whereby the Investment Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team and other key personnel that would be providing services to the Fund.

The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund. In this regard, the Trustees noted that the Fund would be offered to the Investment Adviser’s institutional clients as part of an investment model whereby the Fund and six other funds would act as core “building blocks” with which the client and the Investment Adviser would form an investment strategy for the client’s portfolio. The Trustees considered the Investment Adviser’s representations that its clients would benefit from this approach with increased liquidity, increased investment oversight, access to new investment strategies, economies of scale, and reduced complexity in managing client portfolios. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other funds that employ a “manager of managers” structure (including other series of the Trust), and has a team dedicated to sub-adviser oversight. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund will operate, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees also reviewed the sub-adviser oversight process that the Investment Adviser had employed and was expected to employ going forward, which included areas such as investment analytics, risk management, and compliance. The Trustees concluded that the Investment Adviser’s management of the Fund would likely benefit the Fund and its shareholders.

Costs of Services to be Provided and Profitability

The Trustees considered the contractual fee rates payable by the Fund under the Management Agreement (0.75% of the average daily net assets of the Fund), payable by the Investment Adviser under each Sub-Advisory Agreement, and the net amount expected to be retained by the Investment Adviser. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which include both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund. The Trustees also reviewed the Fund’s projected total operating

49

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

expense ratios (both gross and net of expense limitations). They compared the Fund’s projected fees and expenses to similar information for comparable mutual funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s fee rates and total operating expense ratios were prepared by a third-party provider of mutual fund data. The Trustees also considered information regarding fees paid to the Investment Adviser by other funds and accounts with comparable investment strategies. The Trustees believed that the comparisons were useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertaking to waive a specified portion of the fee payable under the Management Agreement. In this regard, the Trustees noted that the Fund would be offered under an arrangement whereby clients would pay a single management fee for the Investment Adviser’s management of their accounts, and that fund-level management fees would be waived in order to avoid charging two layers of management fees. The Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group, as well as the Investment Adviser’s undertakings to waive certain fees and to limit certain expenses of the Fund that exceed a specified level. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the blended sub-advisory fee rates paid to all Sub-Advisers for the Fund. In this regard, they noted that the Investment Adviser had agreed to implement a waiver which had the effect of limiting the Fund’s management fees to the actual amount of fees paid by the Investment Adviser to the respective Sub-Advisers.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of the Investment Adviser’s other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) Goldman Sachs’ retention of certain fees as Fund Distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers (including the Sub-Advisers) may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain Sub-Advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the investment management fees that would be payable by the Fund were reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management would likely benefit the Fund and its shareholders and that the Management Agreement should be approved for a period of two years.

50

ACTIVE EQUITY MULTI-MANAGER FUNDS

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreements (Unaudited) (continued)

Sub-Advisory Agreements

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreements

The Trustees, including all of the Independent Trustees, unanimously concluded that the Sub-Advisory Agreements between the Investment Adviser and each of PNC Capital Advisors LLC (“PNC”), Robeco Investment Management, Inc. d/b/a Boston Partners (“Boston Partners”), and Brown Advisory LLC (“Brown Advisory”) (each, a “Sub-Adviser”) with respect to the Fund should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the respective services to be provided to the Fund by the Investment Adviser and each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing funds or accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they considered assessments provided by the Investment Adviser of each Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that each Sub-Adviser currently manages other assets for the Investment Adviser’s clients. While the Fund had not yet commenced operations, and therefore there was no Fund-related performance information to consider, the Trustees considered the performance of composites of separate accounts and/or funds managed by each Sub-Adviser with investment strategies comparable to those to be used in managing its respective sleeve of the Fund. They also considered that Boston Partners was already a sub-adviser of the Multi-Manager Global Equity Fund, another series of the Trust.

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement and the proposed fee schedules for the Sub-Advisers, including any breakpoints, as well as those of any comparable funds or accounts managed by the Sub-Advisers. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of each Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the respective Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Independent Trustees unanimously concluded that each Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that the Sub-Advisory Agreements should be approved.

51

ACTIVE EQUITY MULTI-MANAGER FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Trust was held on April 22, 2016 to consider and act upon the proposal below. With the exception of the Multi-Manager U.S. Small Cap Equity Fund which commenced operations on April 29, 2016, the series of the Trust will bear their respective share of the proxy, shareholder meeting and other related costs.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, and Westley V. Thompson were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Cheryl K. Beebe	228,141,495	0	2,080,367	0
Lawrence Hughes	228,141,495	0	2,080,367	0
John F. Killian	228,141,495	0	2,080,367	0
Westley V. Thompson	228,141,495	0	2,080,367	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Richard P. Strubel and James A. McNamara continue to serve on the Trust’s Board of Trustees.

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

INVESTOR FUNDSSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. Lawrence Hughes John F. Killian James A. McNamara Richard P. Strubel Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on a Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available (I) without charge, upon request by calling 1-800-621-2550; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Qs may be obtained upon request and without charge by calling 1-800-621-2550.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 51093-TMPL-06/2016 MMGRFDSSAR-16/123

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

Investment Process	1

Portfolio Management Discussion and Performance Summaries	2

Schedule of Investments	11

Financial Statements	31

Financial Highlights	34

Notes to Financial Statements	36

Other Information	54

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs’ Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and a team of over 300 people located in 8 offices globally.2

■	We have over 150 alternative investment professionals[2] dedicated to manager selection

■	We employ a rigorous due diligence process to evaluate manager’s skill, strategy, and team and continually monitor managers after an investment is made

■	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

■	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

■	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

■	The process is continual with ongoing re-balancing and active management to optimize diversification

■	We have over 45 professionals[2] focused on alternative investment risk management and operational diligence

■	We consider risk management an all-encompassing and real time discipline

■	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

[1]	In June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

[2]	As of March 2016.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

1

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection (“AIMS”) Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -1.69%, -2.11%, -1.42%, -1.62% and -1.77%, respectively. These returns compare to the 0.14% cumulative total return of the Fund’s primary benchmark, the Bank of America Merrill Lynch Three- Month U.S. Treasury Bill Index (the “BofA Index”) during the same time period. The HFRX Global Hedge Fund Index (net of management, administrative and performance/ incentive fees), a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned -3.48% during the Reporting Period.

To compare, the MSCI® World Index (net), not the Fund’s benchmark but designed to measure the equity market performance of developed markets, had a cumulative total return of -1.05% during the Reporting Period. Similarly not benchmarks of the Fund, the Barclays Global Aggregate Bond Index, designed to measure the broad global investment grade fixed income market, and the Barclays U.S. Corporate High Yield Bond Index, designed to measure the U.S. non-investment grade fixed-rate debt market, had cumulative total returns of 6.09% and 2.37%, respectively, during the Reporting Period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the BofA Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Notably, during the Reporting Period, the Fund had a realized beta to the MSCI® World Index (net) of 0.39. (Beta is a measure of the sensitivity of an asset’s returns to broad market returns.) The Fund’s overall annualized volatility was 5.14% during the Reporting Period, while the overall annualized volatility of the global equity markets, as measured by the MSCI® World Index (net), during the same time period was 11.59%.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	Global equity markets ended the Reporting Period in negative territory, as central bank activity, global economic growth worries and declining energy prices weighed on investor sentiment.

In the United States, equities were modestly positive, with gains in the utilities, telecommunication services and consumer staples sectors outweighing losses in the information technology, financials and health care sectors. As interest rates remained low, investors were searching for yield, boosting traditionally defensive sectors. Markets experienced a shift away from momentum and growth stocks in favor of value due to high valuations and political uncertainty. Also impacting equities was the drop in oil prices, which reached their lowest level in a decade during the Reporting Period before rallying toward the end of the Reporting Period.

Monetary policy dominated headlines during the Reporting Period, with the Federal Reserve (the “Fed”) raising interest rates for the first time in nearly 10 years in December 2015 and then making dovish statements in March and April 2016. (Dovish commentary tends to imply lower interest rates; hawkish, the opposite.) Additionally, the People’s Bank of China (“PBoC”) devalued the renminbi, while there was

2

PORTFOLIO RESULTS

inaction from the European Central Bank (“ECB”) and Bank of Japan (“BoJ”).

Following the Fed’s move to end the 10-year period of zero interest rates in December 2015, the Fed signaled there would be four additional rate hikes in 2016. As a result, markets were expecting a hawkish March 2016 Fed announcement, especially after core inflation continued to rise. But the Fed’s outlook was unexpectedly dovish — cutting the number of potential rake hikes to two in 2016 and emphasizing that global economic and financial conditions would be a variable in its decision to increase rates in the future — a shift from its previous domestic agenda.

In the first week of 2016, the PBoC surprised markets by weakening the renminbi. This led to a sharp sell-off in risk assets to start the year, as the uncertainty over the scale of renminbi weakening and Chinese monetary policy led to a flight to safety. This “risk off” sentiment persisted into the middle of February 2016 before reversing toward the end of the Reporting Period. Similarly, markets reacted negatively when the ECB and BoJ surprised markets with their decision to leave monetary policy unchanged in December 2015 and April 2016, respectively. The signaling surrounding these policy decisions led investors to question expectations on future central bank actions, making markets more volatile.

The U.S. dollar began weakening against other major currencies after dovish statements from the Fed. By the end of the Reporting Period, the market implied probability of a June 2016 interest rate hike was less than 20%, and most major currencies continued to appreciate against the U.S. dollar.[1]

Political uncertainty in Brazil and a United Kingdom referendum vote also drove markets during the latter half of the Reporting Period. Brazilian assets rallied after the Brazilian congress voted to move forward with the impeachment process of President Dilma Rousseff, leading emerging market assets upward. In addition, the uncertainty around the U.K. referendum taking place in June 2016 led to significant price action, specifically in U.K. assets.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative

[1]	Source: Bloomberg

investment strategies. During the Reporting Period, the Fund allocated capital to 10 Underlying Managers — Ares Capital Management II LLC (“Ares”); Atreaus Capital, LP (“Atreaus”); Brigade Capital Management, LP (“Brigade”); Corsair Capital Management, L.P. (“Corsair”); First Pacific Advisors, LLC (“FPA”); Graham Capital Management, L.P. (“GCM”); Lateef Investment Management (“Lateef”); New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”); Polaris Capital Management, LLC (“Polaris”) and Sirios Capital Management, L.P. (“Sirios”).

These 10 Underlying Managers represented four strategies — dynamic equity (Lateef and Polaris); equity long/short (Corsair, FPA and Sirios); event driven and credit (Ares, Brigade and New Mountain Vantage); and tactical trading (GCM and Atreaus).

Of the 10 Underlying Managers with allocated capital during the Reporting Period, four generated positive returns, one generated flat returns and five generated negative returns.

Q	Which strategies most significantly affected Fund performance?

A	Of the four strategies employed across the Underlying Managers during the Reporting Period, one generated positive returns, one generated flat returns and two generated negative returns. The Fund did not have an allocation to the opportunistic fixed income or relative value strategies during the Reporting Period.

The Fund’s event driven and credit strategy posted positive performance during the Reporting Period, largely due its exposure to high yield corporate bonds and high yield loans. Its equity positions in the industrials, consumer non-cyclical and cyclical sectors detracted from the Fund’s performance but were partially offset by gains in the communications sector. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The Fund’s dynamic equity strategy posted flat performance during the Reporting Period, with gains from exposure to the energy and communications sectors offset by losses in the basic materials and consumer cyclical sectors. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less

3

PORTFOLIO RESULTS

constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

The Fund’s tactical trading strategy generated modestly negative returns during the Reporting Period, with losses in equities trading partially offset by gains in foreign exchange trading. The impact of trading strategies in interest rate futures and commodity futures was generally flat. During the Reporting Period, a choppy environment for equities, which experienced large swings both up and down, proved difficult for trend following managers. The Fund’s long exposure to the U.S. dollar, particularly versus the euro, detracted from the Fund’s performance in the second half of the Reporting Period. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles of which the two major strategies are macro and managed futures. Tactical trading managers that employ a global macro style may select their investments based upon fundamental and/or technical analysis. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, i.e., determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral, but at any given time may have significant long or short exposures in a particular market or asset.

The Fund’s equity long/short strategy generated negative returns during the Reporting Period, attributable primarily to positions in the communications and financials sectors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the Investment Company Act of 1940. During the Reporting Period, credit default swaps, total return swaps, equity futures, equity options, interest rate swaps, interest rate swap futures, interest rate swaptions, bond futures, options on bond futures, commodity futures, commodity swaps, inflation swaps, forward foreign exchange contracts, written option currency contracts, foreign exchange options, foreign exchange futures and cross currency swaps were used by the Underlying Managers of the Fund.

Q	Were there any notable changes in the Fund’s allocations and Underlying Managers during the Reporting Period?

A	During the Reporting Period, shifts to the Fund’s asset allocation were made in response to the market environment and were also the result of changes in allocations to the Fund’s various strategies. More specifically, we decreased the Fund’s allocations to the dynamic equity and equity long/ short strategies as a reflection of our more neutral outlook on beta within the equities market and our continued positive view of equity alpha opportunities. (Alpha opportunities refer to the prospect of potentially outperforming a benchmark index.) In the process, we completely redeemed assets from Underlying Manager Lateef, and as of January 4, 2016, Lateef no longer served as an Underlying Manager of the Fund.

In addition, during the Reporting Period, we increased the Fund’s allocation to the event driven and credit strategy, reflecting the addition of Underlying Manager New Mountain Vantage. New Mountain Vantage, approved by the Fund’s Board in November 2015, was first allocated capital during the Reporting Period — in December 2015. In late January 2016, we further increased the Fund’s allocation to the event driven and credit strategy because of the opportunities we believed were created by widening credit spreads (yield differentials versus U.S. Treasuries) in the fourth quarter of 2015. Spreads then sharply narrowed, particularly during March 2016, benefiting the Fund. Furthermore, during the Reporting Period, we increased the Fund’s allocation to the tactical trading strategy as a result of our positive view of uncorrelated strategies.

4

PORTFOLIO RESULTS

Near the end of the Reporting Period, we added two new Underlying Managers — Acadian Asset Management LLC (“Acadian”) and QMS Capital Management LP (“QMS”) — but did not allocate assets to them. Acadian, approved by the Fund’s Board in February 2016, will become the first manager to implement the Fund’s relative value strategy. Relative value strategies seek to identify and benefit from price discrepancies between related assets (those that share a common financial factor, such as interest rates, an issuer or an index). Relative value opportunities generally rely on arbitrage (the simultaneous purchase and sale of related assets) and may exist between two issuers or within the capital structure of a single issuer. Relative value strategies include, among others, fixed income arbitrage, convertible arbitrage, volatility arbitrage, statistical arbitrage and equity market neutral strategies. Through the relative value strategy, we will attempt to exploit a source of return that has a low correlation to the broad market. QMS, approved by the Fund’s Board in February 2016, will become one of the Fund’s Underlying Managers within the tactical trading strategy, joining GCM and Atreaus.

In addition, near the end of the Reporting Period, we engaged Russell Implementation Services Inc. (“RIS”) to manage a beta completion mandate designed to achieve a target beta exposure for the Fund overall. Importantly, we do not intend to use RIS to override any views and/or decisions taken by the Fund’s Underlying Managers.

Q	Were there any changes to the Fund’s portfolio management team during the Reporting Period?

A	During the Reporting Period, Kent Clark was added as a portfolio manager for the Fund, effective February 26, 2016. Kent Clark is Co-Chief Investment Officer of the AIMS Group and Head of the AIMS Hedge Fund Investment Team. He also serves as Chairman of the AIMS Hedge Funds and Public Equity Investment Committee, Co-Chairman of the AIMS Credit Strategies Investment Committee and member of the AIMS Imprint Environmental, Social and Governance Investment Committee. Previously, he was a member of the Goldman Sachs Quantitative Equity Team, designing and managing strategies for both global equity portfolios and equity market neutral trading. He joined Goldman Sachs in 1992 as an Associate and was named Managing Director in 1998 and Partner in 2012.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to closely monitor global economic growth, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits. We intend to continue to actively explore adding new managers with what we consider to be unique alternative capabilities as market conditions warrant.

5

FUND BASICS

Multi-Manager Alternatives Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015– April 30, 2016	Fund Total Return (based on NAV)[1]	Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index[2]	HFRX Global Hedge Fund Index[3]
Class A	-1.69%	0.14%	-3.48%
Class C	-2.11	0.14	-3.48
Institutional	-1.42	0.14	-3.48
Class IR	-1.62	0.14	-3.48
Class R	-1.77	0.14	-3.48

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

[3]	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices.

The HFRX Global Hedge Fund Index is a trademark of HFR. HFR has not participated in the formation of the Fund. HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 3/31/16	One Year	Since Inception	Inception Date
Class A	-13.32%	-1.15%	4/30/13
Class C	-9.82	0.02	4/30/13
Institutional	-7.89	1.17	4/30/13
Class IR	-8.00	1.05	4/30/13
Class R	-8.36	0.54	4/30/13

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.73%	2.91%
Class C	3.48	3.66
Institutional	2.33	2.51
Class IR	2.48	2.66
Class R	2.98	3.18

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund, as supplemented, and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)[6]

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives and short positions, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Short-term investments represent repurchase agreements.

7

FUND BASICS

TOP TEN EQUITY HOLDINGS AS OF 4/30/16[7]
Holding	% of Net Assets	Line of Business
Allergan PLC	0.9%	Pharmaceuticals
Oracle Corp.	0.9	Software
Bank of America Corp.	0.9	Commercial Banks
Aon PLC	0.8	Insurance
The Sherwin-Williams Co.	0.8	Chemicals
American International Group, Inc.	0.7	Insurance
Constellation Brands, Inc. Class A	0.6	Beverages
DISH Network Corp. Class A	0.6	Media
Time Warner, Inc.	0.5	Media
Alphabet, Inc. Class A	0.5	Internet Software & Services

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

UNDERLYING MANAGER ALLOCATION (%)[8]
As of April 30, 2016
Atreaus Capital, LP	19.0%
Graham Capital Management, L.P	16.4
Ares Capital Management II LLC	14.7
Sirios Capital Management, L.P.	12.8
Brigade Capital Management, LP	11.1
First Pacific Advisors, LLC	10.8
Corsair Capital Management, L.P.	8.7
New Mountain Vantage Advisers, L.L.C	5.4
Polaris Capital Management, LLC	1.1

[8]	The chart above only represent capital allocated to the Underlying Managers, as a percentage of net assets, and as such the weightings may not sum to 100%.

8

FUND BASICS

STRATEGY ALLOCATION (%)[9]
As of April 30, 2016

Equity Long/Short Strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Event Driven and Credit Strategies typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral.

[9]	The chart above only represent capital allocated to the Underlying Managers, as a percentage of net assets, and as such the weightings may not sum to 100%.

9

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Index Definitions

The Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity, as reported by Bank of America Merrill Lynch.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

The Barclays Global Aggregate Bond Index, an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.

The Barclays U.S. Corporate High Yield Bond Index covers the universe of U.S. dollar denominated, nonconvertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

The MSCI® World Index represents large and mid-cap equity performance across 23 developed markets countries, covering approximately 85% of the free float-adjusted market capitalization in each. This index offers a broad global equity benchmark, without emerging markets exposure.

10

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 29.0%
Aerospace & Defense – 1.4%
27,321	Airbus Group SE	$1,708,043
49,575	BWX Technologies, Inc.	1,655,309
43,817	Esterline Technologies Corp.*(a)	3,008,475
1,261	Honeywell International, Inc.	144,095
480,420	Meggitt PLC	2,888,455
43,860	Orbital ATK, Inc.(a)	3,815,820
60,990	United Technologies Corp.	6,365,526

		19,585,723

Air Freight & Logistics(a) – 0.3%
22,713	FedEx Corp.	3,750,143

Airlines – 0.1%
17,791	Delta Air Lines, Inc.	741,351

Auto Components – 0.0%
3,200	Cie Generale des Etablissements Michelin	334,240

Automobiles – 0.0%
15,914	Fiat Chrysler Automobiles NV	128,744
7,500	Kia Motors Corp.	314,563

		443,307

Beverages – 0.7%
10,300	Asahi Group Holdings Ltd.	326,891
54,642	Constellation Brands, Inc. Class A	8,527,431

		8,854,322

Biotechnology(a) – 0.3%
41,640	Gilead Sciences, Inc.	3,673,064

Capital Markets – 1.1%
16,623	Affiliated Managers Group, Inc.*(a)	2,831,229
34,109	Apollo Global Management LLC Class A	576,783
78,672	Invesco Ltd.	2,439,619
41,520	Legg Mason, Inc.	1,333,207
47,140	LPL Financial Holdings, Inc.	1,244,496
331,285	NorthStar Asset Management Group, Inc.(a)	4,121,185
75,380	OM Asset Management PLC	1,011,600
10,922	State Street Corp.	680,441

		14,238,560

Chemicals – 1.4%
93,860	Axalta Coating Systems Ltd.*(a)	2,672,194
4,300	BASF SE	355,742
6,700	LANXESS AG	350,876
2,200	Linde AG	336,604
682	LyondellBasell Industries NV Class A	56,381
9,200	Methanex Corp.	321,747
114,974	Olin Corp.	2,505,284
139,000	Showa Denko KK	144,622
3,200	Solvay SA	324,194
4,800	Symrise AG	318,582

Common Stocks – (continued)
Chemicals – (continued)
38,348	The Sherwin-Williams Co.	$11,017,764
7,700	Yara International ASA	307,985

		18,711,975

Commercial Banks – 2.8%
803,130	Bank of America Corp.(a)	11,693,573
84,268	Bank of the Ozarks, Inc.(a)	3,480,268
127,430	CIT Group, Inc.(a)	4,405,255
147,559	Citigroup, Inc.(a)	6,829,030
89,456	Citizens Financial Group, Inc.	2,044,070
24,700	DNB ASA	316,072
15,636	JPMorgan Chase & Co.	988,195
15,000	Sberbank of Russia PJSC	120,602
13,825	Signature Bank*(a)	1,905,500
37,800	SpareBank 1 SR Bank ASA	184,154
42,107	Standard Chartered PLC	340,334
22,100	Svenska Handelsbanken AB A Shares	294,817
112,100	The Siam Commercial Bank PCL	427,214
133,808	Western Alliance Bancorp*(a)	4,894,697

		37,923,781

Commercial Services & Supplies – 0.2%
9,500	Caverion Corp.	69,723
61,207	KAR Auction Services, Inc.(a)	2,301,383
7,000	Loomis AB Class B	194,441

		2,565,547

Communications Equipment – 0.6%
174,740	Cisco Systems, Inc.(a)	4,803,602
66,785	CommScope Holding Co., Inc.*(a)	2,030,932
64,846	Radware Ltd.*	700,337
51,186	Ruckus Wireless, Inc.*	703,296

		8,238,167

Computers & Peripherals – 0.4%
30,942	EMC Corp.	807,896
293	Samsung Electronics Co. Ltd.	319,320
104,932	Western Digital Corp.(a)	4,288,046

		5,415,262

Construction & Engineering – 0.2%
85,382	AECOM*	2,774,061
74,920	Trevi Finanziaria Industriale SpA	121,045
16,500	YIT OYJ	112,647

		3,007,753

Construction Materials – 0.1%
10,174	Eagle Materials, Inc.	754,097
4,700	Imerys SA	347,087

		1,101,184

Consumer Finance – 0.6%
122,719	Ally Financial, Inc.*	2,185,625
53,990	American Express Co.(a)	3,532,566
3,654	Capital One Financial Corp.	264,513
13,946	Discover Financial Services	784,741

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Consumer Finance – (continued)
7,912	Encore Capital Group, Inc.*	$222,723
57,754	Synchrony Financial*	1,765,540

		8,755,708

Containers & Packaging – 0.2%
107,192	Orora Ltd.	213,663
106,470	Owens-Illinois, Inc.*	1,965,436
3,728	Sealed Air Corp.	176,558

		2,355,657

Diversified Financial Services – 1.0%
9,140	Berkshire Hathaway, Inc. Class B*	1,329,687
32,260	Groupe Bruxelles Lambert SA	2,854,182
9,546	Intercontinental Exchange, Inc.(a)	2,291,326
3,800	Investor AB	139,612
201,810	Leucadia National Corp.	3,366,191
96,354	Voya Financial, Inc.(a)	3,128,615

		13,109,613

Diversified Telecommunication Services – 0.2%
74,886	Cellnex Telecom SAU(b)	1,237,600
17,451	Deutsche Telekom AG	306,325
27,979	Sunrise Communications Group AG*(b)	1,713,652

		3,257,577

Electrical Equipment* – 0.0%
16,505	Babcock & Wilcox Enterprises, Inc.	377,139

Electronic Equipment, Instruments & Components – 0.4%
44,674	CDW Corp.	1,719,949
61,880	TE Connectivity Ltd.	3,680,622

		5,400,571

Energy Equipment & Services – 0.1%
33,110	Halliburton Co.	1,367,774
35,200	WorleyParsons Ltd.	184,983

		1,552,757

Food & Staples Retailing – 0.2%
8,790	CVS Health Corp.	883,395
85,190	Lenta Ltd.*(b)	550,566
15,324	Walgreens Boots Alliance, Inc.	1,214,887

		2,648,848

Food Products – 0.2%
47,241	Greencore Group PLC	249,299
21,561	The J.M. Smucker Co.(a)	2,737,816

		2,987,115

Health Care Equipment & Supplies(a) – 0.1%
11,356	Becton Dickinson & Co.	1,831,269

Health Care Providers & Services – 1.7%
36,044	Acadia Healthcare Co., Inc.*(a)	2,277,620
29,464	Aetna, Inc.(c)	3,307,923
110,664	Brookdale Senior Living, Inc.*	2,042,857

Common Stocks – (continued)
Health Care Providers & Services – (continued)
58,396	HCA Holdings, Inc.*(a)(c)	$4,707,886
5,728	Humana, Inc.	1,014,257
4,702	Kindred Healthcare, Inc.	69,402
19,995	McKesson Corp.(c)	3,355,561
17,692	Millennium Health LLC	106,152
47,668	Universal Health Services, Inc. Class B(a)(c)	6,372,258

		23,253,916

Health Care Technology*(a) – 0.2%
109,989	IMS Health Holdings, Inc.	2,930,107

Hotels, Restaurants & Leisure – 1.1%
168,449	Aramark(a)(c)	5,644,726
63,530	Carnival Corp.(a)	3,116,146
104,303	Diamond Resorts International, Inc.*	2,212,267
546,010	Genting Malaysia Bhd	623,853
4,848	Marriott International, Inc. Class A	339,796
15,306	McDonald’s Corp.(a)	1,936,056
6,719,799	REXLot Holdings Ltd.	120,416
22,548	Six Flags Entertainment Corp.	1,354,007

		15,347,267

Household Durables – 0.1%
38,667	Barratt Developments PLC	301,115
8,968	Bellway PLC	321,119
6,400	Duni AB	93,197
3,950	Garmin Ltd.	168,389
10,600	Persimmon PLC	308,312
118,114	Taylor Wimpey PLC	318,619

		1,510,751

Household Products – 0.1%
14,480	Henkel AG & Co. KGaA	1,472,972

Independent Power Producers & Energy Traders*(a) – 0.1%
114,578	Calpine Corp.	1,808,041

Industrial Conglomerates – 0.3%
95,310	General Electric Co.(a)	2,930,783
30,310	Jardine Strategic Holdings Ltd.	876,110

		3,806,893

Insurance – 1.9%
2,039	Alleghany Corp.*	1,062,890
159,583	American International Group, Inc.(a)(c)	8,907,923
12,192	AmTrust Financial Services, Inc.	302,971
108,784	Aon PLC(a)	11,435,374
6,304	Endurance Specialty Holdings Ltd.	403,330
2,800	Hannover Rueck SE	320,099
2,979	Loews Corp.	118,207
8,721	MetLife, Inc.	393,317
1,500	Muenchener Rueckversicherungs AG	278,858
15,497	Willis Towers Watson PLC	1,935,575

		25,158,544

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value
Common Stocks – (continued)
Internet & Catalog Retail* – 0.2%
103,685	Liberty Interactive Corp. QVC Group Class A(a)	$2,716,547
12,025	Liberty Ventures Series A	481,000

		3,197,547

Internet Software & Services – 1.1%
9,911	Alphabet, Inc. Class A*(a)(c)	7,015,799
2,499	Alphabet, Inc. Class C*	1,731,832
23,536	Facebook, Inc. Class A*(a)	2,767,363
53,364	IAC/InterActiveCorp.(a)	2,472,888
49,211	Rackspace Hosting, Inc.*	1,125,455

		15,113,337

IT Services – 0.1%
20,244	Computer Sciences Corp.	670,684
34,398	CSRA, Inc.	892,972

		1,563,656

Life Sciences Tools & Services – 0.3%
16,020	Thermo Fisher Scientific, Inc.	2,310,885
59,065	VWR Corp.*	1,573,492

		3,884,377

Machinery – 0.2%
6,600	Kone OYJ Class B	301,570
13,200	Konecranes OYJ	303,114
24,025	Pentair PLC	1,395,372

		2,000,056

Media – 3.6%
2,647	CBS Corp. Class B	147,994
8,106	Charter Communications, Inc. Class A*	1,720,417
30,119	Discovery Communications, Inc. Class A*	822,550
164,420	DISH Network Corp. Class A*	8,104,262
4,191	IPSOS	124,970
149,772	JCDecaux SA	6,636,058
39,524	Liberty Global PLC Class A*	1,491,250
30,082	Liberty Global PLC LiLAC Class A*	1,128,977
89,467	Liberty Global PLC Series C*	3,274,492
42,749	Liberty Media Group Class A*	782,302
79,752	Liberty SiriusXM Group Class A*	2,613,473
36,986	Naspers Ltd.	5,089,691
139,919	News Corp. Class A(a)	1,737,794
1,850	Quebecor, Inc. Class B	49,483
51,343	Sinclair Broadcast Group, Inc. Class A	1,646,570
10,960	The Madison Square Garden Co. Class A*	1,720,501
7,427	Time Warner Cable, Inc.	1,575,341
97,599	Time Warner, Inc.	7,333,589
123,820	WPP PLC	2,892,757

		48,892,471

Metals & Mining – 0.6%
547,400	Alcoa, Inc.(a)	6,114,458
14,400	BHP Billiton PLC ADR	397,008

Common Stocks – (continued)
Metals & Mining – (continued)
50,382	Ferroglobe PLC	$513,393
49,530	MMC Norilsk Nickel PJSC ADR	731,558

		7,756,417

Multiline Retail – 0.1%
17,384	Dollar Tree, Inc.*	1,385,679
10,671	Hudson’s Bay Co.	141,860

		1,527,539

Oil, Gas & Consumable Fuels – 0.4%
13,697	CONSOL Energy, Inc.	206,140
143,590	Gazprom PAO ADR	745,232
16,460	Lukoil PJSC ADR	701,321
28,090	Occidental Petroleum Corp.	2,153,098
2,532	Phillips 66	207,903
64,620	Rosneft OAO GDR	352,825
10,400	Sasol Ltd.	340,186
444,930	Surgutneftegas OAO	288,454
3,277	Teekay Corp.	36,702
160,400	Thai Oil PCL	302,554
16,845	TransCanada, Corp.	698,899

		6,033,314

Paper & Forest Products* – 0.0%
8,952	Clearwater Paper Corp.	534,792

Personal Products – 0.1%
21,860	Unilever NV	960,307

Pharmaceuticals – 1.2%
56,642	Allergan PLC*(c)	12,266,392
4,200	Novartis AG	319,629
18,643	Shire PLC ADR	3,494,071

		16,080,092

Real Estate Investment Trusts – 0.3%
74,301	Ryman Hospitality Properties, Inc.(a)	3,828,730
28,492	Xenia Hotels & Resorts, Inc.	438,207

		4,266,937

Real Estate Management & Development – 0.1%
59,726	Countrywide PLC	310,528
30,887	Realogy Holdings Corp.*	1,103,901

		1,414,429

Road & Rail* – 0.1%
15,473	Old Dominion Freight Line, Inc.	1,021,992

Semiconductors & Semiconductor Equipment – 0.3%
42,230	Analog Devices, Inc.	2,378,393
1,646	MModal, Inc.	19,746
35,080	QUALCOMM, Inc.	1,772,242

		4,170,381

Software – 1.6%
20,409	Citrix Systems, Inc.*	1,670,273
23,700	CommVault Systems, Inc.*	1,037,349

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Software – (continued)
87,490	Microsoft Corp.	$4,363,126
302,485	Oracle Corp.(a)	12,057,052
48,553	PTC, Inc.*(a)	1,770,242
79,330	Symantec Corp.	1,320,448

		22,218,490

Specialty Retail* – 0.1%
26,321	Asbury Automotive Group, Inc.	1,595,579

Textiles, Apparel & Luxury Goods – 0.0%
1,700	Christian Dior SE	298,724

Thrifts & Mortgage Finance* – 0.0%
6,615	Nationstar Mortgage Holdings, Inc.	76,668

Trading Companies & Distributors* – 0.2%
7,018	AerCap Holdings NV	280,790
68,785	HD Supply Holdings, Inc.	2,357,950

		2,638,740

Transportation Infrastructure – 0.2%
68,286	BBA Aviation PLC	199,953
40,016	Macquarie Infrastructure Corp.	2,816,726

		3,016,679

Wireless Telecommunication Services – 0.1%
9,800	Freenet AG	299,991
11,700	KDDI Corp.	337,027

		637,018

TOTAL COMMON STOCKS
(Cost $377,362,653)		$395,048,666

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 19.2%
Aerospace & Defense – 0.3%
Bombardier, Inc.(b)
$554,000	7.750%	03/15/20	$542,920
200,000	5.750	03/15/22	175,000
400,000	6.125	01/15/23	348,000
1,300,000	7.500 (d)	03/15/25	1,163,500
Moog, Inc.(b)(d)
273,000	5.250	12/01/22	275,730
Orbital ATK, Inc.(d)
200,000	5.250	10/01/21	209,500
Oshkosh Corp.(d)
300,000	5.375	03/01/22	309,000
27,000	5.375	03/01/25	27,608
Spirit AeroSystems, Inc.(d)
510,000	5.250	03/15/22	535,500

			3,586,758

Corporate Obligations – (continued)
Automotive(d) – 0.1%
Affinia Group, Inc.
$85,000	7.750%	05/01/21	$87,975
Schaeffler Holding Finance BV(b)(e)
625,000	6.750	11/15/22	683,594

			771,569

Banks(d)(f) – 0.3%
Citigroup, Inc.
315,000	6.250	08/15/49	323,663
JPMorgan Chase & Co.
1,690,000	5.150	05/01/49	1,643,525
660,000	6.000	08/01/49	674,916
Lloyds Banking Group PLC
1,020,000	7.500	06/27/49	1,011,075

			3,653,179

Building Materials – 0.1%
Gibraltar Industries, Inc.(d)
1,600,000	6.250	02/01/21	1,624,000
Norbord, Inc.(b)
300,000	5.375	12/01/20	299,625

			1,923,625

Chemicals(d) – 0.5%
Aruba Investments, Inc.(b)
670,000	8.750	02/15/23	638,175
Blue Cube Spinco, Inc.(b)
1,000,000	9.750	10/15/23	1,142,500
Cornerstone Chemical Co.(b)
2,065,000	9.375	03/15/18	1,935,937
Hexion, Inc.
1,105,000	10.000	04/15/20	1,027,650
Rain CII Carbon LLC/CII Carbon Corp.(b)
1,820,000	8.000	12/01/18	1,560,650
1,235,000	8.250	01/15/21	932,425
SPCM SA(b)
49,000	6.000	01/15/22	49,439

			7,286,776

Commercial Services(b)(d) – 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,330,000	9.250	05/15/23	1,379,875

Consumer Cyclical Services(d) – 0.8%
APX Group, Inc.
2,625,000	8.750	12/01/20	2,460,937
Ashtead Capital, Inc.(b)
615,000	6.500	07/15/22	650,363
CEB, Inc.(b)
120,000	5.625	06/15/23	120,600
Cenveo Corp.(b)
410,000	6.000	08/01/19	316,725
2,195,000	8.500	09/15/22	1,251,150
Ceridian HCM Holding, Inc.(b)
158,000	11.000	03/15/21	158,000
First Data Corp.(b)
600,000	5.000	01/15/24	606,000

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Consumer Cyclical Services(d) – (continued)
Iron Mountain, Inc.
$1,000,000	6.000%		08/15/23	$1,066,250
Monitronics International, Inc.
2,525,000	9.125		04/01/20	2,152,562
Multi-Color Corp.(b)
1,000,000	6.125		12/01/22	1,022,500
United Rentals North America, Inc.
695,000	4.625		07/15/23	691,525

				10,496,612

Consumer Noncyclical(d) – 0.1%
NeuStar, Inc.
1,445,000	4.500		01/15/23	1,192,125

Consumer Products – Household & Leisure(d) – 0.0%
Elizabeth Arden, Inc.
703,000	7.375		03/15/21	484,191

Distributor(d) – 0.0%
AmeriGas Finance LLC/AmeriGas Finance Corp.
300,000	6.750		05/20/20	309,000

Diversified Financial Services(d) – 0.2%
Alphabet Holding Co., Inc.(e)
622,000	7.750		11/01/17	627,443
Bankrate, Inc.(b)
1,500,000	6.125		08/15/18	1,500,000
Credit Acceptance Corp.
1,030,000	6.125		02/15/21	983,650

				3,111,093

Energy – 0.7%
Altice US Finance SA(b)(d)
630,000	7.750		07/15/25	637,087
Basic Energy Services, Inc.(d)
350,000	7.750		10/15/22	105,875
Blue Racer Midstream LLC/Blue Racer Finance Corp.(b)(d)
2,500,000	6.125		11/15/22	2,212,500
CITGO Holding, Inc.(b)
500,000	10.750		02/15/20	488,750
CITGO Petroleum Corp.(b)(d)
2,000,000	6.250		08/15/22	1,950,000
Energy Transfer Equity LP(d)
580,000	5.875		01/15/24	542,300
520,000	5.500		06/01/27	447,200
EXCO Resources, Inc.(d)
335,000	8.500		04/15/22	72,863
Parker Drilling Co.(d)
1,620,000	6.750		07/15/22	1,239,300
Petrobras Global Finance BV
380,000	6.750		01/27/41	295,564
1,110,000	6.850		06/05/15	804,128
Seventy Seven Energy, Inc.(d)(g)
205,000	6.500		07/15/22	8,200
Southern Star Central Corp.(b)(d)
180,000	5.125		07/15/22	171,900
Weatherford International Ltd.(d)
530,000	5.950		04/15/42	389,550

Corporate Obligations – (continued)
Energy – (continued)
Western Refining Logistics LP/WNRL Finance Corp.(d)
$285,000	7.500%		02/15/23	$272,888

				9,638,105

Energy – Exploration & Production – 1.3%
Alpha Natural Resources, Inc.(g)
100,000	3.750		12/15/17	750
825,000	6.000	(d)	06/01/19	8,250
300,000	6.250	(d)	06/01/21	3,000
California Resources Corp.(d)
15,000	5.000		01/15/20	6,450
48,000	5.500		09/15/21	20,640
200,000	8.000	(b)	12/15/22	136,500
15,000	6.000		11/15/24	6,225
CONSOL Energy, Inc.(d)
3,455,000	5.875		04/15/22	2,876,287
1,200,000	8.000		04/01/23	1,020,000
Continental Resources, Inc.(d)
371,000	4.500		04/15/23	331,581
Halcon Resources Corp.(b)(d)
1,000,000	8.625		02/01/20	830,000
Jupiter Resources, Inc.(b)(d)
1,785,000	8.500		10/01/22	1,133,475
Kosmos Energy Ltd.(b)(d)
1,405,000	7.875		08/01/21	1,261,734
Linn Energy LLC/Linn Energy Finance Corp.(d)
2,775,000	6.250		11/01/19	291,375
MEG Energy Corp.(b)(d)
600,000	6.500		03/15/21	471,000
450,000	6.375		01/30/23	343,125
1,375,000	7.000		03/31/24	1,072,500
Memorial Production Partners LP/Memorial Production Finance Corp.(d)
765,000	7.625		05/01/21	321,300
1,115,000	6.875		08/01/22	457,150
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(d)
100,000	10.000		06/01/20	45,000
951,000	10.750		10/01/20	21,398
245,000	9.250		06/01/21	4,900
Murray Energy Corp.(b)(d)
1,990,000	11.250		04/15/21	383,075
Newfield Exploration Co.(d)
1,400,000	5.375		01/01/26	1,386,000
PDC Energy, Inc.(d)
1,500,000	7.750		10/15/22	1,552,500
Peabody Energy Corp.(g)
95,000	6.250		11/15/21	9,738
Rice Energy, Inc.(d)
300,000	6.250		05/01/22	295,875
365,000	7.250		05/01/23	369,562
SandRidge Energy, Inc.(d)(g)
885,000	7.500		02/15/23	54,206
SM Energy Co.(d)
117,000	6.125		11/15/22	105,593
Southwestern Energy Co.(d)
480,000	4.950		01/23/25	418,800

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Energy – Exploration & Production – (continued)
Walter Energy, Inc.(d)(g)
$40,000	9.875%	12/15/20	$4
125,000	8.500	04/15/21	13
Whiting Petroleum Corp.(d)
300,000	6.500	10/01/18	261,750
2,300,000	6.250	04/01/23	1,920,500
WPX Energy, Inc.(d)
410,000	6.000	01/15/22	367,975

			17,788,231

Energy – Services(d) – 0.2%
Basic Energy Services, Inc.
1,625,000	7.750	02/15/19	513,906
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.(b)
250,000	7.250	10/01/20	261,563
1,434,000	5.500	05/15/22	1,417,553

			2,193,022

Entertainment & Leisure(d) – 0.6%
AMC Entertainment, Inc.
500,000	5.875	02/15/22	520,000
750,000	5.750	06/15/25	772,500
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.
1,130,000	5.375	06/01/24	1,179,437
Cinemark USA, Inc.
2,000,000	4.875	06/01/23	2,000,000
ClubCorp Club Operations, Inc.(b)
750,000	8.250	12/15/23	740,625
Guitar Center, Inc.(b)
985,000	6.500	04/15/19	893,888
2,249,000	9.625	04/15/20	1,731,730
Regal Entertainment Group
400,000	5.750	03/15/22	416,000
Six Flags Entertainment Corp.(b)
500,000	5.250	01/15/21	517,500

			8,771,680

Finance – 0.5%
Ally Financial, Inc.
200,000	3.500	01/27/19	199,000
2,910,000	5.125	09/30/24	3,051,862
CIT Group, Inc.(b)
600,000	5.500	02/15/19	628,500
Harland Clarke Holdings Corp.(b)(d)
1,465,000	9.250	03/01/21	1,212,288
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(d)
360,000	4.875	03/15/19	357,300
300,000	5.875	02/01/22	286,125
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc.(b)(d)
290,000	5.625	05/01/24	301,600
Walter Investment Management Corp.
467,000	4.500	11/01/19	278,157
900,000	7.875 (d)	12/15/21	594,000

			6,908,832

Corporate Obligations – (continued)
Gaming – 0.7%
Affinity Gaming/Affinity Gaming Finance Corp.(d)
$450,000	9.000%	05/15/18	$460,125
Chester Downs & Marina LLC(b)(d)
2,120,000	9.250	02/01/20	1,780,800
Codere Finance 2 Luxembourg SA(b)(e)
275,000	9.000	06/30/21	254,275
Inn of the Mountain Gods Resort & Casino(b)(d)(h)
275,000	9.250	11/30/20	253,000
MGM Resorts International
2,013,000	6.625	12/15/21	2,143,845
Mohegan Tribal Gaming Authority(d)
2,475,000	9.750	09/01/21	2,574,000
Scientific Games International, Inc.(d)
1,165,000	10.000	12/01/22	964,037
Seminole Hard Rock Entertainment, Inc.(b)(d)
1,231,000	5.875	05/15/21	1,243,310
Shingle Springs Tribal Gaming Authority(b)(d)
250,000	9.750	09/01/21	272,500

			9,945,892

Health Care – Medical Products(d) – 0.4%
Crimson Merger Sub, Inc.(b)
270,000	6.625	05/15/22	226,800
Fresenius Medical Care US Finance II, Inc.(b)
1,300,000	4.750	10/15/24	1,345,500
Grifols Worldwide Operations Ltd.
2,100,000	5.250	04/01/22	2,163,000
Halyard Health, Inc.
1,000,000	6.250	10/15/22	1,015,000

			4,750,300

Health Care – Pharmaceuticals – 0.4%
Mallinckrodt International Finance SA
1,000,000	4.750	04/15/23	832,500
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(b)(d)
500,000	5.500	04/15/25	455,000
Quintiles Transnational Corp.(b)(d)
2,000,000	4.875	05/15/23	2,045,000
Valeant Pharmaceuticals International, Inc.(b)(d)
1,510,000	7.500	07/15/21	1,381,650
510,000	6.125	04/15/25	424,575

			5,138,725

Health Care – Services – 1.0%
Acadia Healthcare Co., Inc.(d)
980,000	5.125	07/01/22	995,925
861,000	5.625	02/15/23	880,372
Amsurg Corp.(d)
2,104,000	5.625	07/15/22	2,161,860
Centene Corp.(b)(d)
440,000	5.625	02/15/21	464,200
440,000	6.125	02/15/24	465,300
CHS/Community Health Systems, Inc.(d)
150,000	8.000	11/15/19	150,938
800,000	5.125	08/01/21	808,000

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Health Care – Services – (continued)
DaVita HealthCare Partners, Inc.(d)
$500,000	5.125%		07/15/24	$510,000
2,308,000	5.000		05/01/25	2,310,885
HCA, Inc.
171,000	5.375		02/01/25	174,420
2,000,000	5.250		04/15/25	2,070,000
Kindred Healthcare, Inc.(d)
1,760,000	6.375		04/15/22	1,623,600
Select Medical Corp.(d)
885,000	6.375		06/01/21	845,175

				13,460,675

Home Construction – 0.0%
Masonite International Corp.(b)(d)
215,000	5.625		03/15/23	224,138
The ServiceMaster Co. LLC
100,000	7.250		03/01/38	89,000

				313,138

Life Insurance – 0.0%
Genworth Holdings, Inc.
90,000	7.200		02/15/21	73,800
430,000	6.150	(d)(f)	11/15/66	126,850

				200,650

Lodging(b)(d) – 0.1%
Interval Acquisition Corp.
1,500,000	5.625		04/15/23	1,530,000

Machinery(b) – 0.1%
Boart Longyear Management Pty Ltd.
1,400,000	10.000		10/01/18	857,500
325,000	7.000	(d)	04/01/21	82,063

				939,563

Media – Broadcasting & Radio(d) – 1.0%
Clear Channel Worldwide Holdings, Inc.
535,000	7.625		03/15/20	496,213
Cumulus Media Holdings, Inc.
2,410,000	7.750		05/01/19	1,012,200
iHeartCommunications, Inc.
470,000	9.000		12/15/19	364,250
1,303,447	14.000	(e)	02/01/21	355,189
1,080,000	9.000		03/01/21	772,200
LIN Television Corp.
750,000	5.875		11/15/22	759,375
Nexstar Broadcasting, Inc.
580,000	6.875		11/15/20	606,100
500,000	6.125	(b)	02/15/22	502,500
Sinclair Television Group, Inc.
600,000	5.375		04/01/21	622,500
1,850,000	5.625	(b)	08/01/24	1,900,875
Sirius XM Radio, Inc.(b)
1,000,000	4.625		05/15/23	990,000
1,000,000	6.000		07/15/24	1,057,500
750,000	5.375		04/15/25	765,000

Corporate Obligations – (continued)
Media – Broadcasting & Radio(d) – (continued)
Townsquare Media, Inc.(b)
$940,000	6.500%		04/01/23	$907,100
Univision Communications, Inc.(b)
1,400,000	8.500		05/15/21	1,464,750
1,500,000	5.125		02/15/25	1,485,000

				14,060,752

Media – Cable – 1.5%
Altice US Finance I Corp.(b)(d)
1,582,000	5.375		07/15/23	1,613,640
Cable One, Inc.(b)(d)
1,667,000	5.750		06/15/22	1,721,177
Cablevision Systems Corp.
250,000	7.750		04/15/18	260,625
CCO Holdings LLC/CCO Holdings Capital Corp.(d)
735,000	5.250		09/30/22	758,888
2,000,000	5.125		02/15/23	2,055,000
CCO Safari II LLC(b)(d)
750,000	4.908		07/23/25	808,071
Cequel Communications Holdings I LLC/Cequel Capital Corp.(b)(d)
400,000	7.750		07/15/25	404,500
CSC Holdings LLC
220,000	8.625		02/15/19	244,750
1,325,000	6.750		11/15/21	1,364,750
200,000	5.250		06/01/24	183,000
DISH DBS Corp.
835,000	5.000		03/15/23	768,200
400,000	5.875		11/15/24	377,000
Midcontinent Communications & Midcontinent Finance Corp.(b)(d)
200,000	6.250		08/01/21	206,000
Neptune Finco Corp.(b)(d)
1,085,000	10.125		01/15/23	1,193,500
375,000	6.625		10/15/25	404,531
910,000	10.875		10/15/25	1,012,375
Numericable-SFR SA(b)(d)
1,300,000	6.000		05/15/22	1,301,625
700,000	6.250		05/15/24	680,750
Time Warner Cable, Inc.
625,000	6.750		06/15/39	735,343
Videotron Ltd.
500,000	5.000		07/15/22	520,000
1,247,000	5.375	(b)(d)	06/15/24	1,298,439
Virgin Media Secured Finance PLC(b)(d)
450,000	5.375		04/15/21	470,250
2,150,000	5.250		01/15/26	2,160,750

				20,543,164

Media – Non Cable(d) – 1.0%
Liberty Interactive LLC
1,672,407	4.000		11/15/29	949,091
1,165,000	3.750		02/15/30	649,487
Nielsen Finance LLC/Nielsen Finance Co.(b)
972,000	5.000		04/15/22	991,440

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Media – Non Cable(d) – (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.
$500,000	5.250%		02/15/22	$516,250
2,180,000	5.875		03/15/25	2,278,100
Radio One, Inc.(b)
1,615,000	9.250		02/15/20	1,275,850
725,000	7.375		04/15/22	677,875
TEGNA, Inc.
2,000,000	4.875	(b)	09/15/21	2,045,000
500,000	6.375		10/15/23	537,500
The McClatchy Co.
1,160,000	9.000		12/15/22	1,113,600
VeriSign, Inc.
1,000,000	4.625		05/01/23	1,030,000
1,500,000	5.250		04/01/25	1,545,000

				13,609,193

Metal Fabricate/Hardware(b)(d) – 0.0%
Optimas OE Solutions Holding LLC/Optimas OE Solutions, Inc.
875,000	8.625		06/01/21	630,000

Metals & Mining – 0.5%
Aleris International, Inc.(b)(d)
485,000	9.500		04/01/21	506,825
First Quantum Minerals Ltd.(b)(d)
695,000	6.750		02/15/20	576,850
Freeport-McMoRan, Inc.(d)
1,340,000	5.450		03/15/43	1,018,400
Glencore Finance Canada Ltd.(b)
200,000	4.950		11/15/21	195,000
300,000	4.250		10/25/22	276,885
300,000	6.000		11/15/41	250,500
400,000	5.550		10/25/42	328,000
Glencore Funding LLC(b)
600,000	3.125		04/29/19	573,000
200,000	2.875		04/16/20	189,000
300,000	4.625		04/29/24	270,750
Hecla Mining Co.(d)
421,000	6.875		05/01/21	391,530
IAMGOLD Corp.(b)(d)
2,080,000	6.750		10/01/20	1,653,600
New Gold, Inc.(b)(d)
1,220,000	6.250		11/15/22	1,122,400

				7,352,740

Packaging – 0.6%
Ball Corp.
2,380,000	5.250		07/01/25	2,510,900
Owens-Brockway Glass Container, Inc.(b)
350,000	5.875		08/15/23	376,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds Group Issuer Lu(d)
1,933,000	5.750		10/15/20	2,005,487
Sealed Air Corp.(b)(d)
1,200,000	5.125		12/01/24	1,258,500

Corporate Obligations – (continued)
Packaging – (continued)
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc.(b)(d)
$1,965,000	6.375%		05/01/22	$1,915,875

				8,067,012

Pipelines – 0.9%
Energy Transfer Partners LP(d)
440,000	6.125		12/15/45	412,756
Genesis Energy LP/Genesis Energy Finance Corp.(d)
888,000	6.000		05/15/23	821,400
800,000	5.625		06/15/24	724,000
Gibson Energy, Inc.(b)(d)
84,000	6.750		07/15/21	79,800
MPLX LP(b)(d)
1,500,000	4.875		12/01/24	1,443,750
ONEOK, Inc.(d)
935,000	7.500		09/01/23	946,687
Rose Rock Midstream LP/Rose Rock Finance Corp.(d)
900,000	5.625		11/15/23	711,000
Sabine Pass Liquefaction LLC(d)
1,265,000	5.625		02/01/21	1,258,675
930,000	5.625		04/15/23	906,750
455,000	5.750		05/15/24	442,488
1,000,000	5.625		03/01/25	970,000
SemGroup Corp.(d)
95,000	7.500		06/15/21	85,500
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.(d)
1,381,000	5.500		08/15/22	1,104,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp.(d)
1,250,000	5.250		05/01/23	1,200,000
Williams Partners LP
100,000	3.600	(d)	03/15/22	89,000
280,000	4.000	(d)	09/15/25	243,600
255,000	6.300		04/15/40	233,325
140,000	5.400	(d)	03/04/44	115,500
Williams Partners LP/ACMP Finance Corp.(d)
100,000	4.875		03/15/24	90,500

				11,879,531

Property Insurance(b)(d) – 0.1%
HUB International Ltd.
700,000	7.875		10/01/21	687,750

Real Estate(d) – 0.1%
Communications Sales & Leasing, Inc./CSL Capital LLC(b)
350,000	6.000		04/15/23	349,125
RHP Hotel Properties LP/RHP Finance Corp.
675,000	5.000		04/15/23	695,250

				1,044,375

Retailers – 1.3%
Claire’s Stores, Inc.(d)
2,270,000	8.875		03/15/19	607,225
1,085,000	9.000	(b)	03/15/19	781,200
305,000	7.750	(b)	06/01/20	65,575

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Retailers – (continued)
Ferrellgas LP/Ferrellgas Finance Corp.(d)
$865,000	6.750%		01/15/22	$828,237
GameStop Corp.(b)(d)
1,400,000	5.500		10/01/19	1,360,897
Hema Bondco I BV(b)(d)
700,000	5.250	(f)	06/15/19	589,193
180,000	6.250		06/15/19	159,856
Hot Topic, Inc.(b)(d)
645,000	9.250		06/15/21	649,031
L Brands, Inc.
650,000	6.875		11/01/35	715,000
New Albertsons, Inc.
460,000	7.750		06/15/26	446,200
835,000	7.450		08/01/29	813,081
515,000	8.700		05/01/30	514,356
1,765,000	8.000		05/01/31	1,756,175
Rite Aid Corp.
430,000	6.125	(b)(d)	04/01/23	459,025
35,000	7.700		02/15/27	42,525
490,000	6.875	(b)	12/15/28	568,400
Supervalu, Inc.(d)
230,000	6.750		06/01/21	202,975
665,000	7.750		11/15/22	586,863
The Bon-Ton Department Stores, Inc.(d)
1,980,000	8.000		06/15/21	920,700
Toys R US, Inc.
1,735,000	10.375	(d)	08/15/17	1,587,525
3,650,000	7.375		10/15/18	2,920,000
Yum! Brands, Inc.
950,000	6.875		11/15/37	907,038

				17,481,077

Technology – Hardware – 0.5%
Advanced Micro Devices, Inc.
1,415,000	7.750	(d)	08/01/20	1,132,000
620,000	7.500		08/15/22	480,500
1,705,000	7.000	(d)	07/01/24	1,291,537
CDW LLC/CDW Finance Corp.(d)
500,000	5.000		09/01/23	510,000
CommScope, Inc.(b)(d)
1,085,000	5.000		06/15/21	1,103,988
Flextronics International Ltd.
500,000	5.000		02/15/23	511,153
Sensata Technologies BV(b)
2,250,000	5.000		10/01/25	2,260,305

				7,289,483

Technology – Software/Services(d) – 0.6%
BMC Software Finance, Inc.(b)
1,785,000	8.125		07/15/21	1,320,900
Boxer Parent Co., Inc.(b)(e)
3,050,000	9.000		10/15/19	2,226,500
Equinix, Inc.
1,700,000	5.750		01/01/25	1,780,750
Global A&T Electronics Ltd.(b)
625,000	10.000		02/01/19	387,500

Corporate Obligations – (continued)
Technology – Software/Services(d) – (continued)
MSCI, Inc.(b)
$2,601,750	5.250%		11/15/24	$2,731,837
Western Digital Corp.(b)
114,000	7.375		04/01/23	115,069

				8,562,556

Telecommunications – Cellular(d) – 0.3%
Altice Finco SA(b)
180,000	7.625		02/15/25	170,190
SoftBank Group Corp.
1,600,000	6.000		07/30/25	1,672,000
T-Mobile USA, Inc.
2,280,000	6.625		04/01/23	2,439,600

				4,281,790

Telecommunications – Satellites(d) – 0.1%
Intelsat Jackson Holdings SA
680,000	7.250		10/15/20	496,400
120,000	7.500		04/01/21	85,800
200,000	5.500		08/01/23	127,000
Intelsat Luxembourg SA
1,810,000	7.750		06/01/21	601,825

				1,311,025

Textile & Apparel – 0.1%
Nine West Holdings, Inc.(b)
3,420,000	8.250		03/15/19	825,075
The William Carter Co.(d)
185,000	5.250		08/15/21	192,631

				1,017,706

Transportation – 0.3%
Air Medical Merger Sub Corp.(b)(d)
470,000	6.375		05/15/23	451,200
Algeco Scotsman Global Finance PLC(b)(d)
1,390,000	8.500		10/15/18	1,108,525
110,000	9.000		10/15/18	99,505
Bluewater Holding BV(b)(d)
200,000	10.000		12/10/19	98,000
Navistar International Corp.
420,000	4.500		10/15/18	285,600
641,000	4.750		04/15/19	431,072
2,400,000	8.250	(d)	11/01/21	1,740,000

				4,213,902

Utilities(b)(d)(g) – 0.1%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc.
1,900,000	11.500		10/01/20	650,750

Utilities – Distribution(d) – 0.0%
Ferrellgas LP/Ferrellgas Finance Corp.
200,000	6.500		05/01/21	190,500

Utilities – Electric – 0.2%
Dynegy, Inc.(d)
90,000	7.625		11/01/24	87,975

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Corporate Obligations – (continued)
Utilities – Electric – (continued)
GenOn Americas Generation LLC
$1,265,000	8.500%		10/01/21	$841,225
495,000	9.125		05/01/31	325,463
Illinois Power Generating Co.
500,000	6.300		04/01/20	213,750
Talen Energy Supply LLC(b)(d)
600,000	4.625		07/15/19	568,500

				2,036,913

Utilities – Pipelines(d) – 0.1%
Kinder Morgan, Inc.(b)
150,000	5.000		02/15/21	155,327
Regency Energy Partners LP/Regency Energy Finance Corp.
500,000	5.875		03/01/22	508,750
1,000,000	5.000		10/01/22	978,750

				1,642,827

Wireless Telecommunications – 1.0%
Aegis Merger Sub, Inc.(b)(d)
565,000	10.250		02/15/23	542,400
Altice Financing SA(b)(d)
1,600,000	6.500		01/15/22	1,612,000
Altice Luxembourg SA(b)(d)
200,000	7.750		05/15/22	200,100
Digicel Group Ltd.(b)(d)
500,000	8.250		09/30/20	456,250
Digicel Ltd.(b)(d)
1,565,000	6.000		04/15/21	1,431,975
565,000	6.750		03/01/23	508,147
DigitalGlobe, Inc.(b)(d)
2,400,000	5.250		02/01/21	2,178,000
Hughes Satellite Systems Corp.
1,065,000	7.625		06/15/21	1,187,475
Inmarsat Finance PLC(b)(d)
1,957,000	4.875		05/15/22	1,839,580
Sprint Corp.
3,075,000	7.875		09/15/23	2,394,656
605,000	7.125		06/15/24	452,994
860,000	7.625	(d)	02/15/25	647,150
Wind Acquisition Finance SA(b)(d)
604,000	4.750		07/15/20	579,840

				14,030,567

Wirelines Telecommunications – 0.4%
Anixter, Inc.
1,142,000	5.125		10/01/21	1,161,985
CenturyLink, Inc.
277,000	5.625		04/01/20	285,743
899,000	5.625	(d)	04/01/25	818,620
CommScope Technologies Finance LLC(b)(d)
600,000	6.000		06/15/25	619,500
Frontier Communications Corp.
500,000	7.125		01/15/23	450,000
1,295,000	7.625		04/15/24	1,149,313
400,000	11.000	(b)(d)	09/15/25	405,000

Corporate Obligations – (continued)
Wirelines Telecommunications – (continued)
West Corp.(b)(d)
$380,000	5.375%		07/15/22	$344,850

				5,235,011

TOTAL CORPORATE OBLIGATIONS
(Cost $279,910,875)				$261,592,240

Asset-Backed Securities(b)(f) – 0.1%
Collateralized Loan Obligations – 0.1%
Carlyle Global Market Strategies CLO Ltd. Series 2015-1, Class E1
$500,000	5.924%		04/20/27	$422,454
Jamestown CLO XI Ltd. Series 2015-6A, Class C
525,000	3.620		02/20/27	459,823
Jamestown CLO XI Ltd. Series 2015-6A, Class D
500,000	5.120		02/20/27	388,420

TOTAL ASSET-BACKED SECURITIES
(Cost $1,368,506)				$1,270,697

Foreign Debt Obligations(b) – 0.2%
Provincia de Buenos Aires
$855,000	9.125%		03/16/24	$908,442
Republic of Argentina
485,000	7.500		04/22/26	495,913
935,000	6.250		04/22/19	973,615

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $2,264,352)				$2,377,970

Municipal Debt Obligations – 0.2%
Puerto Rico – 0.1%
Puerto Rico Commonwealth GO Bonds (Unrefunded) (Balance- Public Improvement) Series A
$115,000	5.000%		07/01/33	$67,275
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
70,000	5.125		07/01/37	41,055
25,000	5.000		07/01/41	14,625
Puerto Rico Commonwealth GO Bonds Series 2007 A
85,000	5.250		07/01/37	49,980
Puerto Rico Commonwealth GO Bonds Series 2014 A
1,290,000	8.000		07/01/35	838,500

				1,011,435

Texas – 0.1%
Texas State Public Finance Authority RB (Taxable Windstrom Insurance) Series 2014
1,670,000	8.250		07/01/24	1,717,495

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $2,932,297)				$2,728,930

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value
	U.S. Treasury Obligations(a) – 3.2%
	United States Treasury Notes
	$16,000,000	1.750%	05/31/16	$16,018,240
	20,000,000	1.500	06/30/16	20,040,800
	7,000,000	0.875	09/15/16	7,013,369

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $43,067,851)			$43,072,409

	Bank Loans(i) – 4.2%
	Automotive – Parts – 0.1%
	Evergreen Skills Lux S.a.r.l.
	$1,237,570	5.750%	04/28/21	$1,082,873
	INA Beteiligungsgesellschaft mbH
	101,538	4.250	05/15/20	102,216

				1,185,089

	Building Materials – 0.3%
	Headwaters, Inc.
	148,875	4.500	03/24/22	149,619
	Jeld-Wen, Inc.
	1,771,242	5.250	10/15/21	1,777,884
	MX Holdings US, Inc.
	196,030	4.000	08/14/20	195,663
	Preferred Proppants LLC
	883,911	6.750	07/27/20	380,082
	Wilsonart LLC
	1,702,046	4.000	10/31/19	1,697,077

				4,200,325

	Chemicals – 0.1%
	Kraton Polymers LLC
	550,000	6.000	01/06/22	528,918
	SK Spice S.a.r.l.(j)
EUR	343,814	7.000	06/12/21	386,630
	Styrolution US Holding LLC
	$457,858	6.500	11/07/19	458,431

				1,373,979

	Consumer Cyclical Services – 0.0%
	Samsonite International SA
	123,377	4.000	04/13/23	124,271

	Consumer Products – Household & Leisure – 0.1%
	Calceus Acquisition, Inc.
	435,205	5.000	01/31/20	315,959
	Serta Simmons Holdings LLC
	741,947	4.250	10/01/19	743,223

				1,059,182

	Consumer Products – Industrial – 0.0%
	Harbor Freight Tools USA, Inc.
	129,750	4.750	07/26/19	130,431

	Diversified Manufacturing – 0.0%
	Emerald US Inc.
	131,826	5.000	05/09/21	117,875

	Bank Loans(i) – (continued)
	Diversified Manufacturing – (continued)
	KP Germany Erste GmbH
	$184,569	5.000%	04/28/20	$184,569

				302,444

	Energy – 0.2%
	Chief Exploration & Development LLC
	138,129	7.500	05/16/21	102,906
	Drillships Ocean Ventures, Inc.
	1,005,681	5.500	07/25/21	590,838
	EFS Cogen Holdings I LLC
	199,757	3.750	12/17/20	199,257
	Energy Transfer Equity LP
	165,796	4.000	12/02/19	157,368
	KCA Deutag US Finance LLC
	1,272,053	6.250	05/15/20	898,616
	Penn Products Terminals LLC
	253,867	4.750	04/13/22	246,251
	Seadrill Partners Finco LLC
	1,039,868	4.000	02/21/21	510,399
	Templar Energy LLC(g)
	1,469,884	8.500	11/25/20	144,534

				2,850,169

	Energy – Exploration & Production – 0.0%
	Energy & Exploration Partners, Inc.
	54,005	11.000	09/07/16	53,600
	875,583	7.750	01/22/19	95,220
	Murray Energy Corp.
	296,889	7.500	04/16/20	200,251

				349,071

	Entertainment – 0.0%
	AMC Entertainment, Inc.
	41,790	4.000	12/15/22	41,947

	Finance – 0.2%
	CeramTec Acquisition Corp.
	721,325	4.250	08/30/20	720,423
	76,676	4.250	08/30/20	76,580
	219,811	4.250	08/30/20	219,536
	New Millennium Holdco, Inc.
	698,441	7.500	12/21/20	520,338
	Walter Investment Management Corp.
	884,078	4.750	12/19/20	774,400

				2,311,277

	Finance Insurance – 0.1%
	Hub International Ltd.
	837,198	4.250	10/02/20	827,085

	Gaming – 0.4%
	AMF Bowling Centers, Inc.
	756,911	7.250	09/18/21	753,126
	Boyd Gaming Corp.
	161,389	4.000	08/14/20	161,649
	Cowlitz Tribal Gaming Authority
	865,850	11.500	12/04/21	809,570

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Gaming – (continued)
Mashantucket (Western) Pequot Tribe
$458,270	5.000%	07/01/18	$389,529
2,493,935	9.375	06/30/20	2,135,431
Mohegan Tribal Gaming Authority
1,176,530	5.500	06/15/18	1,168,683

			5,417,988

Health Care – Medical Products – 0.1%
Carestream Health, Inc.
2,215,560	9.500	12/07/19	1,934,007

Health Care – Services – 0.4%
Acadia Healthcare Co., Inc.
197,500	4.250	02/11/22	198,817
Air Medical Group Holdings, Inc.
869,435	4.250	04/28/22	856,759
American Renal Holdings, Inc.
1,458,331	4.500	09/20/19	1,454,685
Community Health Systems, Inc.
105,388	3.250	12/31/18	104,861
69,021	3.750	12/31/19	67,961
126,997	4.000	01/27/21	125,063
Envision Healthcare Corp.
490,974	4.250	05/25/18	491,284
Ortho-Clinical Diagnostics, Inc.
1,038,892	4.750	06/30/21	982,678
U.S. Renal Care, Inc.
1,719,864	5.250	12/31/22	1,720,947

			6,003,055

Media – Broadcasting & Radio – 0.2%
AP NMT Acquisition BV
702,968	6.750	08/13/21	599,632
Cumulus Media Holdings, Inc.
651,950	4.250	12/23/20	443,053
iHeart Communications, Inc.
2,072,021	7.185	01/30/19	1,544,816

			2,587,501

Media – Non Cable – 0.1%
Affinion Group, Inc.
739,832	6.750	04/30/18	651,208
Media General, Inc.
62,486	4.000	07/31/20	62,447

			713,655

Packaging – 0.1%
Ardagh Holdings USA, Inc.
294,000	4.000	12/17/19	293,265
Klockner-Pentaplast of America, Inc.
431,891	5.000	04/28/20	431,891

			725,156

Pharmaceuticals – 0.1%
Lantheus Medical Imaging, Inc.
684,800	7.000	06/30/22	588,504

Bank Loans(i) – (continued)
Pharmaceuticals – (continued)
Valeant Pharmaceuticals International, Inc.
$944,698	5.000%	04/01/22	$920,136

			1,508,640

Property/Casualty Insurance – 0.1%
York Risk Services Holding Corp.
1,303,947	4.750	10/01/21	1,153,993

Real Estate – 0.2%
Empire Generating Co. LLC
1,291,840	5.250	03/14/21	1,033,472
102,765	5.250	03/14/21	82,212
GTCR Valor Cos., Inc.
662,570	6.000	05/30/21	658,979
MGM Growth Properties LLC
244,348	4.000	04/25/23	245,621

			2,020,284

Restaurants – 0.1%
Red Lobster Management LLC
767,096	6.250	07/28/21	764,220

Retailers – 0.1%
Container Store, Inc.
301,767	4.250	04/06/19	269,327
Dollar Tree, Inc.
82,307	4.250	07/06/22	82,376
Gymboree Corp.
1,455,000	5.000	02/23/18	1,117,236
Leslie’s Poolmart, Inc.
194,950	4.250	10/16/19	194,342
The Talbots, Inc.
154,900	9.500	03/19/21	143,798
True Religion Apparel, Inc.
96,500	5.875	07/30/19	42,781

			1,849,860

Services Cyclical – Business Services – 0.2%
Koosharem LLC
1,162,309	7.500	05/16/20	1,007,338
Redtop Acquisition Ltd.
97,750	4.500	12/03/20	97,323
Tribune Publishing Co.
834,242	5.750	07/07/21	796,701
Weight Watchers International, Inc.
230,831	4.000	04/02/20	168,698

			2,070,060

Technology – Hardware – 0.1%
Diebold, Inc.
515,000	5.500	03/22/23	515,427
MKS Instruments, Inc.
349,898	4.750	05/01/23	350,626
ON Semiconductor Corp.
1,036,000	5.250	03/31/23	1,040,103

			1,906,156

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(i) – (continued)
Technology – Software – 0.0%
Aricent Technologies Ltd.
$445,603	5.500%	04/14/21	$403,270

Technology – Software/Services – 0.4%
Applied Systems, Inc.
910,486	4.250	01/25/21	906,689
Avago Technologies Cayman Ltd.
2,200,000	4.250	02/01/23	2,200,396
Black Knight InfoServ LLC
151,527	3.750	05/27/22	151,622
BMC Software, Inc.
330,468	5.000	09/10/20	283,790
Equinix, Inc.
59,000	4.000	01/08/23	59,148
MModal Inc.
1,660,891	9.000	01/31/20	1,422,835
Syniverse Holdings, Inc.
200,000	4.000	04/23/19	160,000
Western Digital Corp.
270,000	6.250	04/29/23	263,474

			5,447,954

Telecommunications – Internet & Data – 0.2%
Asurion LLC
471,398	5.000	05/24/19	469,630
487,374	4.250	07/08/20	478,845
1,575,000	8.500	03/03/21	1,509,748
Level 3 Financing, Inc.
650,000	4.000	01/15/20	651,787

			3,110,010

Textiles – 0.1%
Indra Holdings Corp.
638,043	5.250	04/29/21	545,527
Nine West Holdings, Inc.
481,326	4.750	10/08/19	288,795

			834,322

Transportation – 0.0%
Syncreon Group Holdings B.V.
741,180	5.250	10/28/20	613,942

Utilities – 0.2%
Longview Power LLC
1,369,650	7.000	04/13/21	1,205,292
Texas Competitive Electric Holdings Co.
3,862,640	4.500	10/10/16	1,276,886
1,687,140	4.500	10/10/17	564,677

			3,046,855

Wireless Telecommunications – 0.0%
Intelsat Jackson Holdings SA
400,000	3.750	06/30/19	374,700

TOTAL BANK LOANS
(Cost $63,374,861)			$57,240,898

Units	Description	Expiration Date	Value
Right* – 0.0%
Hotels, Restaurants & Leisure – 0.0%
307,213	Caesars Entertainment Operating Co., Inc.	03/30/26	$—
(Cost $—)

Warrants* – 0.0%
Commercial Banks – 0.0%
16,294	JPMorgan Chase & Co.	10/28/18	$351,136

Semiconductors & Semiconductor Equipment – 0.0%
516	MModal, Inc. Warrant A	07/31/17	5
681	MModal, Inc. Warrant B	07/31/17	7

TOTAL WARRANTS
(Cost $296,363)			$351,148

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(k) – 43.1%
Repurchase Agreements – 43.1%
Joint Repurchase Agreement Account II
$587,000,000	0.290%	05/02/16	$587,000,000
(Cost $587,000,000)

TOTAL INVESTMENTS BEFORE SHORT POSITIONS – 99.2%
(Cost $1,357,577,758)			$1,350,682,958

Shares	Description	Value
Common Stocks Sold Short – (1.1)%
Aerospace & Defense – (0.1)%
13,661	The Boeing Co.	$(1,841,503)

Air Freight & Logistics – (0.1)%
4,773	United Parcel Service, Inc. Class B	(501,499)

Automobiles – (0.0)%
4,422	Ford Motor Co.	(59,962)

Chemicals – (0.0)%
3,791	The Dow Chemical Co.	(199,444)

Commercial Services & Supplies – (0.0)%
5,820	Pitney Bowes, Inc.	(122,045)

Diversified Telecommunication Services – (0.1)%
26,827	AT&T, Inc.	(1,041,424)
5,030	Verizon Communications, Inc.	(256,228)

		(1,297,652)

Electronic Equipment, Instruments & Components – (0.0)%
4,535	Amphenol Corp. Class A	(253,189)
2,282	Belden, Inc.	(144,086)

		(397,275)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks Sold Short – (continued)
Food & Staples Retailing – (0.1)%
13,496	Wal-Mart Stores, Inc.	$(902,477)

Industrial Conglomerates – (0.0)%
4,817	General Electric Co.	(148,123)

Insurance – (0.0)%
3,132	CNA Financial Corp.	(98,971)

Internet & Catalog Retail – (0.0)%
2,862	Expedia, Inc.	(331,334)

Internet Software & Services – (0.4)%
270,400	Tencent Holdings Ltd.	(5,502,183)

Machinery – (0.1)%
10,866	Caterpillar, Inc.	(844,506)
4,938	Deere & Co.	(415,335)

		(1,259,841)

Media – (0.0)%
38,608	Sirius XM Holdings, Inc.	(152,502)

Real Estate Investment Trusts – (0.1)%
14,634	DiamondRock Hospitality Co.	(130,389)
8,490	Host Hotels & Resorts, Inc.	(134,312)
11,094	LaSalle Hotel Properties	(265,147)
21,672	Sunstone Hotel Investors, Inc.	(277,618)

		(807,466)

Software – (0.1)%
20,409	SAP SE	(1,601,311)

Trading Companies & Distributors – (0.0)%
413	W.W. Grainger, Inc.	(96,857)

TOTAL COMMON STOCKS SOLD SHORT
(Cost $ (15,885,175))		$(15,320,445)

Exchange Traded Funds Sold Short – (5.3)%
37,361	Consumer Discretionary Select Sector SPDR Fund	$(2,957,123)
18,763	Health Care Select Sector SPDR Fund	(1,309,470)
118,501	Industrial Select Sector SPDR Fund	(6,655,016)
15,810	iShares Core US Growth ETF	(1,271,440)
25,444	iShares Russell 2000 ETF	(2,858,888)
7,960	iShares US Real Estate ETF	(610,293)
61,719	Materials Select Sector SPDR Fund	(2,906,965)
221,832	SPDR S&P 500 ETF Trust	(45,763,942)
66,328	SPDR S&P Regional Banking ETF	(2,676,335)

Exchange Traded Funds Sold Short – (continued)
130,516	Technology Select Sector SPDR Fund	$(5,498,639)

TOTAL EXCHANGE TRADED FUNDS SOLD SHORT
(Cost $(72,867,437))		$(72,508,111)

TOTAL SECURITIES SOLD SHORT – (6.4)%		$(87,828,556)
(Cost $(88,752,612))

OTHER ASSETS IN EXCESS OF OTHER LIABILITIES – 7.2%		98,208,213

NET ASSETS – 100.0%		$1,361,062,615

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $78,050,681, which represents approximately 5.7% of net assets as of April 30, 2016.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 125,652,045, which represents approximately 9.2% of net assets as of April 30, 2016.
(c)	A portion of this security is pledged as collateral for initial margin requirements on over the counter swap transactions. Total market value pledged as collateral amounts to $13,479,022, which represents approximately 1.0% of net assets as of April 30, 2016.
(d)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(e)	Pay-in-kind securities.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(g)	Security is currently in default.
(h)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2016.
(i)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 30.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNY	—Chinese Yuan Renminbi
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
RUB	—Russian Ruble
SEK	—Swedish Krona
THB	—Thai Baht
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
CLO	—Collateralized Loan Obligation
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
GO	—General Obligation
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company
RB	—Revenue Bond

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Barclays Bank PLC	EUR	316,000	USD	353,593	$362,260	06/08/16	$8,668
Citibank NA (London)	RUB	461,163,618	USD	6,950,469	7,059,960	05/31/16	109,491
Deutsche Bank AG (London)	RUB	288,600,337	USD	4,329,438	4,418,186	05/31/16	88,748
JPMorgan Securities, Inc.	USD	4,504,227	RUB	293,405,347	4,491,746	05/31/16	12,481
Merrill Lynch & Co., Inc.	AUD	47,724,000	USD	35,481,690	36,213,588	06/17/16	731,896
	CAD	75,458,000	USD	57,337,840	60,140,751	06/17/16	2,802,910
	CHF	21,940,000	USD	22,764,751	22,919,322	06/17/16	154,568
	EUR	68,936,000	USD	77,701,542	79,052,755	06/17/16	1,351,215
	GBP	10,250,000	USD	14,699,741	14,978,910	06/17/16	279,168
	JPY	7,095,229,000	USD	63,573,496	66,772,886	06/17/16	3,199,390
	MXN	195,314,000	USD	11,092,667	11,298,092	06/17/16	205,426
	NZD	46,464,000	USD	31,437,953	32,359,610	06/17/16	921,659
	USD	7,587,467	AUD	9,963,000	7,560,052	06/17/16	27,411
	USD	256,751	MXN	4,429,000	256,199	06/17/16	552
Morgan Stanley & Co. International PLC	EUR	232,000	USD	266,242	266,287	07/15/16	45
	USD	1,912,724	CHF	1,819,000	1,902,650	07/15/16	10,074
Nomura Holdings, Inc.	USD	3,352,212	INR	223,961,284	3,351,710	05/31/16	502
UBS AG (London)	RUB	110,442,985	USD	1,647,665	1,690,773	05/31/16	43,107
TOTAL							$9,947,311

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Barclays Bank PLC	USD	1,566,623	EUR	1,401,000	1,606,096	06/08/16	$(39,473)
Deutsche Bank AG (London)	USD	6,602,424	RUB	442,626,505	6,776,175	05/31/16	(173,751)
HSBC Bank PLC	INR	74,174,601	USD	1,113,900	1,110,066	05/31/16	(3,834)
Merrill Lynch & Co., Inc.	AUD	11,285,000	USD	8,647,488	8,563,203	06/17/16	(84,286)
	CHF	22,363,000	USD	23,420,114	23,361,201	06/17/16	(58,914)
	NZD	8,317,000	USD	5,824,297	5,792,332	06/17/16	(31,966)
	USD	5,223,996	AUD	6,951,000	5,274,509	06/17/16	(50,513)
	USD	43,627,578	CAD	56,826,000	45,290,869	06/17/16	(1,663,289)
	USD	60,502,975	CHF	59,175,000	61,816,352	06/17/16	(1,313,377)
	USD	51,901,476	EUR	46,326,000	53,124,608	06/17/16	(1,223,133)
	USD	51,454,079	GBP	35,978,000	52,576,710	06/17/16	(1,122,632)
	USD	29,376,486	JPY	3,221,654,000	30,318,844	06/17/16	(942,359)
	USD	26,351,359	MXN	469,594,000	27,164,038	06/17/16	(812,679)
	USD	31,736,957	NZD	46,922,000	32,678,582	06/17/16	(941,628)
Morgan Stanley & Co. International PLC	CHF	125,000	USD	130,809	130,748	07/15/16	(60)
	USD	8,201,789	EUR	7,182,000	8,243,429	07/15/16	(41,640)
Nomura Holdings, Inc	INR	147,920,144	USD	2,222,191	2,213,711	05/31/16	(8,480)
	USD	39,898,910	CNY	259,051,651	39,912,126	05/31/16	(13,217)
Standard Chartered Bank	USD	9,888,188	RUB	659,077,387	10,089,824	05/31/16	(201,636)
TOTAL							$(8,726,867)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian Dollar	(4)	June 2016	$(303,480)	$(760)
Australian 10 Year Government Bonds	192	June 2016	19,072,334	(89,427)
British Pound	(35)	June 2016	(3,196,594)	6,563
CAC40 Index	108	May 2016	5,410,981	(152,328)
Canadian Dollar	(29)	June 2016	(2,312,460)	870
Canada 10 Year Government Bonds	(101)	June 2016	(11,202,008)	(1,507)
Copper	49	July 2016	2,797,288	18,047
Corn	56	July 2016	1,096,900	10,821
Crude Oil	(20)	May 2016	(918,400)	(7,001)
DAX Index	30	June 2016	8,661,304	(299,067)
DJIA E-Mini Index	312	June 2016	27,601,080	401,584
Euro FX	(31)	June 2016	(4,442,688)	(53,223)
Euro Stoxx 50 Index	146	June 2016	4,976,870	(161,197)
Eurodollars	1,705	June 2017	422,072,750	23,151
FTSE 100 Index	(44)	June 2016	(3,993,735)	15,403
Gold 100 oz	742	June 2016	95,755,100	1,324,823
Japanese Yen	79	June 2016	9,260,775	65,869
Japan 10 Year Government Bonds	9	June 2016	12,814,004	(17,514)
NASDAQ 100 E-Mini Index	78	June 2016	6,757,140	(300,246)
Nikkei 225 Index	(36)	June 2016	(5,582,707)	150,674
Russell 2000 Mini Index	63	June 2016	7,103,880	(39,994)
S&P 500 E-Mini Index	247	June 2016	25,429,885	253,049
Topix Index	(72)	June 2016	(8,976,316)	204,479
3 Month Euribor Interest Rate	1,406	June 2017	403,592,052	47,454
3 Month Sterling Interest Rate	1,349	June 2017	244,440,120	(280,087)
Euro-Bobl	103	June 2016	15,432,474	(10,197)
Euro-Bund	154	June 2016	28,545,557	(254,410)
10 Year Mini Japanese Government Bonds	9	June 2016	1,282,754	(2,195)
5 Year U.S. Treasury Notes	(41)	June 2016	(4,957,477)	552
10 Year U.S. Treasury Notes	481	June 2016	62,560,063	1,469
20 Year U.S. Treasury Bonds	203	June 2016	33,152,438	11,924
TOTAL				$867,579

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At April 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at April 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	Nordstrom, Inc., 6.950%, 03/15/28	$47	(1.000)%	12/20/20	1.30%	$19,715	$(3,644)
	BHP Billiton Ltd., 6.500%, 04/01/19	625	(1.000)	12/20/20	1.33	28,757	(20,192)
JPMorgan Securities, Inc.	Nordstrom, Inc., 6.950%, 03/15/28	555	(1.000)	12/20/20	1.50	12,954	(6,589)
	Macy’s, Inc., 7.450%, 07/15/17	1,285	(1.000)	12/20/20	1.79	76,730	(33,298)
	Devon Engy Corp., 7.950%, 04/15/32	320	(1.000)	12/20/20	2.83	52,511	(28,034)
TOTAL						$190,667	$(91,757)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require the Fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

					Market Value
Counterparty	Notional Amount (000s)	Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Morgan Stanley & Co.	$690	Accenture PLC – Class A	12/18/17	0.000	$—	$(63,257)
	830	Align Technology, Inc.	12/18/17	0.000	(15,845)	(68,792)
	788	C.H. Robinson Worldwide, Inc.	12/18/17	0.000	(639)	(44,908)
	745	Cardtronics, Inc.	12/18/17	0.000	(13,952)	(127,930)
	751	Cracker Barrel Old Country	12/18/17	0.000	—	(48,221)
	793	CGI Group, Inc. – Class A	12/18/17	0.000	(7,039)	(99,153)
	1,046	Cimpress NV	12/18/17	0.000	(17,244)	(123,817)
	397	Core Laboratories NV	12/18/17	0.000	(17,603)	(138,859)
	1,115	Dean Foods Co.	12/18/17	0.000	—	60,875
	484	Deere & Co.	12/18/17	0.000	—	(25,303)
	725	Dollarama, Inc.	12/18/17	0.000	(5,826)	(161,577)
	749	Fastenal Co.	12/18/17	0.000	(13,319)	(136,939)
	504	iShares China Large Cap ETF	12/18/17	0.000	—	(53,279)
	693	Generac Holdings, Inc.	12/18/17	0.000	—	(223,311)
	551	Hawaiian Holdings, Inc.	12/18/17	0.000	(1,279)	37,283
	1,357	Healthcare Services Group	12/18/17	0.000	(22,363)	(133,690)
	562	Hormel Foods Corp.	12/18/17	0.000	(3,544)	49,167
	669	Idexx Laboratories, Inc.	12/15/17	0.000	—	(34,371)
	175	Investors Real Estate Trust	12/18/17	0.000	—	(267)
	554	Lincoln Electric Holdings	12/18/17	0.000	(3,326)	(158,137)
	365	Mccormick & Co.	12/18/17	0.000	(7,717)	(27,257)
	164	National Retail Properties	12/18/17	0.000	—	(9,489)
	460	Now, Inc.	12/18/17	0.000	(14,132)	(110,607)
	1,041	Petmed Express, Inc.	12/18/17	0.000	—	(78,933)
	171	Planet Fitness, Inc. – Class A	12/18/17	0.000	—	(20,927)
	621	Ritchie Bros Auctioneers	12/18/17	0.000	—	(135,121)
	1,944	Sirius Xm Radio, Inc.	12/18/17	0.000	—	(89,487)
	609	Smith (A.O.) Corp.	12/18/17	0.000	(679)	(58,572)
	1,974	SPDR S&P 500 ETF Trust	12/18/17	0.000	(10,163)	(120,338)
	317	SPDR S&P Regional Banking	12/18/17	0.000	(14,464)	(17,938)
	181	Transocean Ltd.	12/18/17	0.000	(9,301)	(8,306)
	611	United Parcel Service – Class B	12/18/17	0.000	—	(52,534)
	662	World Wrestling Entertainment – Class A	12/18/17	0.000	(10,908)	30,876
Morgan Stanley Capital Services, Inc.	363	Cullen/Frost Bankers, Inc.	12/18/17	0.000	(6)	(38,402)
TOTAL					$(189,349)	$(2,231,521)

#	The Fund receives annual coupon payments in accordance with the swap contracts. On the termination date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2016, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2016, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$587,000,000	$587,009,467	$599,326,140

REPURCHASE AGREEMENTS — At April 30, 2016, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.30%	$97,460,690
Citigroup Global Markets, Inc.	0.30	123,259,107
Merrill Lynch & Co., Inc.	0.30	82,497,607
Merrill Lynch & Co., Inc.	0.28	283,782,596
TOTAL		$587,000,000

At April 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.330%	02/01/33
Federal Home Loan Banks	3.375 to 5.500	09/01/28 to 07/15/36
Federal Home Loan Mortgage Corp.	4.000 to 7.500	09/01/17 to 11/01/45
Federal National Mortgage Association	2.500 to 6.500	03/01/19 to 08/01/45
Government National Mortgage Association	3.500 to 10.000	02/15/18 to 04/20/46
United States Treasury Floating Rate Note	0.518	10/31/17
United States Treasury Inflation Protected Securities	0.125	07/15/22
U.S. Treasury Notes	1.625 to 2.500	06/30/20 to 08/15/23
United States Treasury Stripped Securities	0.000	11/15/31 to 02/15/44

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Assets and Liabilities(a)

April 30, 2016 (Unaudited)

Assets:
Investments, at value (cost $770,577,758)	$763,682,958
Repurchase agreement, at value which equals cost	587,000,000
Cash	48,015,831
Foreign currencies, at value (cost $929,587)	972,148
Unrealized gain on forward foreign currency exchange contracts	9,947,311
Receivables:
Collateral on certain derivative contracts(b)	66,433,702
Investments sold	6,620,791
Investments sold on an extended settlement basis	6,287,692
Dividends and interest	5,822,631
Fund shares sold	4,958,254
Upfront payments made on swap contracts	190,667
Unrealized gain on swap contracts	178,201
Reimbursement from investment adviser	101,937
Foreign tax reclaims	88,826
Other assets	408,548
Total assets	1,500,709,497

Liabilities:
Securities sold short, at value (proceeds received $88,752,612)	87,828,556
Unrealized loss on forward foreign currency exchange contracts	8,726,867
Unrealized loss on swap contracts	2,501,479
Variation margin on certain derivative contracts	1,579,252
Payables:
Fund shares redeemed	24,515,215
Investments purchased on an extended settlement basis	5,607,951
Investments purchased	5,118,583
Management fees	2,105,977
Due to broker — upfront payment	505,168
Distribution and service fees and transfer agency fees	176,918
Dividend expense payable on securities sold short	98,466
Upfront payments received on swap contracts	189,349
Accrued expenses and other liabilities	693,101
Total liabilities	139,646,882

Net Assets:
Paid-in capital	1,459,146,677
Undistributed net investment income	7,351,201
Accumulated net realized loss	(99,291,661)
Net unrealized loss	(6,143,602)
NET ASSETS	$1,361,062,615
Net Assets:
Class A	$172,481,178
Class C	63,827,946
Institutional	1,034,603,337
Class IR	89,989,490
Class R	160,664
Total Net Assets	$1,361,062,615
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	17,072,054
Class C	6,440,279
Institutional	101,778,002
Class IR	8,875,634
Class R	15,997
Net asset value, offering and redemption price per share:(c)
Class A	$10.10
Class C	9.91
Institutional	10.17
Class IR	10.14
Class R	10.04

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity-MMA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes segregated cash of $14,807,529, $5,200,000, $3,110,006, and $43,316,167 relating to initial margin requirements and/or collateral on futures, forwards, swaps, and short sales transactions.
(c)	Maximum public offering price per share for Class A Shares is $10.69. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statement of Operations(a)

For the Six Months Ended April 30, 2016 (Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $72,448)	$4,528,979
Interest (net of foreign withholding taxes of $48,959)	16,492,283
Total investment income	21,021,262

Expenses:
Management fees	14,702,223
Dividend expense for securities sold short	1,173,660
Prime broker fees	909,556
Custody, accounting and administrative services	708,986
Distribution and Service fees(b)	596,952
Transfer Agency fees(b)	582,884
Professional fees	329,917
Shareholder meeting expense	108,678
Printing and mailing costs	103,240
Registration fees	98,568
Trustee fees	49,127
Other	124,701
Total expenses	19,488,492
Less — expense reductions	(1,082,440)
Net expenses	18,406,052
NET INVESTMENT INCOME	2,615,210

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(47,468,249)
Investments sold short	532,754
Futures contracts	(3,283,633)
Swap contracts	(69,776)
Forward foreign currency exchange contracts	(4,714,089)
Foreign currency transactions	285,223
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $1,934)	16,620,781
Investments sold short	1,728,340
Futures contracts	(1,845,046)
Swap contracts	(2,232,836)
Forward foreign currency exchange contracts	7,161,689
Foreign currency translation	6,812
Net realized and unrealized loss	(33,278,030)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,662,820)

(a)	Statement of Assets and Liabilities for the Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity-MMA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and Service, and Transfer Agency fees were as follows:

Distribution and Service Fees			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
$243,396	$353,052	$504	$184,981	$67,080	$230,363	$100,268	$192

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Statements of Changes in Net Assets(a)

	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period January 1, 2015 - October 31, 2015(b)	For the Year Ended December 31, 2014
From operations:
Net investment income (loss)	$2,615,210	$(11,038)	$(1,200,803)
Net realized gain (loss)	(54,717,770)	(28,985,594)	14,697,248
Net change in unrealized gain (loss)	21,439,740	(35,547,596)	1,595,908
Net increase (decrease) in net assets resulting from operations	(30,662,820)	(64,544,228)	15,092,353

Distributions to shareholders:
From net investment income
Class A Shares	(204,033)	—	(394,559)
Class C Shares	—	—	(17,831)
Institutional Shares	(4,424,446)	—	(3,996,787)
Class IR Shares	(288,398)	—	(251,033)
Class R Shares	(639)	—	(9)
From net realized gains
Class A Shares	(934,629)	—	(1,229,026)
Class C Shares	(351,627)	—	(408,632)
Institutional Shares	(5,388,275)	—	(6,672,737)
Class IR Shares	(511,792)	—	(324,476)
Class R Shares	(1,298)	—	(326)
Total distributions to shareholders	(12,105,137)	—	(13,295,416)

From share transactions:
Proceeds from sales of shares	375,638,669	1,468,001,874	814,465,224
Reinvestment of distributions	11,328,743	—	13,076,031
Cost of shares redeemed	(636,583,552)	(576,132,576)	(193,873,429)
Net increase (decrease) in net assets resulting from share transactions	(249,616,140)	891,869,298	633,667,826
TOTAL INCREASE (DECREASE)	(292,384,097)	827,325,070	635,464,763

Net assets:
Beginning of period	1,653,446,712	826,121,642	190,656,879
End of period	$1,361,062,615	$1,653,446,712	$826,121,642
Undistributed (distributions in excess of) net investment income:	$7,351,201	$9,653,507	$(724,059)

(a)	Statement of Changes in Net Assets for the Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity-MMA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	The Fund changed its fiscal year end from December 31 to October 31.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - A	$10.33	$— (d)	$(0.17)	$(0.17)	$(0.01)	$(0.05)	$(0.06)
2016 - C	10.16	(0.03)	(0.17)	(0.20)	— (d)	(0.05)	(0.05)
2016 - Institutional	10.40	0.02	(0.17)	(0.15)	(0.03)	(0.05)	(0.08)
2016 - IR	10.37	0.02	(0.18)	(0.16)	(0.02)	(0.05)	(0.07)
2016 - R	10.29	(0.01)	(0.17)	(0.18)	(0.02)	(0.05)	(0.07)

FOR THE PERIOD JANUARY 1, 2015-OCTOBER 31,*
2015 - A	10.58	(0.03)	(0.22)	(0.25)	—	—	—
2015 - C	10.47	(0.09)	(0.22)	(0.31)	—	—	—
2015 - Institutional	10.61	0.01	(0.22)	(0.21)	—	—	—
2015 - IR	10.60	— (d)	(0.23)	(0.23)	—	—	—
2015 - R	10.56	(0.04)	(0.23)	(0.27)	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2014 - A	10.46	(0.06)	0.33	0.27	(0.03)	(0.12)	(0.15)
2014 - C	10.40	(0.14)	0.33	0.19	— (d)	(0.12)	(0.12)
2014 - Institutional	10.49	(0.01)	0.31	0.30	(0.06)	(0.12)	(0.18)
2014 - IR	10.48	(0.03)	0.33	0.30	(0.06)	(0.12)	(0.18)
2014 - R	10.44	(0.07)	0.31	0.24	— (d)	(0.12)	(0.12)

FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	10.00	(0.03)	0.55	0.52	—	(0.06)	(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	—	(0.06)	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	—	(0.06)	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	—	(0.06)	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	—	(0.06)	(0.06)

*	The Fund changed its fiscal year end from December 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including dividend expenses for securities sold short)		Ratio of net expenses to average net assets (excluding dividend expenses for securities sold short)		Ratio of total expenses to average net assets (including dividend expenses for securities sold short)		Ratio of total expenses (excluding dividend expenses for securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$10.10	(1.69)%	$172,481	2.70	%(e)	2.55	%(e)	2.84	%(e)	2.69	%(e)	0.06	%(e)	38%
9.91	(2.11)	63,828	3.45	(e)	3.30	(e)	3.59	(e)	3.44	(e)	(0.69	)(e)	38
10.17	(1.42)	1,034,603	2.30	(e)	2.15	(e)	2.44	(e)	2.29	(e)	0.46	(e)	38
10.14	(1.62)	89,989	2.45	(e)	2.30	(e)	2.59	(e)	2.44	(e)	0.31	(e)	38
10.04	(1.77)	161	2.96	(e)	2.80	(e)	3.11	(e)	2.94	(e)	(0.28	)(e)	38

10.33	(2.36)	217,307	2.89	(e)	2.71	(e)	2.97	(e)	2.78	(e)	(0.29	)(e)	130
10.16	(2.87)	79,891	3.64	(e)	3.46	(e)	3.72	(e)	3.53	(e)	(1.04	)(e)	130
10.40	(1.98)	1,236,592	2.49	(e)	2.31	(e)	2.57	(e)	2.39	(e)	0.11	(e)	130
10.37	(2.08)	119,570	2.64	(e)	2.46	(e)	2.72	(e)	2.53	(e)	(0.02	)(e)	130
10.29	(2.56)	87	3.14	(e)	2.96	(e)	3.24	(e)	3.05	(e)	(0.49	)(e)	130

10.58	2.61	116,593	2.85		2.68		3.23		3.06		(0.53)		144
10.47	1.84	38,207	3.64		3.45		3.99		3.80		(1.33)		144
10.61	3.00	628,397	2.45		2.28		2.82		2.65		(0.11)		144
10.60	2.85	42,894	2.62		2.44		3.06		2.86		(0.27)		144
10.56	2.30	30	3.05		2.91		3.46		3.32		(0.69)		144

10.46	5.20	25,304	2.55	(e)	2.55	(e)	3.88	(e)	3.88	(e)	(0.42	)(e)	102
10.40	4.60	1,427	3.30	(e)	3.30	(e)	4.72	(e)	4.72	(e)	(1.19	)(e)	102
10.49	5.40	156,849	2.15	(e)	2.15	(e)	3.64	(e)	3.64	(e)	(0.17	)(e)	102
10.48	5.40	7,051	2.30	(e)	2.30	(e)	3.62	(e)	3.62	(e)	(0.19	)(e)	102
10.44	5.00	26	2.79	(e)	2.79	(e)	4.36	(e)	4.36	(e)	(0.90	)(e)	102

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Institutional, Class IR, and Class R Shares. The Fund commenced operations on April 30, 2013.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2016, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Fund with Acadian Asset Management LLC (“Acadian”), Ares Capital Management II LLC (“Ares”), Atreaus Capital, LP (“Atreaus”) (Underlying Manager for the Fund and Subsidiary, as defined below), Brigade Capital Management, LP (“Brigade”), Corsair Capital Management, L.P. (“Corsair”), First Pacific Advisors, LLC (“FPA”), Graham Capital Management, L.P. (“GCM”), New Mountain Vantage Advisers, L.L.C. (“New Mountain Vantage”), Polaris Capital Management, LLC (“Polaris”), QMS Capital Management LP (“QMS”), Russell Implementation Services Inc. (“RIS”) and Sirios Capital Management, L.P. (“Sirios”) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Underlying Managers. As of January 4, 2016, Lateef Investment Management, L.P. (“Lateef”) no longer served as an Underlying Manager of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for the Multi-Manager Alternatives Fund — The Cayman Commodity-MMA, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 14, 2014 and is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of September 3, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2016, the Fund’s net assets were $1,361,062,615, of which, $47,170,322, or 3%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized

36

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

37

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Exchange Traded Funds — Investments in exchange-traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as

38

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

ii.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Securities Sold Short — Securities sold short are those securities which the Fund has sold but which it does not own. When the Fund sells a security it does not own, it must borrow the position that was sold and deliver it to the broker through which it made the short sale. In addition, cash and certain investments in securities may be used to collateralize the securities sold short. Each day the securities sold short transaction is open, the liability to replace the borrowed security is marked to market and an unrealized gain or loss is recorded. While the transaction remains open, the Fund may also incur expenses for any dividends or interest which will be paid to the lender of the securities as well as a fee to borrow the delivered security. During the term of the short sale, the value of the securities pledged as collateral on short sales is required to exceed the value of the securities sold short. The market value of securities pledged as collateral is included in the Schedule of Investments.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When the Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

A total return swap is an agreement that gives the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

An MRA governs transactions between the Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, the Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that the Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Fund, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$—	$5,429,877	$—
Asia	820,753	3,672,154	—
Australia and Oceania	397,008	398,646	—
Europe	28,471,925	32,930,805	—
North America	322,907,752	19,746	—
Fixed Income
Corporate Obligations	—	261,592,240	—
Asset-Backed Securities	—	1,270,697	—
Foreign Debt Obligations	—	2,377,970	—
Municipal Debt Obligations	—	2,728,930	—
U.S. Treasury Obligations	43,072,409	—	—
Bank Loans	—	51,032,773	6,208,125
Warrants	—	351,136	12
Short-term Investments	—	587,000,000	—
Total	$395,669,847	$948,804,974	$6,208,137
Liabilities
Common Stock and/or Other Equity Investments(a)
Asia	$—	$(5,502,183)	$—
Europe	—	(1,601,311)	—
North America	(80,725,062)	—	—
Total	$(80,725,062)	$(7,103,494)	$—

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$9,947,311	$—
Futures Contracts	2,536,732	—	—
Total Return Swap Contracts	—	178,201	—
Total	$2,536,732	$10,125,512	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(8,726,867)	$—
Futures Contracts	(1,669,153)	—	—
Credit Default Swap Contracts	—	(91,757)	—
Total Return Swap Contracts	—	(2,409,722)	—
Total	$(1,669,153)	$(11,228,346)	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest rate	Variation margin on certain derivative contracts	$239,600	(a)	Variation margin on certain derivative contracts	$(2,974,125)	(a)(b)
Credit	—	—		Payable for unrealized loss on swap contracts	(91,757)	(b)
Equity	Variation margin on certain derivative contracts	1,025,189	(a)	Variation margin on certain derivative contracts	(1,043,766)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Variation margin on certain derivative contracts	10,043,764	(a)	Payable for unrealized loss on forward foreign currency exchange contracts; Variation margin on certain derivative contracts	(8,780,850)	(a)
Commodity	Variation margin on certain derivative contracts	1,353,691	(a)	Variation margin on certain derivative contracts	(7,001)	(a)
Total		$12,662,244			$(12,897,499)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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(b)	Aggregate of amounts include $2,501,479, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,352,568	$(4,046,644)	6,422
Credit	Net realized gain (loss) from investments and swap contracts/Net change in unrealized gain (loss) on investments and swap contracts	(21,730)	(91,757)	5
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(5,937,188)	(1,633,688)	1,283
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2,124,012)	7,565,384	1,355
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(1,380,214)	1,290,512	257
Total		$(8,110,576)	$3,083,807	9,322

(a)	Average number of contracts is based on the average of month end balances for the period ended April 30, 2016.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2016:

	Derivative Assets(1)			Derivative Liabilities(1)
Counterparty	Swaps	Forward Currency Contracts	Total	Swaps	Forward Currency Contracts	Total	Net Derivative Asset (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$—	$8,668	$8,668	$(23,836)	$(39,473)	$(63,309)	$(54,641)	$—	$(54,641)
Citibank NA (London)	—	109,491	109,491	—	—	—	109,491	—	109,491
Deutsche Bank AG (London)	—	88,748	88,748	—	(173,751)	(173,751)	(85,003)	—	(85,003)
HSBC Bank PLC	—	—	—	—	(3,834)	(3,834)	(3,834)	—	(3,834)
JPMorgan Securities, Inc.	—	12,481	12,481	(67,921)	—	(67,921)	(55,440)	10,000	(45,440)
Merrill Lynch & Co., Inc.	—	9,674,195	9,674,195	—	(8,244,776)	(8,244,776)	1,429,419	—	1,429,419
Morgan Stanley & Co.	178,201	—	178,201	(2,371,320)	—	(2,371,320)	(2,193,119)	2,193,119	—
Morgan Stanley & Co. International PLC	—	10,119	10,119	—	(41,700)	(41,700)	(31,581)	31,581	—
Morgan Stanley Capital Services, Inc.	—	—	—	(38,402)	—	(38,402)	(38,402)	38,402	—
Nomura Holdings, Inc.	—	502	502	—	(21,697)	(21,697)	(21,195)	—	(21,195)
Standard Chartered Bank	—	—	—	—	(201,636)	(201,636)	(201,636)	—	(201,636)
UBS AG (London)	—	43,107	43,107	—	—	—	43,107	—	43,107
Total	$178,201	$9,947,311	$10,125,512	$(2,501,479)	$(8,726,867)	$(11,228,346)	$(1,102,834)	$2,273,102	$1,170,268

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, the contractual and effective net management fees with GSAM were at the following rates:

Contractual Management Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*^(a)
1.90%	1.80%	1.71%	1.68%	1.93%	1.87%

*	GSAM has agreed to waive a portion of its management fee in order to achieve net management rates, as defined in the Fund’s most recent prospectus. This arrangement will be effective through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangement without the approval of the Trustees.
^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement as defined below after waivers.

GSAM provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the period ended April 30, 2016, GSAM waived $98,943 of the Fund’s management fee. This waiver represents an interfund transaction and, accordingly, has been eliminated in consolidation.

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2016, Goldman Sachs advised that it retained $8,715 and $0, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net

47

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

assets for the Fund are 0.114% and the total annual operating expenses (excluding acquired fund fees and expenses, taxes, dividend and interest payments on securities sold short, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) of Class A, Class C, Institutional Class, Class IR, and Class R Shares are limited to 2.38%, 3.13%, 1.98%, 2.13% and 2.63%, respectively. These Other Expense limitations and the total operating expense limitation agreement will remain in place through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Board of Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Also, the Fund bears its respective share of costs related to proxy and shareholder meetings.

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
$536,893	$545,547	$1,082,440

F.  Line of Credit Facility — As of April 30, 2016, the Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Fund did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

G.   Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $521 in brokerage commissions from portfolio transactions.

April 30, 2016, The Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 16% of Class R Shares of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were $324,134,719 and $501,510,026, respectively.

The following table sets forth the Fund’s net exposure for short securities that are subject to enforceable master netting arrangements or similar agreements as of April 30, 2016:

Counterparty	Securities Sold Short(1)	Collateral Pledged(2)	Net Amount(3)
Deutsche Bank AG (4)	$45,585,254	$(45,585,254)	$—
JPMorgan Chase Bank	35,675,508	(35,675,508)	—
State Street Bank & Trust	6,567,794	(6,567,794)	—
Total	$87,828,556	$(87,828,556)	$—

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	At April 30, 2016, the value of securities received pledged exceeded the value of the related securities sold short.
(3)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(4)	Securities sold short were executed through separate Underlying Managers.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, October 31, 2015, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:
Perpetual Short-Term	$(25,865,850)
Perpetual Long-Term	(3,434,995)
Total capital loss carryforwards	($29,300,845)
Timing differences (Straddle Loss Deferral)	(924,662)

As of April 30, 2016, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$1,281,781,005
Gross unrealized gain	42,620,615
Gross unrealized loss	(61,547,218)
Net unrealized loss	$(18,926,603)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark-to-market gains (losses) on regulated futures contracts, foreign currency contracts, and differences in the tax treatment of partnership investments, passive foreign investment company investments, swap transactions and material modification of debt securities.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and two prior years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Fund’s investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments, loan related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS (continued)

to investment. Many loan investments are subject to legal or contractual restrictions on resale and may be relatively illiquid and difficult to value. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second lien loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Short Position Risk — The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Tax Risk — The Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On May 4, 2016, the Trustees approved Wellington Management Company LLP (“Wellington”) as an Underlying Manager of the Fund. Wellington will utilize an equity long/short strategy.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period January 1, 2015 - October 31, 2015*		For the Fiscal Year Ended December 31, 2014
	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,269,790	$52,628,857	14,534,458	$156,399,827	13,799,884	$145,642,660
Reinvestment of distributions	111,868	1,130,892	—	—	152,647	1,623,453
Shares redeemed	(9,342,944)	(92,927,213)	(4,525,729)	(48,066,121)	(5,347,199)	(57,009,892)
	(3,961,286)	(39,167,464)	10,008,729	108,333,706	8,605,332	90,256,221
Class C Shares
Shares sold	655,726	6,456,165	4,843,529	51,853,444	3,684,774	38,725,099
Reinvestment of distributions	32,783	326,190	—	—	40,521	426,232
Shares redeemed	(2,108,763)	(20,635,706)	(632,424)	(6,614,972)	(213,013)	(2,241,283)
	(1,420,254)	(13,853,351)	4,211,105	45,238,472	3,512,282	36,910,048
Institutional Shares
Shares sold	28,569,308	288,276,116	106,511,467	1,158,260,742	55,682,719	592,272,239
Reinvestment of distributions	893,194	9,069,534	—	—	978,521	10,450,502
Shares redeemed	(46,566,718)	(467,359,293)	(46,837,742)	(501,232,560)	(12,411,833)	(131,983,495)
	(17,104,216)	(170,013,643)	59,673,725	657,028,182	44,249,407	470,739,246
Class IR Shares
Shares sold	2,811,345	28,069,819	9,391,066	101,423,885	3,568,379	37,822,254
Reinvestment of distributions	78,956	800,190	—	—	54,013	575,509
Shares redeemed	(5,541,157)	(55,534,955)	(1,912,439)	(20,215,231)	(247,339)	(2,638,759)
	(2,650,856)	(26,664,946)	7,478,627	81,208,654	3,375,053	35,759,004
Class R Shares
Shares sold	20,159	207,712	6,001	63,976	282	2,972
Reinvestment of distributions	193	1,937	—	—	32	335
Shares redeemed	(12,847)	(126,385)	(337)	(3,692)	—	—
	7,505	83,264	5,664	60,284	314	3,307
NET INCREASE (DECREASE)	(25,129,107)	$(249,616,140)	81,377,850	$891,869,298	59,742,388	$633,667,826

*	The Fund changed its fiscal year end from December 31 to October 31.

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Fund Expenses — Six Month Period Ended April 30, 2016 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR, and Class R of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days in a 366-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi Manager Alternatives Fund
Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Class A
Actual	$1,000.00	$983.10		$12.57
Hypothetical 5% return	1,000.00	1,012.18	+	12.76
Class C
Actual	1,000.00	978.90		16.24
Hypothetical 5% return	1,000.00	1,008.45	+	16.48
Institutional
Actual	1,000.00	985.80		10.62
Hypothetical 5% return	1,000.00	1,014.17	+	10.77
Class IR
Actual	1,000.00	983.80		11.34
Hypothetical 5% return	1,000.00	1,013.43	+	11.51
Class R
Actual	1,000.00	982.30		14.59
Hypothetical 5% return	1,000.00	1,010.14	+	14.79

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi Manager Alternatives	2.55%	3.30%	2.15%	2.30%	2.96%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Amended Management Agreement and

Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

The Amended Management Agreement, which reduced the Fund’s management fee rate applicable to the first $2 billion of the Fund’s average daily net assets from 2.00% to 1.90%, was approved through August 31, 2016 by the Board, including those Trustees who are not parties to the Amended Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended, (“1940 Act”)) of any party thereto (the “Independent Trustees”), at a meeting held on November 3, 2015 (the “Meeting”). The Managed Agreement had been last approved and renewed by the Board, including the Independent Trustees, at its annual meeting held on August 5, 2015 (the “Annual Meeting”).

The contract review process undertaken by the Trustees spans the course of the year. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. At the Meeting and previous Board or committee meetings, including the Annual Meeting, matters relevant to the approval of the Amended Management Agreement were considered by the Board, or the Independent Trustees, as applicable. Such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management team;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management team or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding); sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds as prepared by the Investment Adviser using data provided by a third-party mutual fund data provider (the “Outside Data Provider”), benchmark performance indices, and composite performance of comparable unregistered funds managed by the Investment Adviser, and general investment outlooks in the markets in which the Fund invests;
(c)	the terms of the Amended Management Agreement and other agreements with affiliated service providers previously entered into by the Trust on behalf of the Fund;
(d)	the relative management fee and expense levels of the Fund as compared with those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(e)	fee and expense information for the Fund, including comparative information on the advisory fees charged and services provided by the Investment Adviser to other types of accounts (including private funds and non-U.S. funds) with comparable investment strategies managed by the Investment Adviser;
(f)	information on the amount of net amount of the management fee retained by the Investment Adviser after payment of the sub-advisory fees;
(g)	the undertakings of the Investment Adviser to waive a portion of its management fee and to limit certain expenses of the Fund that exceed a specified level;
(h)	information relating to the profitability of the Amended Management Agreement and the transfer agency and distribution and service arrangements of the Fund and the Trust as a whole to the Investment Adviser and its affiliates;
(i)	whether the Fund’s revised management fee schedule adequately addressed any economies of scale;
(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;

55

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Amended Management Agreement and

Sub-Advisory Agreements (Unaudited) (continued)

(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Fund by service providers that are not affiliated with Goldman, Sachs & Co. (“Goldman Sachs”) (including the Sub-Advisers), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Amended Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

Nature, Extent, and Quality of the Services Provided Under the Amended Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund, including its “manager of managers” structure, as well as its investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the Investment Adviser’s portfolio management team dedicated to Sub-Adviser oversight. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund operates, as well as the Investment Adviser’s commitment to maintaining high quality systems. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser. The Trustees also reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance. The Trustees concluded that the Investment Adviser’s management of the Fund would likely benefit the Fund and its shareholders.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers prepared by the Investment Adviser using information provided by the Outside Data Provider as of September 30, 2015. The information on the Fund’s investment performance was provided for the one-year period and the year-to-date period ended September 30, 2015. As part of this review, the Trustees reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions. The Trustees also received information as of September 30, 2015 comparing the Fund’s performance to that of composite performance of comparable unregistered funds managed by the Investment Adviser. They considered that the unregistered funds provide an imperfect performance comparison because they are not subject to 1940 Act requirements.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. The Trustees noted that the Fund’s Institutional Shares had placed in the second quartile of its peer group for the period since inception, and had outperformed the Fund’s benchmark index for the one-year period ended September 30, 2015.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Amended Management Agreement, the reduced fee rates payable by the Fund thereunder and the net amount retained by the Investment Adviser after payment of sub-advisory fees. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed the analysis prepared by the Investment Adviser based on information from the Outside Data Provider regarding the expenses of the Fund. The analysis provided a comparison of the Fund’s management fees to those of comparable 1940 Act-registered funds.

The Trustees also considered information furnished in connection with the Annual Meeting, including a comparison of the Fund’s management fees and breakpoints to fees of other types of accounts with comparable investment strategies managed by the Investment Adviser. The Trustees considered that the services provided to the Fund differed in various significant respects from

56

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Amended Management Agreement and

Sub-Advisory Agreements (Unaudited) (continued)

the services provided to these other types of accounts, which generally operated under less stringent regulatory and financial reporting requirements. They also noted that these types of accounts have a compensation structure which includes performance fees, and also pay additional asset-based fees and performance fees to the managers of underlying hedge funds. The Trustees concluded that the comparisons provided by the Investment Adviser were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

The Trustees also considered the Investment Adviser’s new undertaking to waive a portion of its management fee, as well as its existing undertaking to limit certain expenses of the Fund that exceed specified levels. The Trustees also noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Fund. In this regard the Trustees noted that they had received, among other things, a profitability analysis and summary, revenue and expense schedule by function (i.e., investment management, transfer agency, and distribution and service), and had previously received information on the Investment Adviser’s expense allocation methodology.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Amended Management Agreement at the following annual percentage rates of the average daily net assets of the Fund:

Average Daily Net Assets	Management Fee Annual Rate
First $2 billion	1.90%
Next $3 billion	1.80%
Next $3 billion	1.71%
Over $8 billion	1.68%

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Independent Trustees also considered the relationship between the advisory and sub-advisory fee rate schedules, including the blended sub-advisory fee rates paid to all Sub-Advisers. In this regard, they noted that the permanent reduction of the Fund’s management fee and the temporary management fee waiver would decrease the difference between the actual management fee paid to the Investment Adviser and the fees paid to the sub-advisers, which would reduce the Investment Adviser’s profitability with respect to its management of the Fund. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group and to other types of accounts with comparable investment strategies; and the Investment Adviser’s undertakings to waive a portion of its management fee and to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including: (a) transfer agency fees received by Goldman Sachs; (b) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (c) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (d) Goldman Sachs’ retention of certain fees as the Fund’s distributor; (e) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (f) the possibility that the working relationship between the Investment Adviser and the Fund’s third-party service providers (including the Sub-Advisers) may cause those service providers to be more likely to do business with other areas of Goldman Sachs.

57

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Amended Management Agreement and

Sub-Advisory Agreements (Unaudited) (continued)

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (c) the Investment Adviser’s ability to hire and retain qualified personnel, along with certain Sub-Advisers, to provide services to the Fund because of the reputation of the Goldman Sachs organization; (d) the Fund’s access to certain affiliated distribution channels; and (e) the Fund’s access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Amended Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs, and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management would likely benefit the Fund and its shareholders and that the Amended Management Agreement should be approved.

Sub-Advisory Agreements

Upon recommendation of the Investment Adviser, at meetings held on November 3, 2015 and February 24, 2016 (the “Meetings”) the Trustees, including all of the Independent Trustees, approved sub-advisory agreements between the Investment Adviser and each of New Mountain Vantage Advisers, L.L.C. (“New Mountain”), Acadian Asset Management LLC (“Acadian”), QMS Capital Management LP (“QMS”), and Russell Implementation Services Inc. (“Russell”) (the “Sub-Advisers”). In addition, at the meeting held on February 24, 2016 the Trustees, including all of the Independent Trustees, approved a second sub-advisory agreement between the Investment Adviser and Russell, such agreement substantially identical to the initial Sub-Advisory Agreement between the Investment Adviser and Russell and intended to take effect upon the termination of the initial Sub-Advisory Agreement as a result of the anticipated change of control involving Russell’s parent company (the “Second Sub-Advisory Agreement” and, together with all of the sub-advisory agreements approved at the Meetings with respect to the Fund, the “Sub-Advisory Agreements”).

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, the Sub-Advisers provided information in response to separate requests from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreements

The Trustees, including all of the Independent Trustees, unanimously concluded that the Sub-Advisory Agreements should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the respective services to be provided to the Fund by the Investment Adviser and each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing any funds or separate accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. With respect to the Second Sub-Advisory Agreement between the Investment Adviser and Russell, they considered information indicating that the anticipated change of control was not expected to have an adverse effect on Russell or the relevant investment team.

With respect to each Sub-Adviser, the Trustees considered assessments provided by the Investment Adviser of each Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees considered that each Sub-Adviser manages other assets for the Investment Adviser’s clients. They reviewed performance information for an unregistered fund managed by New Mountain, and composites of separate accounts managed by Acadian and QMS, each with investment strategies comparable to those to be used in managing its respective sleeve of the Fund. They noted that, because none of the Sub-Advisers had previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

58

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Amended Management Agreement and

Sub-Advisory Agreements (Unaudited) (continued)

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement and the proposed fee schedules for the Sub-Advisers, including any breakpoints. They considered that the fee schedule for the Second Sub-Advisory Agreement with Russell was the same as the fee schedule under the initial Sub-Advisory Agreement. They also considered the fees that each Sub-Adviser charges to any comparable funds or accounts that it manages. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of each Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the respective Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Independent Trustees unanimously concluded that each Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that the Sub-Advisory Agreements should be approved.

59

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Trust was held on April 22, 2016 to consider and act upon the proposal below. With the exception of the Multi-Manager U.S. Small Cap Equity Fund, which commenced operations on April 29, 2016, the series of the Trust will bear their respective share of the proxy, shareholder meeting and other related costs.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, and Westley V. Thompson were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Cheryl K. Beebe	228,141,495	0	2,080,367	0
Lawrence Hughes	228,141,495	0	2,080,367	0
John F. Killian	228,141,495	0	2,080,367	0
Westley V. Thompson	228,141,495	0	2,080,367	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Richard P. Strubel and James A. McNamara continue to serve on the Trust’s Board of Trustees.

60

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. John F. Killian James A. McNamara Richard P. Strubel Lawrence Hughes Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund Holdings and Allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2016 Goldman Sachs. All rights reserved. 50878-TMPL-06/2016 MMALTSAR-16 / 14.5k

Goldman Sachs Funds

Semi-Annual Report	April 30, 2016

Strategic Multi-Asset Class Funds
Multi-Manager Global Equity
Multi-Manager Non-Core Fixed Income
Multi-Manager Real Assets Strategy

Goldman Sachs Strategic

Multi-Asset Class Funds

■	MULTI-MANAGER GLOBAL EQUITY

■	MULTI-MANAGER NON-CORE FIXED INCOME

■	MULTI-MANAGER REAL ASSETS STRATEGY

Market Review	1

Portfolio Management Discussion and Performance Summaries	2

Schedules of Investments	20

Financial Statements	62

Financial Highlights	66

Notes to Financial Statements	72

Other Information	90

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Goldman Sachs Strategic

Multi-Asset Class Funds

Market Review

Global equity markets ended the six months ended April 30, 2016 (the “Reporting Period”) in negative territory, as central bank activity, global economic growth worries and declining energy prices weighed on investor sentiment.

In the U.S., equities were modestly positive, with gains in utilities, telecommunication services and consumer staples outweighing losses in information technology, financials and health care.1 As interest rates remained low, investors were searching for yield, boosting traditionally defensive sectors. Markets experienced a shift away from momentum and growth stocks due to high valuations and political uncertainty. Also impacting equities was the drop in oil prices, which reached their lowest level in a decade during the Reporting Period before rallying toward the end of the Reporting Period.

Monetary policy dominated headlines during the Reporting Period, with the Federal Reserve (the “Fed”) raising interest rates for the first time in nearly 10 years in December 2015 and then making dovish statements in March and April 2016. (Dovish commentary tends to imply lower interest rates; hawkish, the opposite.) Additionally, the People’s Bank of China (“PBoC”) devalued the renminbi, while there was inaction from the European Central Bank (“ECB”) and Bank of Japan (“BoJ”).

Following the Fed’s move to end the 10-year period of zero interest rates in December 2015, the Fed signaled there would be four additional rate hikes in 2016. As a result, markets were expecting a hawkish March Fed announcement, especially after core inflation continued to rise. But the Fed’s outlook was unexpectedly dovish — cutting the number of potential rake hikes to two in 2016 and emphasizing that global economic and financial conditions would be a variable in its decision to increase rates in the future — a shift from its previous domestic agenda.

In the first week of 2016, the PBoC surprised markets by weakening the renminbi. This led to a sharp sell-off in risk assets to start the year, as the uncertainty over the scale of renminbi weakening and Chinese monetary policy led to a flight to safety. This “risk off” sentiment persisted into the middle of February 2016 before reversing toward the end of the Reporting Period. Similarly, markets reacted negatively when the ECB and BoJ surprised markets with their decision to leave monetary policy unchanged in December 2015 and April 2016, respectively. The signaling surrounding these policy decisions led investors to question expectations on future central bank actions, making markets more volatile.

The U.S. dollar began weakening against other major currencies after dovish statements from the Fed. By the end of the Reporting Period, the market implied probability of a June 2016 interest rate hike was less than 20%, and most major currencies continued to appreciate against the U.S. dollar.

Political uncertainty in Brazil and a U.K. referendum vote also drove markets during the latter half of the Reporting Period. Brazilian assets rallied after the Brazilian congress voted to move forward with the impeachment process of President Dilma Rousseff, leading emerging market assets upward. In addition, the uncertainty around the U.K. referendum taking place in June 2016 led to significant price action, specifically in U.K. assets.

Amidst this backdrop, credit and non-core fixed income markets posted positive absolute returns during the Reporting Period. U.S. high yield outperformed leveraged loans as a result of being lower in the capital structure, and emerging market local debt outperformed U.S. dollar-denominated debt as the U.S dollar exhibited weakness.

The search for yield also benefited the global real estate and global infrastructure asset classes, with each generating positive absolute returns during the Reporting Period.

[1]	Global equities are measured by the MSCI ACWI IMI. US equities by the S&P 500 Index.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager

Global Equity Fund

Investment Objective

The Fund seeks to provide long-term capital growth.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Global Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -1.81%. This return compares to the -1.28% cumulative total return of the Fund’s benchmark, the MSCI All Country World Index Investable Market Index (“MSCI ACWI IMI”) (Net, USD, 50% Non-U.S. Developed Hedged to USD) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a global equity investment strategy. During the Reporting Period, the Fund allocated capital to ten Underlying Managers — Causeway Capital Management LLC (“Causeway”), Epoch Investment Partners, Inc. (“Epoch”), Fisher Asset Management, LLC (“Fisher”), GW&K Investment Management, LLC (“GW&K”), Parametric Portfolio Associates LLC (“Parametric”), Principal Global Investors, LLC (“Principal”), Robeco Investment Management, Inc. doing business as Boston Partners (“Boston Partners”), Scharf Investments, LLC (“Scharf”); Vulcan Value Partners, LLC (“Vulcan”) and WCM Investment Management (“WCM”). Parametric and Principal were each initially allocated assets during the Reporting Period, and each was added to replace positions held in passive exchange-traded funds (“ETFs”) that were redeemed earlier in the Reporting Period.

These ten Underlying Managers represented five asset classes across global equity as part of the Fund’s top-level strategy allocation — U.S. large cap (Scharf and Vulcan), Europe, Australasia and Far East (“EAFE”) large cap (Causeway and WCM), U.S. small cap (GW&K and Boston Partners), EAFE small cap (Epoch and Principal) and emerging markets (Fisher and Parametric). Of the ten Underlying Managers with allocated capital during the Reporting Period, six generated negative absolute returns and four generated positive absolute returns. On a relative basis, seven Underlying Managers underperformed their respective strategy benchmark, while three outperformed their respective strategy benchmark.

The Fund additionally uses Russell Implementation Services Inc. (“Russell”) for a currency overlay program given the hedged nature of the Fund’s benchmark.

Manager selection overall detracted from the Fund’s performance relative to the Index during the Reporting Period. The weakest relative performance came from EAFE small cap Underlying Managers Principal and Epoch, who underperformed the MSCI World ex USA Small Cap Index, the index to which we compare these Underlying Managers. On the positive side, the strongest relative performance came from emerging markets equity Underlying Manager Parametric, which significantly outperformed the MSCI Emerging Markets Index, the index to which we compare this Underlying Manager. International growth-oriented Underlying Manager WCM and U.S. small cap Underlying Manager GW&K also performed well, outperforming the MSCI ACWI ex USA Index and the Russell 2000 Index, respectively, the indices to which we compare these Underlying Managers.

The Fund’s performance relative to the Index was also driven, in part, by strategic asset allocation, which reflects a longer-term perspective to diversify and invest across global equity markets, and manager selection. Strategic asset allocation performance relative to the Index benefited the Fund during the Reporting Period due primarily to an

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PORTFOLIO RESULTS

overweighted allocation to EAFE small cap and an underweight to U.S. large cap. EAFE small cap equities outperformed U.S. large cap equities during the Reporting Period driven by strong fundamental support in Europe from easy, or accommodative, monetary policy and easing fiscal policy as well as by weak economic data in the U.S.

Q	Which global equity asset classes most significantly affected Fund performance?

A	In U.S. large cap, which we measure relative to the S&P 500 Index, both Underlying Managers produced negative absolute returns and underperformed the benchmark index. Vulcan was negatively impacted by stock selection in financials and consumer discretionary, which was partially offset by effective positioning in industrials and health care. Scharf underperformed the S&P 500 Index during the Reporting Period due to stock selection in health care (particularly pharmaceuticals) and its underweight to defensive sectors (telecommunication services, consumer staples, utilities). Stock selection in financials and information technology partially offset Scharf’s underperformance.

In U.S. small cap, performance was mixed, as one Underlying Manager outperformed and the other underperformed their respective benchmarks. GW&K significantly outperformed the Russell 2000 Index due to positive stock selection within health care and consumer discretionary. Stock selection within materials and an underweight to utilities slightly offset GW&K’s outperformance. Boston Partners, the value-oriented Underlying Manager, underperformed the Russell 2000 Value Index due to an overweight to and stock selection within consumer discretionary and an underweight to utilities. Positive stock selection within industrials and energy slightly offset Boston Partners’ underperformance.

Performance was also mixed in EAFE large cap, with one Underlying Manager outperforming and the other underperforming their respective benchmarks. WCM, who we compare to the MSCI ACWI ex USA Index, significantly outperformed due to a growth orientation and stock selection in health care. WCM’s outperformance was partially offset by select positioning in consumer discretionary. Causeway, who we compare to the MSCI EAFE Index, lagged during the Reporting Period due to a value orientation and poor stock selection in the financials and health care sectors. Strong stock selection in consumer discretionary partially mitigated Causeway’s underperformance.

In EAFE small cap, both Epoch and Principal underperformed the MSCI World ex USA Small Cap Index during the Reporting Period. Epoch’s underperformance can be attributed to stock selection within consumer discretionary and materials. An underweight to energy and stock selection within information technology and utilities slightly offset Epoch’s performance. Principal underperformed due to stock selection within information technology and financials, slightly offset by positive stock selection within industrials and consumer discretionary.

In emerging markets, Fisher underperformed the MSCI Emerging Markets Index. Fisher’s underperformance can be attributed to its overweight to and stock selection within health care as well as an underweight to materials, slightly offset by positive stock selection within financials and information technology. Parametric posted positive absolute returns and strongly outperformed the MSCI Emerging Markets Index during the Reporting Period. A significant underweight to China was the primary contributor to Parametric’s outperformance during the Reporting Period, while an overweight to Kuwait and weak sector allocation within Malaysia slightly offset Parametric’s outperformance.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	Russell manages a currency overlay allocation that seeks to minimize unintended currency exposures that either reduce performance or increase risk of the Fund’s portfolio. Russell uses currency forwards as part of this strategy which materially detracted from the Fund’s performance. Outside of Russell, the Fund did not use derivatives during the Reporting Period.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes made in the Fund’s allocations during the Reporting Period. Throughout the Reporting Period, the Fund’s assets were allocated 33% to U.S. large cap, 28% to EAFE large cap, 9% to U.S. small cap, 17% to EAFE small cap and 11% to emerging markets.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A

At the end of the Reporting Period, we remained more constructive on equities than on credit, more constructive on credit relative to interest rates and increasingly more constructive on emerging markets over developed markets. While the economy appeared to us to be in the late stages of

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PORTFOLIO RESULTS

recovery, we maintained our belief that absent external shocks, the economy still has room to grow. As such, we remained cautiously supportive of risk assets at the end of the Reporting Period. At the same time, we viewed the slowdown in economic growth in the beginning of 2016 as temporary and expect economic growth for the calendar year to be on par with 2015, buttressed by supportive monetary policy. However, we do recognize that tighter U.S. labor markets and continued very easy monetary policy could give rise to an inflation scare later in 2016, with a temporary sell-off in risky assets and a more sustained sell-off in government bonds due to market concerns about the Fed being behind the curve a possibility.

On balance, we believe equities performing better than bonds may well be driven more by higher bond yields, rather than strong equity performance. In turn, we expect a more range-bound environment in equities but maintain conviction in a European recovery, with performance driven by improving economic growth, fundamentals, accommodative monetary policy, tailwinds from a weaker euro and thawing credit markets. We maintain that the U.S. economy is likely to be resilient, although U.S. equity returns are likely to be muted. Across emerging markets equity, we were, at the end of the Reporting Period, marginally constructive, as better economic data, dovish global central banks and a stabilizing U.S. dollar helped reverse sentiment across the emerging market complex toward the end of the Reporting Period. We continue to focus on China, where we believe Chinese economic growth is likely to improve in the near term on the back of policy support, but we remain cautious over the longer term.

From a longer-term strategic asset allocation perspective, we intend to finalize shifts within the Fund in line with our GPS investment process. At the end of the Reporting Period, we anticipated moderate shifts between developed markets and emerging markets and a commensurate shift in our currency hedging program, taking into account Fund benchmark exposure.

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views within the equity complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to provide long-term capital growth.

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GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Index Definitions

The Fund’s benchmark index is the MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD). This custom index comprises the MSCI ACWI IMI (which covers approximately 14,000 securities and includes large, mid, small and micro cap size segments for all developed markets countries in the index together with large, mid and small cap size segments for the emerging markets countries) and a currency hedge on 50% of the non-U.S. developed markets exposures back to U.S. dollars.

The S&P 500® Index is an American stock market index based on the market capitalizations of 500 large companies listed on the NYSE or NASDAQ.

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The MSCI® EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets in Europe, Australasia and the Far East, excluding the U.S. and Canada.

The MSCI Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2016 the MSCI Emerging Markets Index (Net, USD, Unhedged) consisted of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest in an unmanaged index.

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FUND BASICS

Multi-Manager Global Equity Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015–April 30, 2016	Fund Total Return (based on NAV)[1]	MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD)[2]
Institutional	-1.81%	-1.28%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI ACWI IMI (Net, USD, 50% Non-U.S. Developed Hedged to USD) captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of April 30, 2016, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Institutional	-7.71%	6/24/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.88%	1.38%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

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FUND BASICS

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund

Investment Objective

The Fund seeks a total return consisting of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Non-Core Fixed Income Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of 3.35%. This return compares to the 4.09% cumulative total return of the Fund’s benchmark, the Multi-Manager Non-Core Fixed Income Composite Index (the “Index”), during the same time period.

The Index is composed 40% of the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged); 20% of the Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged); 20% of the JP Morgan Emerging Market Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged); and 20% of the JP Morgan Government Bond Index-Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged), which returned 2.38%, 1.36%, 5.35% and 8.93%, respectively, during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a non-core fixed income investment strategy. During the Reporting Period, the Fund allocated capital to four Underlying Managers — Ares Capital Management II LLC (“Ares”), BlueBay Asset Management LLP (“BlueBay”), Lazard Asset Management LLC (“Lazard”) and Symphony Asset Management LLC (“Symphony”). These four Underlying Managers represented four sectors across non-core fixed income as part of the Fund’s top-level strategy allocation — high yield (Ares), bank loans (Symphony), external emerging market debt (BlueBay and Lazard) and local emerging market debt (BlueBay and Lazard). Of the four Underlying Managers with allocated capital during the Reporting Period, all four generated positive absolute returns. On a relative basis, three Underlying Managers underperformed their respective strategy benchmark, while one outperformed its strategy benchmark.

Similarly, of the four sectors of the non-core fixed income market to which the Fund had exposure via Underlying Manager strategies during the Reporting Period, all four generated positive absolute returns.

From a manager selection perspective, underperformance relative to the Index primarily came from emerging market debt Underlying Managers BlueBay and Lazard, who each underperformed their custom benchmark (67% JP Morgan GBI-EMSM Global Diversified Index/33% JP Morgan EMBISM Global Diversified Index (the “EM Blended Index”)). This was partially offset by Symphony, the bank loans Underlying Manager, who marginally outperformed the Credit Suisse Leveraged Loan Index during the Reporting Period.

Performance relative to the Index was also driven, in part, by strategic asset allocation, which reflects a longer-term perspective to diversify and invest in non-core fixed income sectors, and manager selection. Strategic asset allocation performance relative to the Index was marginally helped by the overweight allocation to local emerging market debt and the underweight to hard currency emerging market debt relative to the Index, driven by the rebound in emerging market currencies at the beginning of 2016.

Q	Which non-core fixed income sectors most significantly affected Fund performance?

A

Ares, the high yield Underlying Manager, underperformed the Barclays U.S. High Yield -2% Issuer Capped Index during the Reporting Period due to its portfolio’s defensive positioning, specifically an out-of-benchmark allocation to loans, during a rallying market. Ares’ underperformance was

8

PORTFOLIO RESULTS

somewhat offset by strong credit selection in the telecommunications sector.

Symphony, the bank loans Underlying Manager, outperformed the Credit Suisse Leveraged Loan Index during the Reporting Period. Symphony’s relative outperformance was the result of underweight positioning in energy and overweight positioning in technology. Credit selection in telecommunications slightly weighed on relative performance.

BlueBay, one of the emerging market debt Underlying Managers, underperformed the EM Blended Index during the Reporting Period, as country selection, specifically an overweight allocation to South Africa and an underweight allocation to Malaysia, proved challenging. However, BlueBay’s portfolio slightly benefited from tactical positioning in Brazil.

Lazard, the other emerging market debt Underlying Manager, also underperformed the EM Blended Index during the Reporting Period. Its underperformance was driven by the portfolio’s bias toward hard currency debt, as local debt markets outperformed external debt markets during the Reporting Period. An overweight to Ukraine also detracted from Lazard’s performance during the Reporting Period. Partially offsetting the underperformance was the portfolio’s overweight to Argentina and opportunistic trading within Brazil, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Managers used currency forwards, bond futures, cross currency swaps, and credit default swaps and interest rate swaps during the Reporting Period to implement their strategies.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	There were no changes made in the Fund’s allocations during the Reporting Period. Throughout the Reporting Period, the Fund’s assets were allocated 27% to local emerging market debt, 13% to external emerging market debt, 20% to bank loans and 40% to high yield.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained more constructive on equities than on credit, more constructive on credit than on interest rates and increasingly more constructive on emerging markets over developed markets. While the economy appears to us to be in the late stages of recovery, we maintain our belief that absent external shocks, the economy still has room to grow. As such, we remained cautiously supportive of risk assets at the end of the Reporting Period. At the same time, we viewed the slowdown in economic growth in the beginning of 2016 as temporary and expect economic growth for the calendar year to be on par with 2015, buttressed by supportive monetary policy. However, we do recognize that tighter U.S. labor markets and continued very easy monetary policy could give rise to an inflation scare later in 2016, with a temporary sell-off in risky assets and a more sustained sell-off in government bonds due to market concerns about the Fed being behind the curve a possibility.

At the end of the Reporting Period, we remained neutral on non-investment grade credit, including emerging markets debt. During the past few years, emerging market currencies have been a main source of poor performance and have been challenging from a strategic asset allocation perspective. However, investor sentiment across the emerging market complex has improved, in our view, driven by better economic data, dovish global central banks, and a stabilizing U.S. dollar. At the end of the Reporting Period, we were marginally constructive on emerging market bonds relative to developed market bonds, as the headwinds from macro imbalances should be, we believe, smaller going forward, and we anticipate that economic growth may pick up in coming years.

Further, while credit fundamentals largely remain in line with an expansionary phase of the business cycle, we are cognizant that the credit cycle has been exhibiting a number of late-cycle behaviors. This suggests to us that the cycle is maturing and is around the point in the U.S. credit cycle where credit spreads, or yield differentials to government bonds, typically bottom out. We believe the balance between deteriorating credit fundamentals and continued macroeconomic expansion, combined with policy support, in particular European Central Bank asset purchases, may keep spreads range bound. At levels seen at the end of April 2016, spreads were in the tighter end of the range. Despite the rebound in high yield bonds seen toward the end of the Reporting Period, we believe the deteriorating fundamentals from a maturing U.S. credit cycle may lead to a less attractive risk/reward profile in the medium term.

From a longer-term strategic asset allocation perspective, we intend to finalize shifts within the Fund in line with our GPS investment process. At the end of the Reporting Period, we

9

PORTFOLIO RESULTS

anticipated moderate shifts from local emerging market debt into hard currency emerging market debt as well as shifts into high yield from bank loans.

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the non-core fixed income market as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate total return consisting of income and capital appreciation.

10

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Index Definitions

The Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged) is an issuer-constrained version of the U.S. Corporate High-Yield Index that measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. It is not possible to invest in an unmanaged index.

The Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged) is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market.

The J.P. Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

The J.P. Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged) is a comprehensive local emerging markets index, consisting of regularly traded, fixed-rate, local currency government bonds.

11

FUND BASICS

Non-Core Fixed Income Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015– April 30, 2016	Fund Total Return (based on NAV)[1]	Multi- Manager Non-Core Fixed Income Composite Index[2]	Barclays U.S. High-Yield 2% Issuer Capped Bond Index (Gross, USD, Unhedged)	Credit Suisse Leveraged Loan Index (Gross, USD, Unhedged)	JP Morgan EMBISM Global Diversified Index (Gross, USD, Unhedged)	JP Morgan GBI-EMSM Global Diversified Index (Gross, USD, Unhedged)
Institutional	3.35%	4.09%	2.38%	1.36%	5.35%	8.93%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Multi Manager Non-Core Fixed Income Composite Index is comprised of the Barclays U.S. High-Yield 2% Issuer Capped Bond (Gross, USD, Unhedged) Index (40%), the Credit Suisse Leveraged Loan (Gross, USD, Unhedged) Index (20%), the J.P. Morgan EMBISM Global Diversified (Gross, USD, Unhedged) Index (20%), and the J.P. Morgan GBI-EMSM Global Diversified (Gross, USD, Unhedged) Index (20%). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Institutional	-2.42%	3/31/2015

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.71%	1.20%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

12

FUND BASICS

FUND COMPOSITION (%)[5]

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

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PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Real Assets Strategy Fund

Investment Objective

The Fund seeks to provide long-term capital growth through investments related to real assets.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Portfolio Solutions (“GPS”) and Alternative Investments & Manager Selection (“AIMS”) Groups discuss the Goldman Sachs Multi-Manager Real Assets Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended April 30, 2016 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Institutional Shares generated a cumulative total return of -2.27%. This return compares to the -0.23% cumulative total return of the Fund’s benchmark, the Multi-Manager Real Assets Strategy Composite Index (the “Index”), during the same time period.

Effective December 31, 2015, commodities, as represented by the S&P GSCI® (Net, USD, Unhedged), were removed from the Index. As of December 31, 2015, the Index is composed 50% of the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) and 50% of the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged), which returned 3.71% and 0.92%, respectively, during the Reporting Period. The S&P GSCI® (Net, USD, Unhedged), which until December 31, 2015, comprised 20% of the Index (with each other index comprising 40% of the Index), returned -10.67% during the Reporting Period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ a real assets investment strategy. Real assets are defined broadly by the Fund and include any assets that have physical properties or inflation sensitive characteristics, such as energy, real estate, infrastructure, commodities and inflation linked or floating rate fixed income securities. Inflation is a sustained increase in prices that erodes the purchasing power of money. Assets with inflation sensitive characteristics are assets that benefit from rising real cash flows in times of rising inflation.

In November and December 2015, the Fund (or its subsidiary) allocated capital to three Underlying Managers — PGIM Real Estate, (formerly named Prudential Real Estate Investors), a business unit of PGIM, Inc., (“PRE”); RREEF America L.L.C. (“RREEF”) and Gresham Investment Management LLC (“Gresham”). These three Underlying Managers represented three asset classes across real assets as part of the Fund’s top-level strategy allocation — commodities (Gresham), global infrastructure (RREEF) and global real estate (PRE). We allocated away from Gresham, the commodities Underlying Manager, in January 2016, as commodities were removed from the Index on December 31, 2015. The decision to remove commodities from the Index was driven by the Fund’s long-term strategic asset allocation (“SAA”) investment process. While we have historically allocated strategically to commodities to serve as a hedge in our return-generating portfolios, high volatility and modest returns of the asset class, as well as the increased opportunity cost of holding commodities, diminished hedging properties and higher correlation to equities, drove the decision to remove the asset class. Thus, as of April 30, 2016, the Fund allocated capital to two Underlying Managers representing two asset classes — real estate and global infrastructure. We maintain that commodities may be utilized for cycle-aware views in the future.

Of the three Underlying Managers with allocated capital during the Reporting Period overall, two generated negative absolute returns and one posted positive absolute returns. On a relative basis, two of the Underlying Managers outperformed their respective benchmark index and one underperformed its benchmark index during the Reporting Period.

Performance relative to the Index was mainly driven by strategic asset allocation, which reflects a longer-term perspective to diversify and invest across real assets, and manager selection. Strategic asset allocation performance relative to the Index was most significantly impacted by an allocation to commodities, which detracted, partially offset by an underweight to real estate and an overweight to global infrastructure, which contributed positively, particularly

14

PORTFOLIO RESULTS

during the first quarter of 2016. Our less than constructive view on commodities as a strategic allocation in the Fund led us to remove commodities from the Fund’s allocation.

From a manager selection perspective, Fund underperformance relative to the Index was driven by PRE, the global real estate Underlying Manager, who underperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period. This was partially offset by RREEF, the global infrastructure Underlying Manager, who outperformed the Dow Jones Brookfield Global Infrastructure Index during the Reporting Period.

Q	Which real assets asset classes most significantly affected Fund performance?

A	Gresham, the commodities Underlying Manager, modestly outperformed the S&P GSCI® (Net, USD, Unhedged) from November 1, 2015 through the time of its removal from the Fund, due to a change in the Fund’s strategic asset allocation, on January 12, 2016. Gresham’s outperformance was driven by favorable curve positioning across a number of commodities, particularly West Texas Intermediate crude oil.

RREEF, the global infrastructure Underlying Manager, posted positive absolute returns and outperformed the Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) during the Reporting Period due to stock selection within the North American energy infrastructure and European utility sectors. Cash allocation and security selection within the U.S. utility sector detracted from RREEF’s overall performance.

PRE, the global real estate Underlying Manager, posted negative absolute returns and underperformed the FTSE EPRA/NAREIT Developed Index (Net, USD, Unhedged) during the Reporting Period due to an underweight to and stock selection within the U.S. and due to stock selection within Japan. Stock selection within the office and diversified REIT sectors also detracted. Somewhat offsetting PRE’s performance was positive stock selection among hotel and resort REITs and residential REITs, which contributed positively.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund’s Underlying Manager focused on commodities used commodity futures to implement its strategy in November and December 2015 which materially detracted from the Fund’s performance before being redeemed from the Fund in January 2016.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	As mentioned earlier, commodities were removed from the Index as of December 31, 2015 and Underlying Manager Gresham was no longer allocated assets as of January 12, 2016.

At the beginning of the Reporting Period, the Fund’s assets were allocated 23% to commodities, 30% to global real estate and 46% to global infrastructure. As of April 30, 2016, the Fund’s assets were allocated 0% to commodities, 44.5% to global real estate and 54% to global infrastructure with the remainder in cash and cash equivalents.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	At the end of the Reporting Period, we remained neutral on global infrastructure and global real estate but recognized the likelihood of near-term volatility, as sensitivity to energy prices and interest rates, respectively, may well continue to drive returns in the months ahead. With respect to global infrastructure, great spending on utilities within the U.S. and on transportation outside the U.S. should help balance, in our view, risks from volatile commodity prices and potentially rising U.S. interest rates. However, on global real estate, we expect the risk of rising interest rates in the U.S. to be counterbalanced by strong fundamentals and ongoing flows of investment into real estate. While we have removed commodities from the Fund during the Reporting Period, we would note that after a sentiment-fueled rally, we believe that near-term risks for oil prices are skewed to the downside. Volatility is likely to be elevated, we believe, so short-term spikes are possible, but rallies are likely to prove self-defeating. We see the potential for more sustainable rallies starting later in 2016, although the magnitude of those rallies may still be relatively small compared to historical recoveries.

From a longer-term strategic asset allocation perspective, we intend to finalize shifts within the Fund in line with our GPS investment process. At the end of the Reporting Period, we anticipated moderate shifts from global infrastructure to global real estate.

Overall, we intend to continue to position the Fund in alignment with our longer-term strategic views on the real assets complex as a complement to additional strategic market exposures. We further intend to continue to monitor allocations and Underlying Manager performance as we seek to generate long-term capital growth through investments related to real assets.

15

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Index Definitions

The S&P GSCI® is a broad-based, production weighted index of global commodity market beta. The index consists of 24 commodity futures on physical commodities across five sectors: energy, agriculture, livestock, industrial metals, and precious metals. Each commodity in the index is weighted by world production, which is calculated as the average quantity produced over the last five years of available data.

The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide. The index incorporates REITs and Real Estate Holding & Development companies.

The Dow Jones Brookfield Global Infrastructure Index intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. With 1,642 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

16

FUND BASICS

Multi-Manager Real Assets Strategy Fund

as of April 30, 2016

PERFORMANCE REVIEW
November 1, 2015– April 30, 2016	Fund Total Return (based on NAV)[1]	Multi-Manager Real Assets Strategy Composite Index[2]	FTSE EPRA/ NAREIT Developed Index	Dow Jones Brookfield Global Infrastructure Index	S&P GSCI®
Institutional	-2.27%	-0.23%	3.71%	0.92%	-10.67%

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Fund’s benchmark index is the Multi-Manager Real Assets Strategy Composite Index, which is composed of the FTSE EPRA/NAREIT Developed Index (50%) (Net, USD, Unhedged) and the Dow Jones Brookfield Global Infrastructure Index (50%) (Net, USD, Unhedged). Until December 31, 2015, the S&P GSCI® (Net, USD, Unhedged) comprised 20% of the Index (with each other index comprising 40% of the Index.). The index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 3/31/16	Since Inception	Inception Date
Institutional	-6.68%	6/30/2015

[3]	The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

17

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Institutional	0.90%	1.27%

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2017, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 4/30/16[5]
Holding	% of Net Assets	Line of Business
National Grid PLC	4.1%	Multi-Utilities
Crown Castle International Corp.	3.5	Real Estate Investment Trusts
Sempra Energy	3.3	Multi-Utilities
PG&E Corp.	2.6	Electric Utilities
American Tower Corp.	2.6	Real Estate Investment Trusts
Kinder Morgan, Inc.	2.6	Oil, Gas & Consumable Fuels
TransCanada Corp.	2.6	Oil, Gas & Consumable Fuels
Eversource Energy	2.5	Electric Utilities
Simon Property Group, Inc.	2.2	Real Estate Investment Trusts
Snam SpA	2.1	Gas Utilities

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

18

FUND BASICS

FUND COMPOSITION (%)[6]

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Short-term investments represent repurchase agreements. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

19

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 92.8%
Australia – 1.7%
44,300	Ainsworth Game Technology Ltd. (Hotels, Restaurants & Leisure)	$78,259
57,000	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	430,899
178,500	Asaleo Care Ltd. (Personal Products)	265,927
33,149	Bellamy’s Australia Ltd. (Food Products)	252,844
83,687	BlueScope Steel Ltd. (Metals & Mining)	408,589
18,654	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	457,828
79,351	Challenger Ltd. (Diversified Financial Services)	536,761
50,055	CSL Ltd. (Biotechnology)	3,988,796
92,628	Independence Group NL (Metals & Mining)	214,025
209,193	Nine Entertainment Co. Holdings Ltd. (Media)	178,824
101,699	Northern Star Resources Ltd. (Metals & Mining)	302,483
222,137	Orora Ltd. (Containers & Packaging)	442,779
53,400	Pact Group Holdings Ltd. (Containers & Packaging)	209,171
46,356	Sandfire Resources NL (Metals & Mining)	207,266
351,186	Seven West Media Ltd. (Media)	280,963
195,100	Spotless Group Holdings Ltd. (Commercial Services & Supplies)	191,216
136,118	St. Barbara Ltd.* (Metals & Mining)	242,214
147,263	The Star Entertainment Grp Ltd. (Hotels, Restaurants & Leisure)	628,809
56,698	Treasury Wine Estates Ltd. (Beverages)	399,225
155,643	Westfield Corp. (Real Estate Investment Trusts)	1,188,739

		10,905,617

Austria* – 0.1%
17,387	BUWOG AG (Real Estate Management & Development)	366,021
20,425	Conwert Immobilien Invest SE (Real Estate Management & Development)	323,226

		689,247

Belgium – 0.2%
16,675	KBC Groep NV (Commercial Banks)	938,169
6,500	Ontex Group NV (Personal Products)	199,383

		1,137,552

Brazil – 0.5%
102,022	Ambev SA ADR (Beverages)	570,303
7,590	Banco Bradesco SA ADR (Banks)	56,697
5,800	Banco do Brasil SA (Commercial Banks)	37,287
4,100	BM&FBovespa SA — Bolsa de Valores Mercadorias e Futuros (Diversified Financial Services)	20,481
3,400	BRF SA (Food Products)	48,348

Common Stocks – (continued)
Brazil – (continued)
12,000	CCR SA (Transportation Infrastructure)	$56,454
6,100	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Water Utilities)	46,604
5,900	Cia Hering (Specialty Retail)	24,120
78,960	Cielo SA (IT Services)	769,110
5,100	CPFL Energia SA* (Electric Utilities)	29,435
8,300	Cyrela Brazil Realty SA Empreendimentos e Participacoes (Household Durables)	24,785
3,700	EDP — Energias do Brasil SA (Electric Utilities)	13,771
12,012	Embraer SA ADR (Aerospace & Defense)	277,477
3,000	Equatorial Energia SA (Electric Utilities)	37,107
2,000	Fibria Celulose SA ADR (Paper & Forest Products)	17,720
3,100	Hypermarcas SA (Personal Products)	27,347
7,900	JBS SA (Food Products)	20,765
55,600	JSL SA (Road & Rail)	149,053
6,000	Klabin SA (Containers & Packaging)	30,408
12,100	Kroton Educacional SA (Diversified Consumer Services)	45,033
3,900	Localiza Rent a Car SA (Road & Rail)	37,421
8,100	Lojas Renner SA (Multiline Retail)	48,917
11,200	MRV Engenharia e Participacoes SA (Household Durables)	39,143
7,600	Odontoprev SA (Health Care Providers & Services)	23,114
19,789	Petroleo Brasileiro SA ADR* (Oil, Gas & Consumable Fuels)	152,573
8,800	Qualicorp SA (Health Care Providers & Services)	38,125
1,400	Raia Drogasil SA (Food & Staples Retailing)	22,405
12,000	Telefonica Brasil SA ADR (Diversified Telecommunication Services)	147,840
4,000	Tim Participacoes SA ADR (Wireless Telecommunication Services)	44,360
3,400	TOTVS SA (Software)	27,878
3,300	Tractebel Energia SA (Independent Power Producers & Energy Traders)	36,605
17,600	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	370,602
2,400	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA (Commercial Services & Supplies)	24,424
9,700	WEG SA (Machinery)	42,813

		3,358,525

British Virgin Islands* – 0.0%
4,600	Lenta Ltd. (Food & Staples Retailing)	29,729
300	Luxoft Holding, Inc. (IT Services)	17,343
2,550	Mail.Ru Group Ltd. GDR (Internet Software & Services)	51,637

		98,709

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Cambodia – 0.0%
330,000	NagaCorp Ltd. (Hotels, Restaurants & Leisure)	$235,532

Canada – 2.9%
9,009	Alaris Royalty Corp. (Capital Markets)	215,478
35,300	Algonquin Power & Utilities Corp. (Independent Power Producers & Energy Traders)	308,351
13,400	Allied Properties Real Estate Investment Trust (Real Estate Investment Trusts)	377,532
19,800	ATS Automation Tooling Systems, Inc.* (Machinery)	183,214
43,219	Canadian Pacific Railway Ltd. (Road & Rail)	6,234,341
39,113	Cardinal Energy Ltd. (Oil, Gas & Consumable Fuels)	293,340
1,575	CCL Industries, Inc. Class B (Containers & Packaging)	288,401
8,800	Cogeco Communications, Inc. (Media)	438,492
20,850	Cominar Real Estate Investment Trust (Real Estate Investment Trusts)	287,151
5,900	Constellation Software, Inc. (Software)	2,305,735
39,100	Corus Entertainment, Inc. Class B (Media)	389,847
20,000	Detour Gold Corp.* (Metals & Mining)	428,947
4,600	Dollarama, Inc. (Multiline Retail)	331,646
17,035	Element Financial Corp. (Diversified Financial Services)	191,163
16,100	Enbridge Income Fund Holdings, Inc. (Oil, Gas & Consumable Fuels)	371,992
19,900	Ensign Energy Services, Inc. (Energy Equipment & Services)	120,539
67,863	HudBay Minerals, Inc. (Metals & Mining)	338,585
7,500	Kinaxis, Inc.* (Software)	248,844
213,108	Lundin Mining Corp.* (Metals & Mining)	837,349
18,700	New Flyer Industries, Inc. (Machinery)	550,999
106,500	OceanaGold Corp. (Metals & Mining)	381,115
40,500	Parex Resources, Inc.* (Oil, Gas & Consumable Fuels)	405,742
49,400	Raging River Exploration, Inc.* (Oil, Gas & Consumable Fuels)	400,413
20,695	Ritchie Bros. Auctioneers, Inc. (Commercial Services & Supplies)	593,740
21,400	Smart Real Estate Investment Trust (Real Estate Investment Trusts)	574,442
158,800	Surge Energy, Inc. (Oil, Gas & Consumable Fuels)	311,348
93,800	TORC Oil & Gas Ltd. (Oil, Gas & Consumable Fuels)	632,460
141,000	Whitecap Resources, Inc. (Oil, Gas & Consumable Fuels)	1,057,472

		19,098,678

Common Stocks – (continued)
Chile – 0.2%
3,500	AntarChile SA (Industrial Conglomerates)	$36,441
412,500	Banco de Chile (Commercial Banks)	45,222
520	Banco de Credito e Inversiones (Commercial Banks)	22,360
650,000	Banco Santander Chile (Commercial Banks)	31,276
25,900	Banmedica SA (Health Care Providers & Services)	43,862
13,982	Cencosud SA (Food & Staples Retailing)	37,579
2,500	Cia Cervecerias Unidas SA (Beverages)	28,012
83,230	Colbun SA (Independent Power Producers & Energy Traders)	22,429
27,172	Empresa Nacional de Electricidad SA (Independent Power Producers & Energy Traders)	25,009
7,000	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services)	61,066
24,443	Empresas CMPC SA (Paper & Forest Products)	54,626
12,577	Empresas COPEC SA (Oil, Gas & Consumable Fuels)	125,632
27,172	Endesa Americas SA* (Independent Power Producers & Energy Traders)	12,736
3,200	Enersis Americas SA ADR (Electric Utilities)	27,392
3,200	Enersis Chile SA ADR (Electric Utilities)	20,384
2,470,000	Itau CorpBanca (Commercial Banks)	22,450
6,204	Latam Airlines Group SA* (Airlines)	44,338
12,000	Quinenco SA (Industrial Conglomerates)	23,612
17,220	SACI Falabella (Multiline Retail)	133,294
2,320	Sociedad Quimica y Minera de Chile SA ADR (Chemicals)	48,326
31,800	SONDA SA (IT Services)	63,501
13,500	Vina Concha y Toro SA (Beverages)	22,669

		952,216

China – 3.5%
19,000	3SBio, Inc.*(a) (Biotechnology)	22,936
6,122	Alibaba Group Holding Ltd. ADR* (Internet Software & Services)	471,027
92,000	Aluminum Corp. of China Ltd. Class H* (Metals & Mining)	30,760
11,000	Anhui Conch Cement Co. Ltd. Class H (Construction Materials)	28,986
15,300	Baidu, Inc. ADR* (Internet Software & Services)	2,972,790
71,000	Bank of China Ltd. Class H (Commercial Banks)	28,747
37,000	Bank of Communications Co. Ltd. Class H (Commercial Banks)	23,320

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
39,500	BBMG Corp. Class H (Construction Materials)	$28,868
360,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	355,084
5,000	Byd Co. Ltd. Class H* (Automobiles)	29,240
85,000	CGN Power Co. Ltd. Class H(a) (Independent Power Producers & Energy Traders)	27,123
26,000	China Communications Construction Co. Ltd. Class H (Construction & Engineering)	31,209
12,000	China Conch Venture Holdings Ltd. (Machinery)	24,280
495,000	China Construction Bank Corp. Class H (Commercial Banks)	314,388
49,000	China Hongqiao Group Ltd. (Metals & Mining)	35,864
67,000	China Huishan Dairy Holdings Co. Ltd. (Food Products)	25,012
8,000	China Life Insurance Co. Ltd. Class H (Insurance)	18,428
34,000	China Longyuan Power Group Corp. Ltd. Class H (Independent Power Producers & Energy Traders)	23,523
19,000	China Medical System Holdings Ltd. (Pharmaceuticals)	24,656
311,000	China Mobile Ltd. (Wireless Telecommunication Services)	3,570,518
54,000	China National Building Material Co. Ltd. Class H (Construction Materials)	27,841
8,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	25,394
111,800	China Pacific Insurance Group Co. Ltd. Class H (Insurance)	392,020
128,000	China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	90,200
34,000	China Railway Group Ltd. Class H (Construction & Engineering)	26,912
20,000	China Shenhua Energy Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	33,677
56,000	China Telecom Corp. Ltd. Class H (Diversified Telecommunication Services)	27,724
245,500	CITIC Securities Co. Ltd. Class H (Capital Markets)	539,555
1,811,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	2,237,165
23,000	CRRC Corp. Ltd. Class H (Machinery)	22,322
86,850	Ctrip.com International Ltd. ADR* (Internet & Catalog Retail)	3,787,528
18,000	Dongfeng Motor Group Co. Ltd. Class H (Automobiles)	19,670

Common Stocks – (continued)
China – (continued)
21,000	Great Wall Motor Co. Ltd. Class H (Automobiles)	$15,798
36,500	Hengan International Group Co. Ltd. (Personal Products)	327,033
34,000	Huaneng Power International Inc. Class H (Independent Power Producers & Energy Traders)	24,251
90,000	Huaneng Renewables Corp. Ltd. Class H (Independent Power Producers & Energy Traders)	26,558
8,737	JD.com, Inc. ADR* (Internet & Catalog Retail)	223,318
862,000	Jiangnan Group Ltd. (Electrical Equipment)	145,211
23,000	Jiangxi Copper Co. Ltd. Class H (Metals & Mining)	28,081
26,000	Luye Pharma Group Ltd.* (Pharmaceuticals)	18,042
155	NetEase, Inc. ADR (Internet Software & Services)	21,808
800	New Oriental Education & Technology Group, Inc. ADR (Diversified Consumer Services)	31,328
106,000	PetroChina Co. Ltd. Class H (Oil, Gas & Consumable Fuels)	77,553
148,000	Ping An Insurance Group Co. of China Ltd. Class H (Insurance)	694,576
129,600	Sands China Ltd. (Hotels, Restaurants & Leisure)	461,725
300,000	Shandong Weigao Group Medical Polymer Co. Ltd. Class H (Health Care Equipment & Supplies)	180,097
9,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals)	24,405
12,400	Shanghai Pharmaceuticals Holding Co. Ltd. Class H (Health Care Providers & Services)	26,283
5,000	Shenzhou International Group Holdings Ltd. (Textiles, Apparel & Luxury Goods)	25,848
72,000	Sinopec Shanghai Petrochemical Co. Ltd. Class H* (Chemicals)	35,318
11,200	Sinopharm Group Co. Ltd. Class H (Health Care Providers & Services)	47,871
235,700	Tencent Holdings Ltd. (Internet Software & Services)	4,796,097
6,000	Tsingtao Brewery Co. Ltd. Class H (Beverages)	22,645
1,500	Vipshop Holdings Ltd. ADR* (Internet & Catalog Retail)	20,460
52,000	Want Want China Holdings Ltd. (Food Products)	39,884
4,000	Zhuzhou CRRC Times Electric Co. Ltd. (Electrical Equipment)	22,759

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
China – (continued)
102,000	Zijin Mining Group Co. Ltd. Class H (Metals & Mining)	$34,029

		22,687,745

Colombia – 0.1%
6,452	Almacenes Exito SA (Food & Staples Retailing)	36,284
3,315	Bancolombia SA (Commercial Banks)	29,674
1,300	Bancolombia SA ADR (Commercial Banks)	50,297
3,184	Cementos Argos SA (Construction Materials)	12,943
8,800	Ecopetrol SA ADR (Oil, Gas & Consumable Fuels)	87,472
48,898	Empresa de Energia de Bogota SA ESP (Gas Utilities)	31,755
71,482	Empresa de Telecomunicaciones de Bogota (Diversified Telecommunication Services)	15,307
5,718	Grupo Argos SA (Construction Materials)	37,736
2,765	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	37,369
4,049	Grupo Nutresa SA (Food Products)	36,955
11,857	Interconexion Electrica SA ESP (Electric Utilities)	36,212
25,547	Isagen SA ESP (Electric Utilities)	36,814

		448,818

Czech Republic – 0.0%
5,267	CEZ AS (Electric Utilities)	102,858
461	Komercni banka AS (Commercial Banks)	94,814

		197,672

Denmark – 2.1%
2,800	ALK-Abello A/S (Pharmaceuticals)	455,462
39,963	Chr Hansen Holding A/S (Chemicals)	2,488,538
39,980	Coloplast A/S Class B (Health Care Equipment & Supplies)	2,995,121
2,573	Genmab A/S* (Biotechnology)	381,758
71,900	Novo Nordisk A/S ADR (Pharmaceuticals)	4,011,301
61,905	Novozymes A/S (Chemicals)	2,969,099
10,249	Royal Unibrew A/S (Beverages)	463,061

		13,764,340

Finland – 0.1%
20,200	Cramo OYJ (Trading Companies & Distributors)	404,781
44,605	Sponda OYJ (Real Estate Management & Development)	194,242
11,790	Tieto OYJ (IT Services)	309,820

		908,843

Common Stocks – (continued)
France – 3.9%
5,500	Alten SA (IT Services)	$339,594
60,100	Altran Technologies SA (IT Services)	891,997
36,231	BNP Paribas SA (Commercial Banks)	1,918,755
5,547	Eiffage SA (Construction & Engineering)	441,277
26,700	Elior Group(a) (Commercial Services & Supplies)	573,944
152,990	Engie SA (Multi-Utilities)	2,523,332
5,182	Essilor International SA (Health Care Equipment & Supplies)	670,841
2,040	Eurofins Scientific SE (Life Sciences Tools & Services)	756,892
1,428	Hermes International (Textiles, Apparel & Luxury Goods)	508,592
5,300	IPSOS (Media)	158,039
29,555	Legrand SA (Electrical Equipment)	1,684,567
21,412	LVMH Moet Hennessy Louis Vuitton SE	3,567,476
12,800	Nexity SA (Real Estate Management & Development)	686,093
5,960	Orpea (Health Care Providers & Services)	491,695
10,268	Plastic Omnium SA (Auto Components)	340,249
8,403	Rubis SCA (Gas Utilities)	656,435
3,300	Saft Groupe SA (Electrical Equipment)	102,521
23,533	Sanofi (Pharmaceuticals)	1,939,745
37,939	Schneider Electric SE (Electrical Equipment)	2,480,739
5,100	Sopra Steria Group (IT Services)	593,234
5,987	Technip SA (Energy Equipment & Services)	350,899
7,239	Teleperformance (Professional Services)	650,222
68,840	TOTAL SA (Oil, Gas & Consumable Fuels)	3,479,228

		25,806,366

Germany – 2.2%
15,576	Aareal Bank AG (Thrifts & Mortgage Finance)	554,508
27,046	ADVA Optical Networking SE* (Communications Equipment)	288,613
5,604	AURELIUS SE & Co. KGaA (Capital Markets)	335,427
11,727	Bayer AG (Pharmaceuticals)	1,355,253
1,520	Bertrandt AG (Professional Services)	175,931
17,159	Freenet AG (Wireless Telecommunication Services)	525,260
7,000	Gerresheimer AG (Life Sciences Tools & Services)	522,071
15,503	KION Group AG (Machinery)	846,580
13,901	Linde AG (Chemicals)	2,126,880
3,700	MorphoSys AG* (Life Sciences Tools & Services)	185,661
4,900	ProSiebenSat.1 Media SE (Media)	250,316
7,411	Rheinmetall AG (Industrial Conglomerates)	580,631

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Germany – (continued)
23,474	SAP SE (Software)	$1,841,794
51,242	SAP SE ADR (Software)	4,028,646
8,173	Stroeer SE & Co. KGaA (Media)	403,183
12,001	TLG Immobilien AG (Real Estate Management & Development)	254,208

		14,274,962

Greece – 0.1%
2,925	Aegean Airlines SA (Airlines)	26,836
2,500	Aegean Marine Petroleum Network, Inc. (Oil, Gas & Consumable Fuels)	20,100
8,434	Alpha Bank AE* (Commercial Banks)	18,326
2,300	Costamare, Inc. (Marine)	22,310
6,000	Diana Shipping, Inc.* (Marine)	20,760
2,588	Grivalia Properties REIC AE (Real Estate Investment Trusts)	22,225
4,471	Hellenic Exchanges – Athens Stock Exchange SA (Diversified Financial Services)	25,460
7,163	Hellenic Telecommunications Organization SA (Diversified Telecommunication Services)	69,734
2,923	JUMBO SA* (Specialty Retail)	38,286
2,047	Motor Oil Hellas Corinth Refineries SA (Oil, Gas & Consumable Fuels)	23,346
5,313	Mytilineos Holdings SA* (Metals & Mining)	21,334
6,090	OPAP SA (Hotels, Restaurants & Leisure)	46,037
16,027	Public Power Corp. SA (Electric Utilities)	53,227
2,744	Titan Cement Co. SA (Construction Materials)	62,595
3,100	Tsakos Energy Navigation Ltd. (Oil, Gas & Consumable Fuels)	19,716

		490,292

Hong Kong – 0.8%
4,500	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	23,469
40,000	Beijing Enterprises Water Group Ltd. (Water Utilities)	23,857
37,000	Belle International Holdings Ltd. (Textiles, Apparel & Luxury Goods)	22,565
18,000	China Everbright International Ltd. (Commercial Services & Supplies)	20,152
18,000	China Gas Holdings Ltd. (Gas Utilities)	25,987
20,000	China Mengniu Dairy Co. Ltd. (Food Products)	33,822
11,000	China Merchants Bank Co. Ltd. Class H (Commercial Banks)	24,097
315,264	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	935,138
39,959	China Mobile Ltd. ADR (Wireless Telecommunication Services)	2,298,442

Common Stocks – (continued)
Hong Kong – (continued)
48,000	China Power International Development Ltd. (Independent Power Producers & Energy Traders)	$20,487
14,000	China Resources Beer Holdings Company Ltd. (Beverages)	30,764
10,000	China Resources Gas Group Ltd. (Gas Utilities)	28,298
16,000	China Resources Power Holdings Co. Ltd. (Independent Power Producers & Energy Traders)	26,948
14,000	China State Construction International Holdings Ltd. (Construction & Engineering)	21,808
22,000	China Unicom Hong Kong Ltd. (Diversified Telecommunication Services)	25,746
25,000	CITIC Ltd. (Industrial Conglomerates)	36,457
24,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals)	21,331
344,000	Dawnrays Pharmaceutical Holdings Ltd. (Pharmaceuticals)	282,445
24,000	Guangdong Investment Ltd. (Water Utilities)	33,890
549,000	Industrial and Commercial Bank of China Ltd. Class H (Commercial Banks)	293,935
30,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	26,043
45,000	Lee & Man Paper Manufacturing Ltd. (Paper & Forest Products)	29,494
640,000	Lenovo Group Ltd. (Computers & Peripherals)	506,298
166,400	Man Wah Holdings Ltd. (Household Durables)	194,054
43,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	30,811
40,000	Sino Biopharmaceutical Ltd (Pharmaceuticals)	28,344
34,500	Sun Art Retail Group Ltd. (Food & Staples Retailing)	25,852
18,000	Tingyi Cayman Islands Holding Corp. (Food Products)	20,969
55,000	WH Group Ltd.*(a) (Food Products)	44,425
85,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	393,516

		5,529,444

Hungary – 0.0%
19,135	Magyar Telekom Telecommunications PLC* (Diversified Telecommunication Services)	33,237
1,211	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	73,993
2,876	OTP Bank PLC (Commercial Banks)	76,205
3,745	Richter Gedeon Nyrt (Pharmaceuticals)	74,397

		257,832

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
India – 1.4%
7,018	Adani Ports & Special Economic Zone Ltd. (Transportation Infrastructure)	$25,134
8,672	Ambuja Cements Ltd. (Construction Materials)	28,835
19,130	Ashok Leyland Ltd. (Machinery)	30,722
2,469	Asian Paints Ltd. (Chemicals)	32,206
2,041	Aurobindo Pharma Ltd. (Pharmaceuticals)	23,342
4,143	Axis Bank Ltd. (Commercial Banks)	29,442
688	Bajaj Auto Ltd. (Automobiles)	25,800
10,089	Bharat Heavy Electricals Ltd. (Electrical Equipment)	19,020
20,816	Bharti Airtel Ltd (Wireless Telecommunication Services)	113,872
8,610	Bharti Infratel Ltd. (Diversified Telecommunication Services)	48,517
89	Bosch Ltd. (Auto Components)	26,343
2,623	Cipla Ltd. (Pharmaceuticals)	21,196
51,690	Cipla Ltd. GDR (Pharmaceuticals)	417,700
6,313	Coal India Ltd. (Oil, Gas & Consumable Fuels)	27,389
1,279	Container Corp. of India Ltd. (Road & Rail)	26,042
6,148	Dabur India Ltd. (Personal Products)	25,549
15,328	Dr. Reddy’s Laboratories Ltd. ADR (Pharmaceuticals)	698,957
107	Eicher Motors Ltd. (Machinery)	32,251
5,337	GAIL India Ltd. (Gas Utilities)	28,943
1,947	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals)	24,263
1,279	Godrej Consumer Products Ltd. (Personal Products)	25,441
1,974	HCL Technologies Ltd. (IT Services)	22,285
62,313	HDFC Bank Ltd. ADR (Commercial Banks)	3,917,618
653	Hero MotoCorp Ltd. (Automobiles)	28,481
4,223	Hindustan Unilever Ltd. (Household Products)	55,225
3,977	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	65,172
20,439	ICICI Bank Ltd. ADR (Commercial Banks)	144,095
19,272	Idea Cellular Ltd. (Wireless Telecommunication Services)	34,365
4,010	Indian Oil Corp. Ltd. (Oil, Gas & Consumable Fuels)	26,149
64,361	Infosys Ltd. ADR (IT Services)	1,209,987
11,356	ITC Ltd. (Tobacco)	55,595
1,652	JSW Steel Ltd. (Metals & Mining)	34,153
2,616	Kotak Mahindra Bank Ltd. (Commercial Banks)	28,250
1,691	Larsen & Toubro Ltd. (Construction & Engineering)	31,914
1,064	Lupin Ltd. (Pharmaceuticals)	25,722
1,313	Mahindra & Mahindra Ltd. (Automobiles)	26,313

Common Stocks – (continued)
India – (continued)
491	Maruti Suzuki India Ltd. (Automobiles)	$28,026
29,291	NTPC Ltd. (Independent Power Producers & Energy Traders)	61,378
8,997	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	29,434
25,365	Power Grid Corp. of India Ltd. (Electric Utilities)	54,709
6,875	Reliance Industries Ltd. (Oil, Gas & Consumable Fuels)	101,636
3,486	Reliance Infrastructure Ltd. (Electric Utilities)	28,199
156	Shree Cement Ltd. (Construction Materials)	29,822
1,445	Siemens Ltd. (Industrial Conglomerates)	24,737
7,679	State Bank of India (Commercial Banks)	21,816
4,829	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals)	58,972
1,352	Tata Consultancy Services Ltd. (IT Services)	51,624
95,091	Tata Global Beverages Ltd. GDR (Food Products)	171,745
18,089	Tata Motors Ltd. ADR* (Automobiles)	549,544
27,338	Tata Power Co. Ltd. (Electric Utilities)	28,946
625	UltraTech Cement Ltd. (Construction Materials)	29,755
555	United Spirits Ltd.* (Beverages)	19,859
3,995	UPL Ltd. (Chemicals)	32,318
19,998	Vedanta Ltd. (Metals & Mining)	31,235
3,001	Wipro Ltd. (IT Services)	25,045
4,118	Zee Entertainment Enterprises Ltd. (Media)	25,724

		8,840,812

Indonesia – 0.4%
766,800	Adaro Energy Tbk PT (Oil, Gas & Consumable Fuels)	42,266
52,200	AKR Corporindo Tbk PT (Trading Companies & Distributors)	25,642
135,600	Astra International Tbk PT (Automobiles)	68,811
41,000	Bank Central Asia Tbk PT (Commercial Banks)	40,463
621,400	Bank Mandiri Persero Tbk PT (Commercial Banks)	451,711
209,200	Bank Negara Indonesia Persero Tbk PT (Commercial Banks)	72,432
661,600	Bank Rakyat Indonesia Persero Tbk PT (Commercial Banks)	517,031
54,000	Charoen Pokphand Indonesia Tbk PT (Food Products)	15,150
7,100	Gudang Garam Tbk PT (Tobacco)	37,207
571,000	Hanson International Tbk PT* (Real Estate Management & Development)	35,018
28,600	Indocement Tunggal Prakarsa Tbk PT (Construction Materials)	42,604

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Indonesia – (continued)
72,000	Indofood Sukses Makmur Tbk PT (Food Products)	$38,700
36,900	Jasa Marga Persero Tbk PT (Transportation Infrastructure)	15,205
618,200	Kalbe Farma Tbk PT (Pharmaceuticals)	64,279
28,700	Matahari Department Store Tbk PT (Multiline Retail)	41,152
157,500	Mitra Keluarga Karyasehat Tbk PT (Health Care Providers & Services)	31,645
94,500	Pembangunan Perumahan Persero Tbk PT (Construction & Engineering)	26,192
402,500	Perusahaan Gas Negara Persero Tbk (Gas Utilities)	79,537
161,200	Semen Indonesia Persero Tbk PT (Construction Materials)	120,494
940,300	Sugih Energy Tbk PT* (Oil, Gas & Consumable Fuels)	24,586
28,500	Tambang Batubara Bukit Asam Persero Tbk PT (Oil, Gas & Consumable Fuels)	15,160
1,853,800	Telekomunikasi Indonesia Persero Tbk PT (Diversified Telecommunication Services)	497,361
46,100	Tower Bersama Infrastructure Tbk PT* (Wireless Telecommunication Services)	20,655
7,600	Unilever Indonesia Tbk PT (Household Products)	24,478
34,400	United Tractors Tbk PT (Machinery)	38,942

		2,386,721

Ireland – 1.8%
15,780	Accenture PLC Class A (IT Services)	1,781,877
17,585	Allergan PLC* (Pharmaceuticals)	3,808,207
8,644	DCC PLC (Industrial Conglomerates)	766,681
3,728	Global Indemnity PLC* (Insurance)	117,246
196,398	Hibernia REIT PLC (Real Estate Investment Trusts)	289,877
42,979	ICON PLC* (Life Sciences Tools & Services)	2,904,521
22,411	Kingspan Group PLC (Building Products)	590,220
6,287	Ryanair Holdings PLC ADR (Airlines)	508,933
19,252	Smurfit Kappa Group PLC (Containers & Packaging)	511,015
44,624	UDG Healthcare PLC (Health Care Providers & Services)	399,645

		11,678,222

Israel* – 0.4%
25,944	Check Point Software Technologies Ltd. (Software)	2,149,979
231,671	Israel Discount Bank Class A (Commercial Banks)	386,646

Common Stocks – (continued)
Israel* – (continued)
14,920	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)	$174,415

		2,711,040

Italy – 1.3%
58,424	Amplifon SpA (Health Care Providers & Services)	538,010
32,400	Azimut Holding SpA (Capital Markets)	817,820
10,700	Banca Generali SpA (Capital Markets)	318,401
6,641	Banca IFIS SpA (Diversified Financial Services)	190,366
66,302	Banca Mediolanum SpA (Diversified Financial Services)	546,702
24,167	Banca Popolare dell’Emilia Romagna SC (Commercial Banks)	141,705
39,700	Banco Popolare SC (Commercial Banks)	281,108
8,311	Brembo SpA (Auto Components)	447,147
42,113	Buzzi Unicem SpA (Construction Materials)	799,917
332,500	Credito Valtellinese SC* (Commercial Banks)	260,353
4,753	DiaSorin SpA (Health Care Equipment & Supplies)	277,843
26,993	ERG SpA (Independent Power Producers & Energy Traders)	351,910
316,239	Hera SpA (Multi-Utilities)	952,520
4,600	Industria Macchine Automatiche SpA (Machinery)	268,507
96,900	Infrastrutture Wireless Italiane SpA*(a) (Diversified Telecommunication Services)	497,549
199,082	Iren SpA (Multi-Utilities)	368,643
22,749	Moncler SpA (Textiles, Apparel & Luxury Goods)	369,757
28,400	RAI Way SpA(a) (Media)	143,085
19,267	Recordati SpA (Pharmaceuticals)	490,267
29,020	Societa Iniziative Autostradali e Servizi SpA (Transportation Infrastructure)	303,527

		8,365,137

Japan – 7.5%
14,000	Air Water, Inc. (Chemicals)	210,320
11,900	Alps Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	205,676
5,900	Amano Corp. (Electronic Equipment, Instruments & Components)	96,520
5,600	Asahi Holdings, Inc. (Metals & Mining)	75,262
21,900	Century Tokyo Leasing Corp. (Diversified Financial Services)	744,666
27,100	Daifuku Co. Ltd. (Machinery)	484,679
39,000	Daihen Corp. (Electrical Equipment)	194,286
8,100	Daiichikosho Co. Ltd. (Media)	339,566
131,000	Denka Co. Ltd (Chemicals)	551,452
203,000	DIC Corp. (Chemicals)	466,962

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
12,900	Doutor Nichires Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	$226,476
19,100	DTS Corp. (IT Services)	378,024
36,000	East Japan Railway Co. (Road & Rail)	3,167,138
86,000	Ebara Corp. (Machinery)	391,567
6,700	Ezaki Glico Co. Ltd. (Food Products)	342,257
18,700	Foster Electric Co. Ltd. (Household Durables)	389,103
74,000	Fujikura Ltd. (Electrical Equipment)	358,697
17,600	GMO internet, Inc. (Internet Software & Services)	206,651
60,000	Gunze Ltd. (Textiles, Apparel & Luxury Goods)	167,666
45,800	Haseko Corp. (Household Durables)	414,150
12,000	HIS Co. Ltd. (Hotels, Restaurants & Leisure)	296,382
18,900	Hitachi Kokusai Electric, Inc. (Communications Equipment)	198,111
609,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	2,790,575
190	Hulic Reit, Inc. (Real Estate Investment Trusts)	326,615
93,600	Ichigo, Inc. (Capital Markets)	405,821
12,400	IT Holdings Corp. (IT Services)	293,033
5,500	Izumi Co. Ltd. (Multiline Retail)	212,494
53,500	Japan Airlines Co. Ltd. (Airlines)	1,925,695
501	Japan Hotel REIT Investment Corp. (Real Estate Investment Trusts)	451,934
12,400	K’s Holdings Corp. (Specialty Retail)	416,748
7,700	Kaken Pharmaceutical Co. Ltd. (Pharmaceuticals)	420,675
13,500	Kanamoto Co. Ltd. (Trading Companies & Distributors)	347,024
14,900	Kansai Paint Co. Ltd. (Chemicals)	260,596
134,500	KDDI Corp. (Wireless Telecommunication Services)	3,874,371
4,700	Keyence Corp. (Electronic Equipment, Instruments & Components)	2,817,147
30,800	Kinden Corp. (Construction & Engineering)	361,752
15,000	Kyudenko Corp. (Construction & Engineering)	380,911
57,200	Leopalace21 Corp. (Real Estate Management & Development)	343,230
43,000	Lion Corp. (Household Products)	529,081
5,500	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	269,208
89	MCUBS MidCity Investment Corp. (Real Estate Investment Trusts)	302,017
23,700	MISUMI Group, Inc. (Trading Companies & Distributors)	327,292
52,000	Nachi-Fujikoshi Corp. (Machinery)	167,532
18,100	Nexon Co. Ltd. (Software)	271,778
29,000	Nichias Corp. (Building Products)	187,848
16,400	Nichiha Corp. (Building Products)	249,989
8,100	Nifco, Inc. (Auto Components)	386,642

Common Stocks – (continued)
Japan – (continued)
69,700	Nikon Corp. (Household Durables)	$1,016,045
7,000	Nippon Shinyaku Co. Ltd. (Pharmaceuticals)	316,176
9,300	Nishio Rent All Co. Ltd. (Trading Companies & Distributors)	244,563
20,600	Nissin Electric Co. Ltd. (Electrical Equipment)	236,892
17,000	NS Solutions Corp. (IT Services)	295,541
9,500	Obic Co. Ltd. (IT Services)	499,328
322	Orix JREIT, Inc. (Real Estate Investment Trusts)	536,323
41,000	Osaki Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	293,047
9,000	Paltac Corp. (Distributors)	159,739
5,800	Pola Orbis Holdings, Inc. (Personal Products)	461,263
94,000	Sankyu, Inc. (Road & Rail)	436,879
19,000	Sanyo Chemical Industries Ltd. (Chemicals)	146,729
8,400	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals)	541,127
9,600	SCSK Corp. (IT Services)	348,200
35,100	Seino Holdings Co. Ltd. (Road & Rail)	356,736
2,400	Shimamura Co. Ltd. (Specialty Retail)	323,984
52,400	SKY Perfect JSAT Holdings, Inc. (Media)	278,942
35,100	Skylark Co. Ltd. (Hotels, Restaurants & Leisure)	446,196
7,400	St Marc Holdings Co. Ltd. (Hotels, Restaurants & Leisure)	200,182
64,800	Sumitomo Mitsui Financial Group, Inc. (Commercial Banks)	1,949,941
9,700	Sundrug Co. Ltd. (Food & Staples Retailing)	689,241
22,100	Suruga Bank Ltd. (Commercial Banks)	429,711
34,300	Sysmex Corp. (Health Care Equipment & Supplies)	2,145,097
3,300	TechnoPro Holdings, Inc. (Professional Services)	91,676
31,000	Temp Holdings Co. Ltd. (Professional Services)	465,360
77,000	The 77 Bank Ltd. (Commercial Banks)	270,144
72,000	The Gunma Bank Ltd. (Commercial Banks)	285,071
91,000	The Joyo Bank Ltd. (Commercial Banks)	317,145
71,000	Toda Corp. (Construction & Engineering)	330,960
14,000	Tokai Rika Co. Ltd. (Auto Components)	259,219
10,000	Tokyo Ohka Kogyo Co. Ltd. (Chemicals)	279,596
8,400	Toridoll.corp (Hotels, Restaurants & Leisure)	145,971
3,300	Tosho Co. Ltd. (Hotels, Restaurants & Leisure)	121,131
7,800	Toyota Motor Corp. (Automobiles)	395,380
4,700	Trusco Nakayama Corp. (Trading Companies & Distributors)	186,755
17,800	TS Tech Co. Ltd. (Auto Components)	406,536

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
53,000	Tsubakimoto Chain Co. (Machinery)	$345,646
4,300	Tsuruha Holdings, Inc. (Food & Staples Retailing)	412,437
10,100	Ulvac, Inc. (Semiconductors & Semiconductor Equipment)	309,683
76,670	Unicharm Corp. (Household Products)	1,584,851
21,700	Unipres Corp. (Auto Components)	381,859
19,000	Valor Holdings Co. Ltd. (Food & Staples Retailing)	457,818
74,300	Yamada Denki Co. Ltd. (Specialty Retail)	374,046
26,000	Yokogawa Bridge Holdings Corp. (Construction & Engineering)	234,477
19,200	Zenkoku Hosho Co. Ltd. (Diversified Financial Services)	675,244
22,500	Zojirushi Corp. (Household Durables)	335,615

		49,244,121

Luxembourg – 0.1%
22,303	Grand City Properties SA (Real Estate Management & Development)	493,443
1,209	Pegas Nonwovens SA (Textiles, Apparel & Luxury Goods)	42,500

		535,943

Malaysia – 0.3%
303,200	Astro Malaysia Holdings Bhd (Media)	214,453
26,100	Axiata Group Bhd (Wireless Telecommunication Services)	37,699
105,400	Bumi Armada Bhd* (Energy Equipment & Services)	21,281
198,000	CIMB Group Holdings Bhd (Commercial Banks)	236,266
26,200	DiGi.Com Bhd (Wireless Telecommunication Services)	29,483
96,800	Genting Bhd (Hotels, Restaurants & Leisure)	218,830
33,100	Genting Malaysia Bhd (Hotels, Restaurants & Leisure)	37,819
17,900	Globetronics Technology Bhd (Semiconductors & Semiconductor Equipment)	15,658
16,600	Hartalega Holdings Bhd (Health Care Equipment & Supplies)	18,230
33,300	IHH Healthcare Bhd (Health Care Providers & Services)	55,834
33,300	IJM Corp. Bhd (Construction & Engineering)	29,409
32,600	IOI Corp. Bhd (Food Products)	36,806
2,100	Kuala Lumpur Kepong Bhd (Food Products)	12,859
12,200	Lafarge Malaysia Bhd (Construction Materials)	27,357
81,800	Malayan Banking Bhd (Commercial Banks)	186,750
13,800	MISC Bhd (Marine)	29,850

Common Stocks – (continued)
Malaysia – (continued)
39,200	My EG Services Bhd (IT Services)	$20,146
42,800	Petronas Chemicals Group Bhd (Chemicals)	73,515
7,000	Petronas Dagangan Bhd (Oil, Gas & Consumable Fuels)	42,719
4,100	Petronas Gas Bhd (Gas Utilities)	23,052
8,100	PPB Group Bhd (Food Products)	33,491
7,800	Public Bank Bhd (Commercial Banks)	37,311
65,500	SapuraKencana Petroleum Bhd (Energy Equipment & Services)	27,567
22,000	Sime Darby Bhd (Industrial Conglomerates)	43,300
17,100	Telekom Malaysia Bhd (Diversified Telecommunication Services)	29,101
17,300	Tenaga Nasional Berhad (Electric Utilities)	63,551
15,800	Top Glove, Corp. Bhd (Health Care Equipment & Supplies)	20,047

		1,622,384

Mexico – 0.9%
53,200	Alfa SAB de CV Class A (Industrial Conglomerates)	100,001
7,900	Alsea SAB de CV (Hotels, Restaurants & Leisure)	30,255
37,483	America Movil SAB de CV ADR Class L (Wireless Telecommunication Services)	530,759
14,976	Cemex SA de CV ADR* (Construction Materials)	111,571
617,032	Cemex SAB de CV* (Construction Materials)	457,987
400	Coca-Cola Femsa SAB de CV ADR (Beverages)	34,916
11,900	Concentradora Fibra Danhos SA de CV Class S (Real Estate Investment Trusts)	26,671
2,700	El Puerto de Liverpool SAB de CV Series C1 (Multiline Retail)	30,692
21,000	Fibra Uno Administracion SA de CV (Real Estate Investment Trusts)	49,996
1,200	Fomento Economico Mexicano SA de CV ADR (Beverages)	111,852
27,000	Fomento Economico Mexicano SAB de CV (Beverages)	251,220
37,600	Genomma Lab Internacional SAB de CV Class B* (Pharmaceuticals)	41,305
13,200	Gentera SAB de CV (Consumer Finance)	26,255
1,800	Gruma SAB de CV Class B (Food Products)	26,295
6,000	Grupo Aeroportuario del Pacifico SAB de CV Class B (Transportation Infrastructure)	56,531
3,645	Grupo Aeroportuario del Sureste SAB de CV Class B (Transportation Infrastructure)	55,976

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Mexico – (continued)
100,200	Grupo Bimbo SAB de CV Series A (Food Products)	$305,469
7,900	Grupo Carso SAB de CV Series A1 (Industrial Conglomerates)	37,777
21,100	Grupo Financiero Banorte SA de CV Class O (Commercial Banks)	119,784
19,600	Grupo Financiero Inbursa SAB de CV Class O (Commercial Banks)	38,483
157,900	Grupo Financiero Santander Mexico SAB de CV Class B (Commercial Banks)	289,374
46,500	Grupo Mexico SAB de CV Series B (Metals & Mining)	118,273
23,648	Grupo Televisa SAB ADR (Media)	691,231
2,330	Industrias Penoles SAB de CV (Metals & Mining)	36,424
8,500	Infraestructura Energetica Nova SAB de CV (Gas Utilities)	33,215
10,600	Kimberly-Clark de Mexico SAB de CV Class A (Household Products)	25,088
17,700	Mexichem SAB de CV (Chemicals)	44,680
33,600	Nemak SAB de CV(a) (Auto Components)	48,199
4,000	Promotora y Operadora de Infraestructura SAB de CV (Transportation Infrastructure)	50,728
901,342	Wal-Mart de Mexico SAB de CV (Food & Staples Retailing)	2,229,171

		6,010,178

Netherlands – 2.6%
26,404	Aalberts Industries NV (Machinery)	906,147
54,023	Akzo Nobel NV (Chemicals)	3,838,151
15,267	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	459,894
27,080	Core Laboratories NV (Energy Equipment & Services)	3,619,513
9,231	Euronext NV(a) (Diversified Financial Services)	390,212
70,076	ING Groep NV (Commercial Banks)	858,670
178,302	PostNL NV* (Air Freight & Logistics)	780,482
196,597	RELX NV (Media)	3,301,568
7,892	Steinhoff International Holdings NV (Household Durables)	49,368
21,247	Wright Medical Group NV* (Health Care Equipment & Supplies)	399,019
1,960	X5 Retail Group NV GDR* (Food & Staples Retailing)	38,808
108,720	Yandex NV Class A* (Internet Software & Services)	2,225,498

		16,867,330

Netherlands Antilles – 0.5%
42,651	Schlumberger Ltd. (Energy Equipment & Services)	3,426,581

Common Stocks – (continued)
New Zealand – 0.2%
161,755	Air New Zealand Ltd. (Airlines)	$277,547
67,796	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	432,683
87,300	SKYCITY Entertainment Group Ltd. (Hotels, Restaurants & Leisure)	297,836

		1,008,066

Norway – 0.1%
41,800	SpareBank 1 SMN (Commercial Banks)	257,021
8,132	TGS Nopec Geophysical Co. ASA (Energy Equipment & Services)	135,671

		392,692

Panama – 0.0%
1,107	Intercorp Financial Services, Inc. (Commercial Banks)	31,550

Peru – 0.1%
47,212	Alicorp SAA (Food Products)	89,527
3,700	Cia de Minas Buenaventura SAA ADR* (Metals & Mining)	37,555
26,722	Cia Minera Milpo SAA (Metals & Mining)	20,659
3,894	Credicorp Ltd. (Commercial Banks)	566,265
12,912	Engie Energia Peru SA (Independent Power Producers & Energy Traders)	34,389
66,027	Ferreycorp SAA (Trading Companies & Distributors)	34,567

		782,962

Philippines – 0.2%
25,840	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	36,530
43,800	Aboitiz Power Corp. (Independent Power Producers & Energy Traders)	41,901
76,000	Alliance Global Group, Inc. (Industrial Conglomerates)	23,465
2,300	Ayala Corp. (Diversified Financial Services)	37,775
54,100	Ayala Land, Inc. (Real Estate Management & Development)	39,916
15,230	Bank of the Philippine Islands (Commercial Banks)	29,382
13,690	BDO Unibank, Inc. (Commercial Banks)	29,164
270,000	Bloomberry Resorts Corp.* (Hotels, Restaurants & Leisure)	24,499
170,400	D&L Industries, Inc. (Chemicals)	32,669
207,300	Energy Development Corp. (Independent Power Producers & Energy Traders)	26,038
770	Globe Telecom, Inc. (Wireless Telecommunication Services)	35,973
490	GT Capital Holdings, Inc. (Diversified Financial Services)	14,264
29,750	JG Summit Holdings, Inc. (Industrial Conglomerates)	51,607

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Philippines – (continued)
11,670	Jollibee Foods Corp. (Hotels, Restaurants & Leisure)	$57,090
6,560	Manila Electric Co. (Electric Utilities)	47,985
118,300	Metro Pacific Investments Corp. (Diversified Financial Services)	14,635
188,930	Metropolitan Bank & Trust Co. (Commercial Banks)	327,160
1,600	Philippine Long Distance Telephone Co. (Wireless Telecommunication Services)	58,493
35,400	Puregold Price Club, Inc. (Food & Staples Retailing)	30,351
19,570	Robinsons Retail Holdings, Inc. (Food & Staples Retailing)	32,079
11,950	Semirara Mining & Power Corp. (Oil, Gas & Consumable Fuels)	32,333
18,760	SM Investments Corp. (Industrial Conglomerates)	376,882
104,400	SM Prime Holdings, Inc. (Real Estate Management & Development)	50,344
14,740	Universal Robina Corp. (Food Products)	65,455

		1,515,990

Poland – 0.2%
3,994	Asseco Poland SA (Software)	60,616
5,011	Bank Pekao SA (Commercial Banks)	203,783
440	Bank Zachodni WBK SA (Commercial Banks)	30,600
619	Budimex SA (Construction & Engineering)	31,627
890	CCC SA (Textiles, Apparel & Luxury Goods)	39,687
1,470	Ciech SA* (Chemicals)	27,252
7,726	Cyfrowy Polsat SA* (Media)	49,189
8,100	Energa SA (Electric Utilities)	26,391
4,088	Eurocash SA (Food & Staples Retailing)	58,409
1,168	Grupa Azoty SA* (Chemicals)	26,592
1,100	ING Bank Slaski SA (Commercial Banks)	35,130
2,839	KGHM Polska Miedz SA (Metals & Mining)	55,349
17	LPP SA (Textiles, Apparel & Luxury Goods)	25,095
180	mBank SA* (Commercial Banks)	15,206
28,086	Orange Polska SA (Diversified Telecommunication Services)	45,769
16,903	PGE Polska Grupa Energetyczna SA (Electric Utilities)	58,367
3,988	Polski Koncern Naftowy ORLEN SA (Oil, Gas & Consumable Fuels)	71,925
27,500	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	36,629
25,066	Powszechna Kasa Oszczednosci Bank Polski SA* (Commercial Banks)	160,626
6,300	Powszechny Zaklad Ubezpieczen SA (Insurance)	57,023

Common Stocks – (continued)
Poland – (continued)
24,449	Tauron Polska Energia SA (Electric Utilities)	$18,953

		1,134,218

Portugal – 0.1%
119,900	Mota-Engil SGPS SA (Construction & Engineering)	248,243
29,200	NOS SGPS SA (Media)	209,361
333,803	Sonae SGPS SA (Food & Staples Retailing)	370,698

		828,302

Russia – 0.3%
38,600	Aeroflot – Russian Airlines PJSC* (Airlines)	46,231
37,500	Alrosa PAO* (Metals & Mining)	42,824
673,000	E.ON Russia JSC* (Independent Power Producers & Energy Traders)	27,447
46,575	Gazprom PAO ADR (Oil, Gas & Consumable Fuels)	241,724
3,506	Lukoil PJSC ADR (Oil, Gas & Consumable Fuels)	149,005
1,100	Magnit PJSC* (Food & Staples Retailing)	152,981
8,251	Magnit PJSC GDR (Food & Staples Retailing)	286,047
3,000	MegaFon PJSC GDR (Wireless Telecommunication Services)	34,500
7,474	MMC Norilsk Nickel PJSC ADR (Metals & Mining)	110,391
29,000	Mobile TeleSystems PJSC* (Wireless Telecommunication Services)	113,389
22,100	Moscow Exchange MICEX-RTS PJSC* (Diversified Financial Services)	34,882
639	NovaTek OAO GDR (Oil, Gas & Consumable Fuels)	61,344
10,940	PIK Group PJSC* (Household Durables)	42,275
3,800	Polymetal International PLC (Metals & Mining)	39,391
8,747	Rosneft OAO GDR (Oil, Gas & Consumable Fuels)	47,759
27,740	Rostelecom PJSC* (Diversified Telecommunication Services)	42,242
3,705,000	RusHydro PJSC* (Electric Utilities)	39,506
116,000	Sberbank of Russia PJSC* (Commercial Banks)	221,458
3,293	Severstal PAO GDR (Metals & Mining)	38,265
123,000	Sistema JSFC* (Wireless Telecommunication Services)	36,962
8,500	Surgutneftegas OAO ADR (Oil, Gas & Consumable Fuels)	44,625
1,336	Tatneft PAO ADR (Oil, Gas & Consumable Fuels)	41,877

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Russia – (continued)
2,256	Uralkali PJSC GDR* (Chemicals)	$28,457
48,620,000	VTB Bank PJSC* (Commercial Banks)	52,607

		1,976,189

Singapore – 0.1%
130,000	First Resources Ltd. (Food Products)	183,732
93,000	Sembcorp Industries Ltd. (Industrial Conglomerates)	198,788
57,500	Silverlake Axis Ltd. (Software)	24,108
94,800	UOL Group Ltd. (Real Estate Management & Development)	431,693

		838,321

South Africa – 0.5%
3,994	AngloGold Ashanti Ltd.* (Metals & Mining)	64,928
19,461	Aspen Pharmacare Holdings Ltd.* (Pharmaceuticals)	459,120
5,813	AVI Ltd. (Food Products)	36,049
3,175	Barclays Africa Group Ltd. (Commercial Banks)	32,151
7,250	Barloworld Ltd. (Trading Companies & Distributors)	41,853
2,442	Clicks Group Ltd. (Food & Staples Retailing)	17,836
7,400	DataTec Ltd. (Electronic Equipment, Instruments & Components)	23,367
3,631	Discovery Ltd. (Insurance)	32,498
3,400	EOH Holdings Ltd. (IT Services)	33,101
13,188	FirstRand Ltd. (Diversified Financial Services)	42,388
11,027	Gold Fields Ltd. (Metals & Mining)	51,018
20,250	Growthpoint Properties Ltd. (Real Estate Investment Trusts)	35,835
5,594	Impala Platinum Holdings Ltd.* (Metals & Mining)	23,296
65,600	KAP Industrial Holdings Ltd. (Industrial Conglomerates)	29,086
15,600	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)	40,923
1,691	Mondi Ltd. (Paper & Forest Products)	32,558
18,850	MTN Group Ltd. (Wireless Telecommunication Services)	197,331
19,065	Nampak Ltd. (Containers & Packaging)	32,609
1,126	Naspers Ltd. (Media)	154,950
24,200	Netcare Ltd. (Health Care Providers & Services)	61,707
2,826	Pioneer Foods Group Ltd. (Food Products)	33,087
1,812	Remgro Ltd. (Diversified Financial Services)	32,559
6,600	Reunert Ltd. (Industrial Conglomerates)	33,169

Common Stocks – (continued)
South Africa – (continued)
8,594	Sanlam Ltd. (Insurance)	$41,736
7,098	Sappi Ltd.* (Paper & Forest Products)	30,784
7,522	Sasol Ltd. (Oil, Gas & Consumable Fuels)	246,046
106,840	Shoprite Holdings Ltd. (Food & Staples Retailing)	1,285,811
5,761	Sibanye Gold Ltd. (Metals & Mining)	22,051
4,890	Standard Bank Group Ltd. (Commercial Banks)	43,914
6,100	The Bidvest Group Ltd. (Industrial Conglomerates)	154,979
2,456	The SPAR Group Ltd. (Food & Staples Retailing)	36,706
2,593	Tiger Brands Ltd. (Food Products)	64,198
6,200	Vodacom Group Ltd. (Wireless Telecommunication Services)	72,087
4,673	Woolworths Holdings Ltd. (Multiline Retail)	30,091

		3,569,822

South Korea – 2.1%
118	Amorepacific Corp. (Personal Products)	42,083
251	AMOREPACIFIC Group (Personal Products)	36,845
3,609	Celltrion, Inc.* (Biotechnology)	317,531
208	Coway Co. Ltd. (Household Durables)	18,008
185	E-MART, Inc. (Food & Staples Retailing)	29,715
606	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	29,256
1,486	Hana Financial Group, Inc. (Commercial Banks)	33,323
29	Hanmi Pharm Co. Ltd. (Pharmaceuticals)	15,113
151	Hanmi Science Co. Ltd. (Pharmaceuticals)	17,906
145	Hyosung Corp. (Chemicals)	15,514
190	Hyundai Glovis Co. Ltd. (Air Freight & Logistics)	31,581
2,290	Hyundai Heavy Industries Co. Ltd.* (Machinery)	231,680
154	Hyundai Mobis Co. Ltd. (Auto Components)	35,097
3,255	Hyundai Motor Co. (Automobiles)	408,410
412	Hyundai Steel Co. (Metals & Mining)	22,599
16,009	Industrial Bank of Korea (Commercial Banks)	170,167
927	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	34,653
1,220	KB Financial Group, Inc. (Commercial Banks)	37,328
12,239	KB Financial Group, Inc. ADR (Commercial Banks)	372,188
667	Kia Motors Corp. (Automobiles)	27,975
372	KIWOOM Securities Co. Ltd. (Capital Markets)	22,041

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
South Korea – (continued)
544	Komipharm International Co. Ltd.* (Pharmaceuticals)	$18,887
455	Korea Aerospace Industries Ltd. (Aerospace & Defense)	26,951
2,770	Korea Electric Power Corp. (Electric Utilities)	150,463
79	Korea Zinc Co. Ltd. (Metals & Mining)	34,257
15,403	KT&G Corp. (Tobacco)	1,659,444
2,400	KT Corp. ADR (Diversified Telecommunication Services)	32,664
1,847	LG Chem Ltd. (Chemicals)	479,101
612	LG Corp. (Industrial Conglomerates)	36,475
371	LG Electronics, Inc. (Household Durables)	18,878
38	LG Household & Health Care Ltd (Personal Products)	33,458
77	Lotte Chemical Corp. (Chemicals)	19,641
76	Medy-Tox, Inc. (Biotechnology)	28,095
1,386	NAVER Corp. (Internet Software & Services)	821,409
31	Orion Corp. (Food Products)	25,221
7,926	Paradise Co. Ltd. (Hotels, Restaurants & Leisure)	120,137
317	POSCO (Metals & Mining)	66,416
474	S-Oil Corp. (Oil, Gas & Consumable Fuels)	36,026
390	Samsung C&T Corp. (Industrial Conglomerates)	44,694
123	Samsung Electronics Co. Ltd. (Computers & Peripherals)	134,049
6,518	Samsung Electronics Co. Ltd. GDR	3,554,053
130	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	33,512
332	Samsung Life Insurance Co. Ltd. (Insurance)	31,849
1,425	Shinhan Financial Group Co. Ltd. (Commercial Banks)	52,249
9,002	Shinhan Financial Group Co. Ltd. ADR (Commercial Banks)	329,113
159	SK Holdings Co. Ltd. (Industrial Conglomerates)	31,162
18,557	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	455,163
2,518	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	340,074
523	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	94,976
137,200	SK Telecom Co. Ltd. ADR (Wireless Telecommunication Services)	2,744,000
208	ViroMed Co. Ltd.* (Biotechnology)	25,525
66	Yuhan Corp. (Pharmaceuticals)	16,858

		13,443,813

Common Stocks – (continued)
Spain – 0.9%
14,324	Axiare Patrimonio SOCIMI SA (Real Estate Investment Trusts)	$218,143
504,359	CaixaBank SA (Commercial Banks)	1,522,511
29,838	Gamesa Corp. Tecnologica SA (Electrical Equipment)	589,239
42,440	Industria de Diseno Textil SA (Specialty Retail)	1,365,955
169,576	Liberbank SA* (Commercial Banks)	204,285
18,700	Mediaset Espana Comunicacion SA (Media)	243,490
38,600	Melia Hotels International SA (Hotels, Restaurants & Leisure)	487,056
80,268	Merlin Properties Socimi SA (Real Estate Investment Trusts)	934,292
12,376	Tecnicas Reunidas SA (Energy Equipment & Services)	417,179

		5,982,150

Sweden – 0.4%
35,820	BillerudKorsnas AB (Containers & Packaging)	557,048
15,700	Boliden AB (Metals & Mining)	274,598
15,990	Castellum AB (Real Estate Management & Development)	256,136
8,279	Evolution Gaming Group AB(a) (Hotels, Restaurants & Leisure)	297,529
38,871	Hemfosa Fastigheter AB (Real Estate Management & Development)	405,501
18,118	Loomis AB Class B (Commercial Services & Supplies)	503,267
18,309	Mycronic AB (Electronic Equipment, Instruments & Components)	143,184
4,910	NetEnt AB (Internet Software & Services)	309,202
9,100	Nobia AB (Household Durables)	103,921

		2,850,386

Switzerland – 5.4%
45,712	Aryzta AG* (Food Products)	1,778,020
33,840	Chubb Ltd. (Insurance)	3,988,383
22,811	Cie Financiere Richemont SA (Textiles, Apparel & Luxury Goods)	1,521,042
51,596	Clariant AG* (Chemicals)	977,567
788	dorma+kaba Holding AG Class B (Commercial Services & Supplies)	511,710
11,418	EFG International AG* (Capital Markets)	71,296
2,300	Gategroup Holding AG* (Commercial Services & Supplies)	126,842
738	Georg Fischer AG (Machinery)	600,011
443	Givaudan SA (Chemicals)	874,421
53,200	Nestle SA (Food Products)	3,970,829
40,959	Novartis AG (Pharmaceuticals)	3,117,070
25,334	Novartis AG ADR (Pharmaceuticals)	1,924,624
12,052	Roche Holding AG (Pharmaceuticals)	3,049,267
1,310	SGS SA (Professional Services)	2,888,393

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
Switzerland – (continued)
48,982	Swiss Re AG (Insurance)	$4,353,449
9,900	Temenos Group AG* (Software)	513,751
1,978	The Swatch Group AG (Textiles, Apparel & Luxury Goods)	674,857
104,039	UBS Group AG (Capital Markets)	1,803,563
796	Valora Holding AG (Specialty Retail)	194,418
6,655	Wizz Air Holdings PLC*(a) (Airlines)	183,283
10,154	Zurich Insurance Group AG* (Insurance)	2,278,397

		35,401,193

Taiwan – 1.3%
75,158	Advanced Semiconductor Engineering, Inc. ADR (Semiconductors & Semiconductor Equipment)	385,560
18,000	Asia Cement Corp. (Construction Materials)	16,014
48,000	AU Optronics Corp. (Electronic Equipment, Instruments & Components)	13,735
3,000	Catcher Technology Co. Ltd. (Computers & Peripherals)	20,996
24,000	Cathay Financial Holding Co. Ltd. (Insurance)	26,875
22,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	45,649
90,000	China Airlines Ltd.* (Airlines)	29,377
116,000	China Development Financial Holding Corp. (Commercial Banks)	29,508
70,000	China Steel Corp. (Metals & Mining)	49,075
28,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	94,535
25,000	Compal Electronics, Inc. (Computers & Peripherals)	14,675
344,000	CTBC Financial Holding Co. Ltd. (Commercial Banks)	174,331
6,000	Delta Electronics, Inc. (Electronic Equipment, Instruments & Components)	27,793
50,000	E.Sun Financial Holding Co. Ltd. (Commercial Banks)	27,675
2,045	Eclat Textile Co. Ltd. (Textiles, Apparel & Luxury Goods)	23,276
60,000	Eva Airways Corp.* (Airlines)	29,699
64,000	Far Eastern New Century Corp. (Industrial Conglomerates)	47,794
6,000	Feng TAY Enterprise Co. Ltd. (Textiles, Apparel & Luxury Goods)	25,781
65,000	First Financial Holding Co. Ltd. (Commercial Banks)	31,788
20,000	Formosa Chemicals & Fibre Corp. (Chemicals)	50,964
13,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	36,873
19,000	Formosa Plastic Corp. (Chemicals)	47,187
20,000	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	24,226

Common Stocks – (continued)
Taiwan – (continued)
5,000	Giant Manufacturing Co. Ltd. (Leisure Equipment & Products)	$29,980
31,000	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	73,844
90,526	Hon Hai Precision Industry Co. Ltd. GDR (Electronic Equipment, Instruments & Components)	440,628
4,000	Hotai Motor Co. Ltd. (Specialty Retail)	39,389
43,000	Innolux Corp. (Electronic Equipment, Instruments & Components)	13,270
2,000	King Slide Works Co. Ltd. (Machinery)	23,666
1,000	Largan Precision Co. Ltd. (Electronic Equipment, Instruments & Components)	69,804
21,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	148,932
527,788	Mega Financial Holding Co. Ltd. (Commercial Banks)	374,040
26,000	Nan Ya Plastics Corp. (Chemicals)	50,813
2,000	OBI Pharma, Inc.* (Biotechnology)	23,525
13,000	Pegatron Corp. (Computers & Peripherals)	27,387
32,000	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	40,227
5,000	President Chain Store Corp. (Food & Staples Retailing)	35,352
18,000	Quanta Computer, Inc. (Computers & Peripherals)	28,933
15,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	20,888
20,000	Siliconware Precision Industries Co. Ltd. (Semiconductors & Semiconductor Equipment)	29,612
5,000	Standard Foods Corp. (Food Products)	12,103
19,000	Taiwan Cement Corp. (Construction Materials)	19,327
15,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	49,445
42,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	192,963
224,267	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	5,290,458
40,000	Teco Electric and Machinery Co. Ltd. (Electrical Equipment)	31,537
8,000	TTY Biopharm Co. Ltd. (Pharmaceuticals)	26,061
35,000	Uni-President Enterprises Corp. (Food Products)	63,007
82,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	30,419
80,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	26,330

		8,485,326

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
Thailand – 0.3%
10,300	Advanced Info Service PCL (Wireless Telecommunication Services)	$45,901
42,485	Advanced Info Service PCL ADR (Wireless Telecommunication Services)	193,732
5,300	Airports of Thailand PCL (Transportation Infrastructure)	59,417
14,738	Bangkok Bank PCL ADR (Banks)	342,511
3,400	Bangkok Bank PCL. (Commercial Banks)	16,119
673,200	Bangkok Dusit Medical Services PCL Class F (Health Care Providers & Services)	458,255
33,500	BEC World PCL (Media)	24,890
117,900	BTS Group Holdings PCL (Road & Rail)	31,030
7,500	Bumrungrad Hospital PCL (Health Care Providers & Services)	43,524
29,400	Charoen Pokphand Foods PCL (Food Products)	19,970
27,700	CP ALL PCL (Food & Staples Retailing)	36,216
15,200	Delta Electronics Thailand PCL (Electronic Equipment, Instruments & Components)	31,268
7,300	Electricity Generating PCL (Independent Power Producers & Energy Traders)	37,004
13,900	Glow Energy PCL (Independent Power Producers & Energy Traders)	35,112
30,200	Hana Microelectronics PCL (Electronic Equipment, Instruments & Components)	28,693
167,300	Home Product Center PCL (Specialty Retail)	38,465
7,100	Kasikornbank PCL (Commercial Banks)	33,876
8,000	KCE Electronics PCL (Electronic Equipment, Instruments & Components)	17,942
32,000	Minor International PCL (Hotels, Restaurants & Leisure)	34,057
18,800	PTT Exploration & Production PCL (Oil, Gas & Consumable Fuels)	40,389
24,900	PTT Global Chemical PCL (Chemicals)	44,382
6,300	PTT PCL (Oil, Gas & Consumable Fuels)	54,711
21,700	Ratchaburi Electricity Generating Holding PCL (Independent Power Producers & Energy Traders)	31,332
63,000	Thai Beverage PCL (Beverages)	34,869
233,600	Thaicom PCL	192,005
3,400	The Siam Cement PCL (Construction Materials)	47,418
9,100	The Siam Commercial Bank PCL (Commercial Banks)	34,680
140,983	True Corp. PCL (Diversified Telecommunication Services)	29,968

		2,037,736

Common Stocks – (continued)
Turkey – 0.2%
21,000	Akbank TAS (Commercial Banks)	$64,525
4,800	Anadolu Efes Biracilik Ve Malt Sanayii AS (Beverages)	37,737
7,668	Arcelik AS (Household Durables)	51,481
3,743	Aygaz AS (Gas Utilities)	15,422
3,796	BIM Birlesik Magazalar AS (Food & Staples Retailing)	83,537
2,912	Cimsa Cimento Sanayi VE Ticaret AS (Construction Materials)	16,948
16,053	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Real Estate Investment Trusts)	17,253
23,300	Enka Insaat ve Sanayi AS (Industrial Conglomerates)	40,448
49,600	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	82,736
2,085	Ford Otomotiv Sanayi AS (Automobiles)	28,029
13,100	Haci Omer Sabanci Holding AS (Diversified Financial Services)	47,261
8,363	KOC Holding AS (Industrial Conglomerates)	43,696
18,787	Petkim Petrokimya Holding AS* (Chemicals)	27,580
2,161	TAV Havalimanlari Holding AS (Transportation Infrastructure)	12,593
4,800	Tofas Turk Otomobil Fabrikasi AS (Automobiles)	37,975
3,268	Tupras Turkiye Petrol Rafinerileri AS (Oil, Gas & Consumable Fuels)	86,195
12,500	Turk Hava Yollari AO* (Airlines)	30,806
27,090	Turkcell Iletisim Hizmetleri AS (Wireless Telecommunication Services)	117,230
146,290	Turkiye Garanti Bankasi A/S (Commercial Banks)	450,312
8,400	Turkiye Halk Bankasi AS (Commercial Banks)	32,259
19,300	Turkiye Is Bankasi Class C (Commercial Banks)	33,840

		1,357,863

United Arab Emirates – 0.0%
96,000	Air Arabia PJSC (Airlines)	32,350
76,993	Arabtec Holding PJSC* (Construction & Engineering)	34,134
21,366	DAMAC Properties Dubai Co. PJSC (Real Estate Management & Development)	14,893
49,000	Dubai Investments PJSC (Capital Markets)	28,973
20,000	Dubai Islamic Bank PJSC (Commercial Banks)	31,566
85,000	Dubai Parks & Resorts PJSC* (Hotels, Restaurants & Leisure)	30,631
23,611	Emaar Malls Group PJSC (Real Estate Management & Development)	18,482

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United Arab Emirates – (continued)
23,600	Emaar Properties PJSC (Real Estate Management & Development)	$43,189

		234,218

United Kingdom – 12.2%
76,587	3i Group PLC (Capital Markets)	531,213
21,335	Abengoa Yield PLC (Independent Power Producers & Energy Traders)	384,670
640,001	Aberdeen Asset Management PLC (Capital Markets)	2,799,900
46,773	Aon PLC (Insurance)	4,916,778
61,885	ARM Holdings PLC ADR (Semiconductors & Semiconductor Equipment)	2,549,043
14,236	Ashtead Group PLC (Trading Companies & Distributors)	189,330
474,985	Aviva PLC (Insurance)	3,009,264
21,600	Babcock International Group PLC (Commercial Services & Supplies)	299,743
316,122	Balfour Beatty PLC* (Construction & Engineering)	1,104,577
1,231,174	Barclays PLC (Commercial Banks)	3,091,182
86,049	Beazley PLC (Insurance)	410,136
18,159	Bellway PLC (Household Durables)	650,224
11,800	Bovis Homes Group PLC (Household Durables)	150,598
60,534	British American Tobacco PLC (Tobacco)	3,690,885
37,160	Britvic PLC (Beverages)	382,835
42,501	Carnival PLC (Hotels, Restaurants & Leisure)	2,119,901
160,120	Compass Group PLC (Hotels, Restaurants & Leisure)	2,851,478
4,953	Consort Medical PLC (Health Care Equipment & Supplies)	71,576
80,008	Diageo PLC (Beverages)	2,163,104
12,201	Dialog Semiconductor PLC* (Semiconductors & Semiconductor Equipment)	425,528
43,060	Direct Line Insurance Group PLC (Insurance)	228,115
71,551	Dixons Carphone PLC (Specialty Retail)	445,401
44,341	Domino’s Pizza Group PLC (Hotels, Restaurants & Leisure)	596,149
152,515	Experian PLC (Professional Services)	2,794,802
8,635	Ferroglobe PLC (Metals & Mining)	87,991
20,785	Galliford Try PLC (Construction & Engineering)	388,551
200,610	GKN PLC (Auto Components)	818,674
106,136	GlaxoSmithKline PLC (Pharmaceuticals)	2,268,388
61,423	Greencore Group PLC (Food Products)	324,141
203,500	Hays PLC (Professional Services)	381,801

Common Stocks – (continued)
United Kingdom – (continued)
15,125	Hikma Pharmaceuticals PLC (Pharmaceuticals)	$487,640
10,680	Hill & Smith Holdings PLC (Metals & Mining)	145,674
35,391	Hiscox. Ltd. (Insurance)	466,480
83,716	Howden Joinery Group PLC (Trading Companies & Distributors)	605,568
136,400	HSBC Holdings PLC (Commercial Banks)	907,951
75,103	Inchcape PLC (Distributors)	744,947
50,743	Informa PLC (Media)	486,139
36,580	InterContinental Hotels Group PLC ADR (Hotels, Restaurants & Leisure)	1,468,321
155,607	Intermediate Capital Group PLC (Capital Markets)	1,398,871
43,169	Interserve PLC (Construction & Engineering)	269,754
12,224	JD Sports Fashion PLC (Specialty Retail)	223,365
93,552	Just Eat PLC* (Internet Software & Services)	525,554
18,266	Keller Group PLC (Construction & Engineering)	235,801
251,600	Ladbrokes PLC (Hotels, Restaurants & Leisure)	431,669
8,332	Lancashire Holdings Ltd. (Insurance)	66,971
49,700	Lavendon Group PLC (Trading Companies & Distributors)	100,941
2,391,674	Lloyds Banking Group PLC (Commercial Banks)	2,347,453
15,846	Marks & Spencer Group PLC (Multiline Retail)	98,293
4,491	Mediclinic International PLC* (Health Care Providers & Services)	59,295
105,050	Michael Page International PLC (Professional Services)	625,294
20,600	Micro Focus International PLC (Software)	460,770
98,274	National Express Group PLC (Road & Rail)	466,703
81,965	Nielsen Holdings PLC (Professional Services)	4,273,655
39,592	Northgate PLC (Road & Rail)	233,309
109,068	OneSavings Bank PLC (Thrifts & Mortgage Finance)	456,899
59,600	Playtech PLC (Software)	701,872
526,894	Premier Oil PLC* (Oil, Gas & Consumable Fuels)	570,120
46,068	Prudential PLC (Insurance)	909,361
151,314	Qinetiq Group PLC (Aerospace & Defense)	495,566
48,240	Reckitt Benckiser Group PLC (Household Products)	4,699,490
68,732	Redrow PLC (Household Durables)	384,914
239,685	Rentokil Initial PLC (Commercial Services & Supplies)	617,661

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United Kingdom – (continued)
10,650	Rightmove PLC (Internet Software & Services)	$601,887
91,134	Royal Dutch Shell PLC Class B (Oil, Gas & Consumable Fuels)	2,392,711
42,687	RPC Group PLC (Containers & Packaging)	455,527
127,100	Saga PLC (Insurance)	389,253
21,500	Savills PLC (Real Estate Management & Development)	233,198
120,535	SIG PLC (Trading Companies & Distributors)	239,002
67,495	Smith & Nephew PLC ADR (Health Care Equipment & Supplies)	2,317,103
139,575	SSE PLC (Electric Utilities)	3,083,709
23,700	SThree PLC (Professional Services)	117,740
77,360	Stock Spirits Group PLC (Beverages)	182,367
28,000	SVG Capital PLC* (Capital Markets)	211,042
48,200	Taylor Wimpey PLC (Household Durables)	130,022
230,800	Thomas Cook Group PLC* (Hotels, Restaurants & Leisure)	298,418
36,244	Tullow Oil PLC* (Oil, Gas & Consumable Fuels)	148,936
43,251	UNITE Group PLC (Real Estate Management & Development)	399,944
33,000	Vesuvius PLC (Machinery)	155,584
596,405	Vodafone Group PLC (Wireless Telecommunication Services)	1,921,520
34,800	William Hill PLC (Hotels, Restaurants & Leisure)	159,325
16,808	WS Atkins PLC (Professional Services)	327,979

		79,857,546

United States – 32.6%
5,650	ABM Industries, Inc. (Commercial Services & Supplies)	181,760
27,826	Advance Auto Parts, Inc. (Specialty Retail)	4,343,639
7,758	Aegion Corp.* (Construction & Engineering)	164,702
20,654	Aetna, Inc. (Health Care Providers & Services)	2,318,825
7,024	Air Lease Corp. (Trading Companies & Distributors)	214,092
2,950	Air Methods Corp.* (Health Care Providers & Services)	109,091
10,985	American Campus Communities, Inc. (Real Estate Investment Trusts)	491,579
3,230	American Capital Mortgage Investment Corp. (Real Estate Investment Trusts)	47,901
9,014	American Eagle Outfitters, Inc. (Specialty Retail)	128,990
8,946	American Homes 4 Rent Class A (Real Estate Investment Trusts)	141,526
73,125	American International Group, Inc. (Insurance)	4,081,837

Common Stocks – (continued)
United States – (continued)
8,150	Ameris Bancorp (Commercial Banks)	$255,910
9,310	AMERISAFE, Inc. (Insurance)	501,623
2,840	Amsurg Corp.* (Health Care Providers & Services)	229,983
4,910	Analogic Corp. (Health Care Equipment & Supplies)	387,841
1,721	Anixter International, Inc.* (Electronic Equipment, Instruments & Components)	107,218
29,279	Anthem, Inc. (Health Care Providers & Services)	4,121,605
14,076	Anworth Mortgage Asset Corp. (Real Estate Investment Trusts)	66,439
49,917	Apple, Inc. (Computers & Peripherals)	4,679,220
11,855	Ares Commercial Real Estate Corp. (Real Estate Investment Trusts)	142,260
18,301	Ascena Retail Group, Inc.* (Specialty Retail)	161,232
4,451	Assured Guaranty Ltd. (Insurance)	115,147
76,371	Axis Capital Holdings Ltd. (Insurance)	4,068,283
43,997	Baker Hughes, Inc. (Energy Equipment & Services)	2,127,695
6,660	Balchem Corp. (Chemicals)	408,658
31,179	Baxalta, Inc. (Biotechnology)	1,307,959
4,529	Belden, Inc. (Electronic Equipment, Instruments & Components)	285,961
39,266	Berkshire Hathaway, Inc. Class B* (Diversified Financial Services)	5,712,418
9,000	Blackbaud, Inc. (Software)	555,930
7,997	BMC Stock Holdings, Inc.* (Trading Companies & Distributors)	140,347
5,101	Booz Allen Hamilton Holding Corp. (IT Services)	140,635
8,063	Bristow Group, Inc. (Energy Equipment & Services)	184,804
4,880	Brooks Automation, Inc. (Semiconductors & Semiconductor Equipment)	46,165
2,807	Cabot Corp. (Chemicals)	136,954
15,114	CalAtlantic Group, Inc. (Household Durables)	489,240
13,090	Callidus Software, Inc.* (Software)	239,547
7,525	Cantel Medical Corp. (Health Care Equipment & Supplies)	504,100
10,170	Cardtronics, Inc.* (IT Services)	400,901
18,620	Catalent, Inc.* (Pharmaceuticals)	549,849
16,255	Cathay General Bancorp (Commercial Banks)	496,103
9,000	Cavium, Inc.* (Semiconductors & Semiconductor Equipment)	444,330
9,100	CEB, Inc. (Professional Services)	561,379
47,218	Cerner Corp.* (Health Care Technology)	2,650,818
6,403	Chatham Lodging Trust (Real Estate Investment Trusts)	136,448
1,975	Chemed Corp. (Health Care Providers & Services)	256,315

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
200	China Biologic Products, Inc.* (Biotechnology)	$23,400
198,487	Cisco Systems, Inc. (Communications Equipment)	5,456,408
9,510	CLARCOR, Inc. (Machinery)	558,903
5,508	ClubCorp Holdings, Inc. (Hotels, Restaurants & Leisure)	73,532
14,030	Cognex Corp. (Electronic Equipment, Instruments & Components)	498,486
13,170	Cohen & Steers, Inc. (Capital Markets)	517,186
1,648	Coherent, Inc.* (Electronic Equipment, Instruments & Components)	153,923
2,531	Colony Capital, Inc. Class A (Real Estate Investment Trusts)	44,748
5,063	Columbia Banking System, Inc. (Commercial Banks)	149,308
69,475	Comcast Corp. Class A (Media)	4,221,301
4,425	Compass Minerals International, Inc. (Metals & Mining)	331,698
2,862	Convergys Corp. (IT Services)	75,843
4,643	Cubic Corp. (Aerospace & Defense)	193,009
2,036	Curtiss-Wright Corp. (Aerospace & Defense)	155,917
40,934	CVS Health Corp. (Food & Staples Retailing)	4,113,867
23,993	CYS Investments, Inc. (Real Estate Investment Trusts)	194,583
14,520	Diplomat Pharmacy, Inc.* (Health Care Providers & Services)	439,811
135,952	Discovery Communications, Inc. Class C* (Media)	3,640,795
46,714	Dollar General Corp. (Multiline Retail)	3,826,344
41,197	Dover Corp. (Machinery)	2,706,643
5,040	Drew Industries, Inc. (Auto Components)	326,743
6,583	Dril-Quip, Inc.* (Energy Equipment & Services)	426,710
15,585	Education Realty Trust, Inc. (Real Estate Investment Trusts)	619,815
5,402	EnerSys (Electrical Equipment)	315,315
7,220	EPAM Systems, Inc.* (IT Services)	526,555
11,929	Essent Group Ltd.* (Thrifts & Mortgage Finance)	243,590
4,639	Everest Re Group Ltd. (Insurance)	857,751
8,900	FEI Co. (Electronic Equipment, Instruments & Components)	792,278
9,615	First American Financial Corp. (Insurance)	346,332
3,183	First Cash Financial Services, Inc. (Consumer Finance)	145,559
691	First Citizens BancShares, Inc. Class A (Commercial Banks)	176,205
13,850	Five Below, Inc.* (Specialty Retail)	577,545
21,640	Flotek Industries, Inc.* (Chemicals)	204,498
23,805	Forum Energy Technologies, Inc.* (Energy Equipment & Services)	398,496

Common Stocks – (continued)
United States – (continued)
104,384	Fossil Group, Inc.* (Textiles, Apparel & Luxury Goods)	$4,227,552
138,735	Franklin Resources, Inc. (Capital Markets)	5,180,365
4,566	FTD Cos., Inc.* (Internet & Catalog Retail)	126,980
3,894	FTI Consulting, Inc.* (Professional Services)	156,928
1,863	G&K Services, Inc. Class A (Commercial Services & Supplies)	131,621
152,736	Gentex Corp. (Auto Components)	2,449,885
11,280	Glacier Bancorp, Inc. (Commercial Banks)	292,039
24,895	Globus Medical, Inc. Class A* (Health Care Equipment & Supplies)	623,371
20,545	Grand Canyon Education, Inc.* (Diversified Consumer Services)	898,433
4,661	Granite Construction, Inc. (Construction & Engineering)	207,834
34,002	Graphic Packaging Holding Co. (Containers & Packaging)	451,547
2,754	Group 1 Automotive, Inc. (Specialty Retail)	181,323
10,078	Hatteras Financial Corp. (Real Estate Investment Trusts)	160,139
15,900	Healthcare Services Group, Inc. (Commercial Services & Supplies)	601,815
27,765	Heartland Express, Inc. (Road & Rail)	502,824
8,055	HEICO Corp. (Aerospace & Defense)	493,852
6,020	HEICO Corp. Class A (Aerospace & Defense)	308,104
4,455	Heidrick & Struggles International, Inc. (Professional Services)	87,897
12,006	Hibbett Sports, Inc.* (Specialty Retail)	433,417
3,280	Hillenbrand, Inc. (Machinery)	99,417
126,576	Hilton Worldwide Holdings, Inc. (Hotels, Restaurants & Leisure)	2,791,001
1,519	Huntington Ingalls Industries, Inc. (Aerospace & Defense)	219,906
6,585	IBERIABANK Corp. (Commercial Banks)	388,449
6,730	ICU Medical, Inc.* (Health Care Equipment & Supplies)	668,558
5,290	IDACORP, Inc. (Electric Utilities)	384,742
12,705	Impax Laboratories, Inc.* (Pharmaceuticals)	423,712
1,297	Infinity Property & Casualty Corp. (Insurance)	103,968
5,484	Insight Enterprises, Inc.* (Electronic Equipment, Instruments & Components)	135,510
3,257	Integra LifeSciences Holdings Corp.* (Health Care Equipment & Supplies)	230,661
2,844	International Speedway Corp. Class A (Hotels, Restaurants & Leisure)	95,246
17,645	KapStone Paper and Packaging Corp. (Paper & Forest Products)	280,379

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
5,140	KAR Auction Services, Inc. (Commercial Services & Supplies)	$193,264
9,438	Kindred Healthcare, Inc. (Health Care Providers & Services)	139,305
5,350	Knoll, Inc. (Commercial Services & Supplies)	124,922
3,480	Korn/Ferry International (Professional Services)	94,447
990	Landstar System, Inc. (Road & Rail)	64,894
3,941	LaSalle Hotel Properties (Real Estate Investment Trusts)	94,190
2,254	LifePoint Health, Inc.* (Health Care Providers & Services)	152,280
6,660	Lithia Motors, Inc. Class A (Specialty Retail)	552,913
6,059	Live Nation Entertainment, Inc.* (Media)	130,147
11,360	LogMeIn, Inc.* (Internet Software & Services)	678,192
9,575	M/A-COM Technology Solutions Holdings, Inc.* (Semiconductors & Semiconductor Equipment)	391,522
17,819	Maiden Holdings Ltd. (Insurance)	217,926
7,910	MarketAxess Holdings, Inc. (Diversified Financial Services)	971,032
43,251	MasterCard, Inc. Class A (IT Services)	4,194,914
23,130	Matador Resources Co.* (Oil, Gas & Consumable Fuels)	498,451
3,585	MAXIMUS, Inc. (IT Services)	189,646
25,681	McKesson Corp. (Health Care Providers & Services)	4,309,785
10,910	Medidata Solutions, Inc.* (Health Care Technology)	476,003
31,587	MFA Financial, Inc. (Real Estate Investment Trusts)	218,266
95,990	Microsoft Corp. (Software)	4,787,021
2,748	Minerals Technologies, Inc. (Chemicals)	164,605
11,345	Mobile Mini, Inc. (Commercial Services & Supplies)	365,876
4,700	Monro Muffler Brake, Inc. (Specialty Retail)	325,334
60,776	Motorola Solutions, Inc. (Communications Equipment)	4,569,747
4,999	Multi Packaging Solutions International Ltd.* (Containers & Packaging)	83,083
7,525	National Health Investors, Inc. (Real Estate Investment Trusts)	512,377
240,615	National Oilwell Varco, Inc. (Energy Equipment & Services)	8,671,765
8,718	Nationstar Mortgage Holdings, Inc.* (Thrifts & Mortgage Finance)	101,042
13,068	Navient Corp. (Consumer Finance)	178,640
13,990	Navigant Consulting, Inc.* (Professional Services)	223,280
6,188	Nelnet, Inc. Class A (Consumer Finance)	259,339

Common Stocks – (continued)
United States – (continued)
3,357	NETGEAR, Inc.* (Communications Equipment)	$142,337
38,400	NorthStar Realty Europe Corp. (Real Estate Investment Trusts)	458,112
12,765	NorthWestern Corp. (Multi-Utilities)	725,563
3,041	Nu Skin Enterprises, Inc. Class A (Personal Products)	123,982
5,461	Olin Corp. (Chemicals)	118,995
385,069	Oracle Corp. (Software)	15,348,850
5,521	Owens & Minor, Inc. (Health Care Providers & Services)	200,909
6,760	Oxford Industries, Inc. (Textiles, Apparel & Luxury Goods)	448,999
3,968	PAREXEL International Corp.* (Life Sciences Tools & Services)	242,445
43,699	Parker-Hannifin Corp. (Machinery)	5,069,958
10,620	Parsley Energy, Inc. Class A* (Oil, Gas & Consumable Fuels)	248,720
11,875	Pebblebrook Hotel Trust (Real Estate Investment Trusts)	328,225
3,667	PNM Resources, Inc. (Electric Utilities)	116,171
9,445	Power Integrations, Inc. (Semiconductors & Semiconductor Equipment)	455,721
7,485	PRA Group, Inc.* (Consumer Finance)	248,352
21,055	Primoris Services Corp. (Construction & Engineering)	492,476
10,170	ProAssurance Corp. (Insurance)	485,414
7,020	Proto Labs, Inc.* (Machinery)	420,007
62,236	QUALCOMM, Inc. (Semiconductors & Semiconductor Equipment)	3,144,163
14,458	Radian Group, Inc. (Thrifts & Mortgage Finance)	184,918
5,875	RBC Bearings, Inc.* (Machinery)	430,637
6,065	Rofin-Sinar Technologies, Inc.* (Electronic Equipment, Instruments & Components)	195,232
11,499	RPX Corp.* (Professional Services)	127,409
7,522	RSP Permian, Inc.* (Oil, Gas & Consumable Fuels)	230,248
1,080	Safety Insurance Group, Inc. (Insurance)	61,139
3,894	Schweitzer-Mauduit International, Inc. (Paper & Forest Products)	133,915
14,900	SciQuest, Inc.* (Internet Software & Services)	205,918
10,122	Select Medical Holdings Corp. (Health Care Providers & Services)	135,432
1,035	Sensient Technologies Corp. (Chemicals)	69,604
7,555	Silgan Holdings, Inc. (Containers & Packaging)	383,341
4,670	Silver Bay Realty Trust Corp. (Real Estate Investment Trusts)	68,182
45,539	SLM Corp.* (Consumer Finance)	308,299
3,400	Southern Copper Corp. (Metals & Mining)	100,878

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
22,835	STAG Industrial, Inc. (Real Estate Investment Trusts)	$455,787
5,261	Starz Class A* (Media)	143,152
80,283	State Street Corp. (Capital Markets)	5,001,631
6,822	Steel Dynamics, Inc. (Metals & Mining)	171,983
6,216	Steven Madden Ltd.* (Textiles, Apparel & Luxury Goods)	217,622
12,770	Stifel Financial Corp.* (Capital Markets)	420,261
7,545	Sun Communities, Inc. (Real Estate Investment Trusts)	512,079
9,438	Sykes Enterprises, Inc.* (IT Services)	275,118
3,464	SYNNEX Corp. (Electronic Equipment, Instruments & Components)	286,022
29,606	T. Rowe Price Group, Inc. (Capital Markets)	2,229,036
11,246	Tailored Brands, Inc. (Specialty Retail)	195,905
10,265	Team Health Holdings, Inc.* (Health Care Providers & Services)	429,385
7,129	TeleTech Holdings, Inc. (IT Services)	198,115
6,238	Teradyne, Inc. (Semiconductors & Semiconductor Equipment)	117,961
3,912	Terex Corp. (Machinery)	93,458
5,703	Tetra Tech, Inc. (Commercial Services & Supplies)	167,668
10,070	Texas Capital Bancshares, Inc.* (Commercial Banks)	461,407
18,680	Texas Roadhouse, Inc. (Hotels, Restaurants & Leisure)	760,650
102,816	The Bank of New York Mellon Corp. (Capital Markets)	4,137,316
29,573	The Boeing Co. (Aerospace & Defense)	3,986,440
1,940	The Brink’s Co. (Commercial Services & Supplies)	65,650
11,770	The Finish Line, Inc. Class A (Specialty Retail)	232,457
3,035	The Hanover Insurance Group, Inc. (Insurance)	260,282
933	The Navigators Group, Inc.* (Insurance)	77,075
3,515	The Priceline Group, Inc.* (Internet & Catalog Retail)	4,722,965
7,330	The Toro Co. (Machinery)	633,678
22,196	The Walt Disney Co. (Media)	2,291,959
5,269	Thor Industries, Inc. (Automobiles)	337,321
31,519	Time Warner, Inc. (Media)	2,368,338
18,450	Tumi Holdings, Inc.* (Textiles, Apparel & Luxury Goods)	492,246
6,970	Tupperware Brands Corp. (Household Durables)	404,748
4,629	Tutor Perini Corp.* (Construction & Engineering)	73,231
28,879	Two Harbors Investment Corp. (Real Estate Investment Trusts)	226,123
5,470	Tyler Technologies, Inc.* (Software)	800,863
28,148	Union Pacific Corp. (Road & Rail)	2,455,350

Common Stocks – (continued)
United States – (continued)
15,752	United Technologies Corp. (Aerospace & Defense)	$1,644,036
1,819	Universal Corp. (Tobacco)	99,226
7,120	Universal Forest Products, Inc. (Building Products)	545,748
7,680	US Ecology, Inc. (Commercial Services & Supplies)	345,830
20,367	Verizon Communications, Inc. (Diversified Telecommunication Services)	1,037,495
51,410	Visa, Inc. Class A (IT Services)	3,970,908
10,272	Walker & Dunlop, Inc.* (Thrifts & Mortgage Finance)	226,498
8,443	Washington Federal, Inc. (Thrifts & Mortgage Finance)	205,080
4,725	WD-40 Co. (Household Products)	483,367
13,470	Webster Financial Corp. (Commercial Banks)	493,541
6,600	WESCO International, Inc.* (Trading Companies & Distributors)	388,014
14,595	West Pharmaceutical Services, Inc. (Health Care Equipment & Supplies)	1,039,164
5,222	Western Refining, Inc. (Oil, Gas & Consumable Fuels)	139,741
15,205	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	710,530

		213,929,050

TOTAL COMMON STOCKS
(Cost $608,718,353)		$608,188,252

Preferred Stocks – 0.8%
Brazil – 0.1%
22,582	Banco ABC Brasil SA (Commercial Banks)	$77,807
9,100	Centrais Eletricas Brasileiras SA Class B (Electric Utilities)	33,894
7,800	Cia Energetica de Minas Gerais (Electric Utilities)	15,535
19,800	Gerdau SA (Metals & Mining)	44,963
6,200	Itau Unibanco Holding SA (Commercial Banks)	59,255
15,500	Itausa – Investimentos Itau SA (Commercial Banks)	39,029
9,600	Lojas Americanas SA (Multiline Retail)	44,745
58,100	Petroleo Brasileiro SA* (Oil, Gas & Consumable Fuels)	172,818
5,400	Suzano Papel e Celulose SA Class A (Paper & Forest Products)	20,615
32,300	Vale SA (Metals & Mining)	147,823

		656,484

Colombia – 0.0%
2,928	Grupo Argos SA (Construction Materials)	17,988

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Preferred Stocks – (continued)
Colombia – (continued)
62,552	Grupo Aval Acciones y Valores SA (Commercial Banks)	$26,130
1,391	Grupo de Inversiones Suramericana SA (Diversified Financial Services)	18,555

		62,673

Germany – 0.7%
5,685	Jungheinrich AG (Machinery)	536,356
831	Sartorius AG (Health Care Equipment & Supplies)	205,359
29,271	Volkswagen AG (Automobiles)	4,246,142

		4,987,857

Panama – 0.0%
46,754	Avianca Holdings SA (Airlines)	34,302

Russia* – 0.0%
14	AK Transneft OAO (Oil, Gas & Consumable Fuels)	43,308
67,200	Surgutneftegas OAO (Oil, Gas & Consumable Fuels)	43,567

		86,875

TOTAL PREFERRED STOCKS – 0.8%
(Cost $5,835,747)		$5,828,191

Units	Description	Expiration Date	Value
Rights* – 0.0%
Sweden – 0.0%
38,871	Hemfosa Fastigheter AB	05/10/16	$14,037

Thailand – 0.0%
47,367	True Corp. PCL	06/30/16	373

TOTAL RIGHTS
(Cost $–)			$14,410

Shares	Description	Value
Exchange Traded Fund – 0.1%
18,600	iShares MSCI Frontier 100 ETF JDR	$467,790
(Cost $465,694)

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(b) – 6.8%
Repurchase Agreements – 6.8%
Joint Repurchase Agreement Account II
$44,500,000	0.290%	05/02/16	$44,500,000
(Cost $44,500,000)

TOTAL INVESTMENTS – 100.5%
(Cost $659,519,794)			$658,998,643

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%			(3,591,070)

NET ASSETS – 100.0%			$655,407,573

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $2,228,285, which represents approximately 0.3% of net assets as of April 30, 2016.
(b)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 61.

Currency Abbreviations:
AED	—United Arab Emirates Dirham
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
DKK	—Danish Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
SGD	—Singapore Dollar
THB	—Thai Baht
TRY	—Turkish Lira
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Investment Abbreviations:
ADR	—American Depositary Receipt
CP	—Commercial Paper
ETF	—Exchange Traded Fund
GDR	—Global Depository Receipt
LLC	—Limited Liability Company
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Bank of America Securities LLC	DKK	117,430	USD	18,003	$18,092	06/15/16	$89
	ILS	183,090	USD	48,795	49,042	06/15/16	247
	SEK	115,830	USD	14,326	14,448	06/15/16	122
	USD	105,431	AUD	137,520	104,361	06/15/16	1,070
Commonwealth Bank of Australia	JPY	47,168,940	USD	441,299	443,872	06/15/16	2,574
	USD	423,339	AUD	555,740	421,740	06/15/16	1,599
	USD	334,191	CHF	319,770	334,011	06/15/16	180
	USD	833,305	EUR	726,690	833,277	06/15/16	28
	USD	486,882	GBP	332,350	485,678	06/15/16	1,203
	USD	4,399	ILS	16,410	4,396	06/15/16	3
	USD	844	NZD	1,210	843	06/15/16	1
	USD	15,015	SEK	120,280	15,003	06/15/16	12
State Street Bank and Trust	CAD	55,636	USD	44,180	44,342	05/02/16	163
	CAD	57,399	USD	45,740	45,747	05/04/16	8
	EUR	49,320	USD	55,671	56,477	05/02/16	807
	EUR	17,487	USD	19,851	20,025	05/03/16	174
	EUR	74,823	USD	85,627	85,686	05/04/16	59
	GBP	27,038	USD	39,462	39,507	05/04/16	45
	JPY	837,327	USD	7,545	7,870	05/02/16	325
	JPY	834,382	USD	7,508	7,843	05/06/16	335
	USD	316,702	CAD	396,730	316,194	05/03/16	508
TOTAL							$9,552

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC	CHF	225,320	USD	236,044	$235,354	06/15/16	$(690)
	USD	4,959,768	AUD	6,673,530	5,064,405	06/15/16	(104,638)
	USD	6,301,055	CHF	6,249,575	6,527,892	06/15/16	(226,837)
	USD	1,416,417	DKK	9,573,420	1,474,979	06/15/16	(58,563)
	USD	22,807,722	EUR	20,621,220	23,645,839	06/15/16	(838,117)
	USD	14,458,105	GBP	10,168,390	14,859,536	06/15/16	(401,431)
	USD	7,513,508	HKD	58,324,715	7,522,300	06/15/16	(8,792)
	USD	526,636	ILS	2,052,510	549,777	06/15/16	(23,141)
	USD	18,114,527	JPY	2,034,207,835	19,142,431	06/15/16	(1,027,904)
	USD	553,053	NOK	4,729,435	587,246	06/15/16	(34,193)
	USD	237,401	NZD	351,650	244,932	06/15/16	(7,531)

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Bank of America Securities LLC (continued)	USD	2,386,304	SEK	20,203,760	$2,520,112	06/15/16	$(133,808)
	USD	1,125,483	SGD	1,555,625	1,155,465	06/15/16	(29,981)
Commonwealth Bank of Australia	SGD	26,230	USD	19,501	19,483	06/15/16	(18)
	USD	4,958,900	AUD	6,673,530	5,064,405	06/15/16	(105,506)
	USD	6,304,869	CHF	6,249,575	6,527,892	06/15/16	(223,023)
	USD	1,441,461	DKK	9,734,090	1,499,733	06/15/16	(58,273)
	USD	21,484,209	EUR	19,466,770	22,322,060	06/15/16	(837,851)
	USD	14,402,613	GBP	10,131,020	14,804,925	06/15/16	(402,312)
	USD	6,802,552	HKD	52,799,945	6,809,755	06/15/16	(7,203)
	USD	527,094	ILS	2,052,510	549,777	06/15/16	(22,683)
	USD	17,578,871	JPY	1,973,650,205	18,572,568	06/15/16	(993,697)
	USD	572,118	NOK	4,873,795	605,170	06/15/16	(33,053)
	USD	217,850	NZD	323,640	225,422	06/15/16	(7,571)
	USD	2,387,925	SEK	20,203,760	2,520,112	06/15/16	(132,186)
	USD	996,043	SGD	1,380,815	1,025,622	06/15/16	(29,578)
State Street Bank and Trust	USD	23,598	JPY	2,620,522	24,630	05/02/16	(1,032)
TOTAL							$(5,749,612)

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – 30.6%
Aerospace & Defense(a)(b) – 0.1%
Huntington Ingalls Industries, Inc.
$295,000	5.000%	11/15/25	$310,488

Automotive(b) – 0.3%
Affinia Group, Inc.
199,000	7.750	05/01/21	205,965
Schaeffler Finance BV(a)
700,000	4.250	05/15/21	714,875

			920,840

Banks – 0.1%
Banco Nacional de Costa Rica(a)
120,000	5.875	04/25/21	120,300
Oschadbank Via SSB#1 PLC(c)
200,000	9.375	03/10/23	181,000

			301,300

Building Materials(b) – 0.7%
American Builders & Contractors Supply Co., Inc.(a)
640,000	5.625	04/15/21	662,400
Gibraltar Industries, Inc.
500,000	6.250	02/01/21	507,500
Masonite International Corp.(a)
1,000,000	5.625	03/15/23	1,042,500

			2,212,400

Consumer Cyclical Services(b) – 1.1%
CEB, Inc.(a)
36,000	5.625	06/15/23	36,180
First Data Corp.(a)
600,000	6.750	11/01/20	631,500
800,000	5.000	01/15/24	808,000
Iron Mountain, Inc.(a)
1,000,000	6.000	10/01/20	1,060,000
United Rentals North America, Inc.
750,000	5.875	09/15/26	750,000

			3,285,680

Consumer Noncyclical(b) – 0.2%
NeuStar, Inc.
775,000	4.500	01/15/23	639,375

Consumer Products - Household & Leisure(b) – 1.0%
Newell Brands, Inc.(a)
667,000	5.000	11/15/23	702,018
Spectrum Brands, Inc.
1,015,000	5.750	07/15/25	1,075,900
The Scotts Miracle-Gro Co.(a)
1,200,000	6.000	10/15/23	1,269,000

			3,046,918

Diversified Financial Services – 0.3%
Bankrate, Inc.(a)(b)
700,000	6.125	08/15/18	700,000
Ukreximbank Via Biz Finance PLC
225,000	9.625	04/27/22	206,156

			906,156

Corporate Obligations – (continued)
Energy – 1.6%
Blue Racer Midstream LLC/Blue Racer Finance Corp.(a)(b)
1,300,000	6.125	11/15/22	1,150,500
CITGO Petroleum Corp.(a)(b)
500,000	6.250	08/15/22	487,500
Pertamina Persero PT
115,000	4.875	05/03/22	118,594
290,000	4.300	05/20/23	287,716
Petroleos de Venezuela SA
50,000	5.125	10/28/16	43,775
65,000	9.000	11/17/21	25,519
1,721,603	6.000	05/16/24	585,173
2,141,015	6.000	11/15/26	722,164
130,000	5.375	04/12/27	45,695
70,000	5.500	04/12/37	24,581
Petroleos Mexicanos
222,000	8.000	05/03/19	247,086
415,000	6.375	02/04/21	447,071
124,000	5.500	06/27/44	109,120
235,000	6.375	01/23/45	232,063
71,000	5.625	01/23/46	63,190
State Oil Company of the Azerbaijan Republic
200,000	4.750	03/13/23	180,500

			4,770,247

Energy - Exploration & Production – 1.1%
Continental Resources, Inc.(b)
374,000	4.500	04/15/23	334,262
Halcon Resources Corp.(a)(b)
375,000	8.625	02/01/20	311,250
KazMunayGas National Co. JSC
190,000	9.125	07/02/18	208,525
200,000	7.000	05/05/20	213,500
275,000	6.375	04/09/21	288,063
Linn Energy LLC/Linn Energy Finance Corp.(b)
655,000	6.250	11/01/19	68,775
MEG Energy Corp.(a)(b)
450,000	6.375	01/30/23	343,125
150,000	7.000	03/31/24	117,000
Memorial Production Partners LP/Memorial Production Finance Corp.(b)
200,000	7.625	05/01/21	84,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(b)
700,000	10.000	06/01/20	315,000
72,000	10.750	10/01/20	1,620
300,000	9.250	06/01/21	6,000
Newfield Exploration Co.(b)
380,000	5.375	01/01/26	376,200
PDC Energy, Inc.(b)
500,000	7.750	10/15/22	517,500
Peabody Energy Corp.(d)
40,000	6.250	11/15/21	4,100

			3,188,920

Energy - Services(a)(b) – 0.3%
Hiland Partners Holdings LLC/Hiland Partners Finance Corp.
757,000	5.500	05/15/22	748,318

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Entertainment & Leisure(b) – 0.9%
AMC Entertainment, Inc.
$200,000	5.875%	02/15/22	$208,000
Cinemark USA, Inc.
1,000,000	4.875	06/01/23	1,000,000
ClubCorp Club Operations, Inc.(a)
700,000	8.250	12/15/23	691,250
Sabre GLBL, Inc.(a)
800,000	5.250	11/15/23	816,000

			2,715,250

Finance – 0.8%
Ally Financial, Inc.
1,000,000	4.125	03/30/20	1,026,250
CIT Group, Inc.(a)
500,000	5.500	02/15/19	523,750
Icahn Enterprises LP/Icahn Enterprises Finance Corp.(b)
1,000,000	5.875	02/01/22	953,750

			2,503,750

Finance Insurance(a)(b) – 0.2%
HUB International Ltd.
200,000	9.250	02/15/21	210,000
400,000	7.875	10/01/21	393,000

			603,000

Food & Beverage(b) – 0.5%
B&G Foods, Inc.
700,000	4.625	06/01/21	710,500
NBTY, Inc.
603,000	9.000	10/01/18	615,814

			1,326,314

Gaming – 1.3%
Boyd Gaming Corp.(a)(b)
470,000	6.375	04/01/26	481,163
GLP Capital LP/GLP Financing II, Inc.
250,000	4.375	04/15/21	255,625
714,000	5.375	04/15/26	744,345
MGM Resorts International
1,100,000	6.625	12/15/21	1,171,500
MGP Escrow Issuer LLC/MGP Escrow Co-Issuer, Inc.(a)(b)
170,000	5.625	05/01/24	176,800
Seminole Hard Rock Entertainment, Inc.(a)(b)
1,000,000	5.875	05/15/21	1,010,000

			3,839,433

Health Care - Medical Products – 0.6%
Fresenius Medical Care US Finance II, Inc.(a)
700,000	5.875	01/31/22	778,750
Grifols Worldwide Operations Ltd.(b)
965,000	5.250	04/01/22	993,950

			1,772,700

Health Care - Pharmaceuticals – 0.8%
Mallinckrodt International Finance SA
678,000	4.750	04/15/23	564,435

Corporate Obligations – (continued)
Health Care - Pharmaceuticals – (continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC(a)(b)
300,000	5.500	04/15/25	273,000
Quintiles Transnational Corp.(a)(b)
1,000,000	4.875	05/15/23	1,022,500
Valeant Pharmaceuticals International, Inc.(a)(b)
200,000	6.750	08/15/18	193,500
310,000	6.125	04/15/25	258,075

			2,311,510

Health Care - Services – 1.9%
Acadia Healthcare Co., Inc.(b)
825,000	5.625	02/15/23	843,562
Amsurg Corp.(b)
1,000,000	5.625	07/15/22	1,027,500
Centene Corp.(a)(b)
235,000	5.625	02/15/21	247,925
235,000	6.125	02/15/24	248,512
CHS/Community Health Systems, Inc.(b)
700,000	5.125	08/01/21	707,000
200,000	6.875	02/01/22	182,000
DaVita HealthCare Partners, Inc.(b)
1,000,000	5.125	07/15/24	1,020,000
210,000	5.000	05/01/25	210,263
HCA, Inc.
114,000	5.375	02/01/25	116,280
900,000	5.250	04/15/25	931,500

			5,534,542

Lodging(a)(b) – 0.3%
Interval Acquisition Corp.
1,000,000	5.625	04/15/23	1,020,000

Machinery(a) – 0.1%
Boart Longyear Management Pty Ltd.
500,000	10.000	10/01/18	306,250

Media - Broadcasting & Radio(a)(b) – 1.4%
Sinclair Television Group, Inc.
1,000,000	5.625	08/01/24	1,027,500
240,000	5.875	03/15/26	249,000
Sirius XM Radio, Inc.
1,200,000	4.625	05/15/23	1,188,000
Townsquare Media, Inc.
500,000	6.500	04/01/23	482,500
Univision Communications, Inc.
1,200,000	5.125	02/15/25	1,188,000

			4,135,000

Media - Cable – 2.3%
Altice US Finance I Corp.(a)(b)
900,000	5.375	07/15/23	918,000
CCO Holdings LLC/CCO Holdings Capital Corp.(b)
600,000	5.125	02/15/23	616,500
CCO Safari II LLC(a)(b)
1,000,000	4.908	07/23/25	1,077,428
CSC Holdings LLC
1,100,000	6.750	11/15/21	1,133,000
100,000	5.250	06/01/24	91,500

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Corporate Obligations – (continued)
Media - Cable – (continued)
Numericable-SFR SA(a)(b)
$200,000	6.000%	05/15/22	$200,250
1,000,000	6.250	05/15/24	972,500
Videotron Ltd.
600,000	5.000	07/15/22	624,000
Virgin Media Secured Finance PLC(a)(b)
1,100,000	5.250	01/15/26	1,105,500

			6,738,678

Media - Non Cable(b) – 1.4%
LIN Television Corp.
800,000	6.375	01/15/21	836,000
Nielsen Finance LLC/Nielsen Finance Co.(a)
990,000	5.000	04/15/22	1,009,800
Outfront Media Capital LLC/Outfront Media Capital Corp.
1,090,000	5.875	03/15/25	1,139,050
VeriSign, Inc.
1,000,000	4.625	05/01/23	1,030,000

			4,014,850

Metals & Mining – 0.4%
Corp. Nacional del Cobre de Chile
107,000	3.875	11/03/21	111,986
185,000	4.500	09/16/25	192,245
Hecla Mining Co.(b)
400,000	6.875	05/01/21	372,000
New Gold, Inc.(a)(b)
645,000	6.250	11/15/22	593,400
Oshkosh Corp.(b)
41,000	5.375	03/01/25	41,922

			1,311,553

Packaging – 1.3%
Ball Corp.
100,000	4.000	11/15/23	99,250
775,000	5.250	07/01/25	817,625
Owens-Brockway Glass Container, Inc.(a)
500,000	5.875	08/15/23	537,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/ Reynolds
Group Issuer Lu(b)
1,167,000	5.750	10/15/20	1,210,763
Sealed Air Corp.(a)(b)
1,000,000	5.125	12/01/24	1,048,750

			3,713,888

Pipelines(b) – 2.1%
Energy Transfer Equity LP
498,000	5.500	06/01/27	428,280
Genesis Energy LP/Genesis Energy Finance Corp.
283,000	6.750	08/01/22	271,680
161,000	6.000	05/15/23	148,925
500,000	5.625	06/15/24	452,500
MPLX LP(a)
500,000	4.875	12/01/24	481,250
500,000	4.875	06/01/25	480,000

Corporate Obligations – (continued)
ONEOK, Inc.
285,000	7.500	09/01/23	288,562
Regency Energy Partners LP/Regency Energy Finance Corp.
1,000,000	5.000	10/01/22	978,750
Rose Rock Midstream LP/Rose Rock Finance Corp.
473,000	5.625	07/15/22	392,590
Sabine Pass Liquefaction LLC
800,000	5.625	02/01/21	796,000
300,000	5.625	03/01/25	291,000
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
742,000	5.500	08/15/22	593,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
500,000	5.250	05/01/23	480,000

			6,083,137

Real Estate(b) – 0.5%
Communications Sales & Leasing, Inc./CSL Capital LLC(a)
550,000	6.000	04/15/23	548,625
RHP Hotel Properties LP/RHP Finance Corp.
940,000	5.000	04/15/23	968,200

			1,516,825

Retailers – 1.3%
CVS Health Corp.(a)(b)
600,000	4.750	12/01/22	674,537
Dollar Tree, Inc.(a)(b)
1,000,000	5.750	03/01/23	1,067,500
GameStop Corp.(a)(b)
600,000	5.500	10/01/19	583,241
L Brands, Inc.
680,000	5.625	02/15/22	749,700
795,000	6.875	11/01/35	874,500

			3,949,478

Technology - Hardware – 0.8%
CommScope, Inc.(a)(b)
390,000	5.500	06/15/24	393,900
NCR Corp.(b)
1,000,000	5.000	07/15/22	1,000,000
Sensata Technologies BV(a)
1,080,000	5.000	10/01/25	1,084,946

			2,478,846

Technology - Software/Services(b) – 1.2%
Equinix, Inc.
100,000	5.375	04/01/23	104,250
800,000	5.750	01/01/25	838,000
MSCI, Inc.(a)
1,000,000	5.250	11/15/24	1,050,000
Western Digital Corp.(a)
66,000	7.375	04/01/23	66,619
Zayo Group LLC/Zayo Capital, Inc.(a)
1,500,000	6.375	05/15/25	1,569,375

			3,628,244

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Corporate Obligations – (continued)
	Telecommunications - Cellular – 0.7%
	SoftBank Group Corp.
	$600,000	4.500	%(a)	04/15/20	$609,000
	400,000	6.000	(b)	07/30/25	418,000
	T-Mobile USA, Inc.(b)
	500,000	6.625		04/01/23	535,000
	400,000	6.375		03/01/25	423,000

					1,985,000

	Telecommunications - Satellites(b) – 0.0%
	Intelsat Jackson Holdings SA
	100,000	5.500		08/01/23	63,500

	Transportation – 0.1%
	Air Medical Merger Sub Corp.(a)(b)
	240,000	6.375		05/15/23	230,400
	Pelabuhan Indonesia II PT
	200,000	4.250		05/05/25	194,250

					424,650

	Utilities - Electric(b) – 0.3%
	NRG Energy, Inc.
	570,000	6.250		05/01/24	555,750
	Talen Energy Supply LLC(a)
	450,000	5.125		07/15/19	426,375

					982,125

	Wireless Telecommunications – 1.7%
	Altice Financing SA(a)(b)
	600,000	6.500		01/15/22	604,500
	Altice Luxembourg SA(a)(b)
	350,000	7.750		05/15/22	350,175
	Digicel Group Ltd.(a)(b)
	600,000	8.250		09/30/20	547,500
	Digicel Ltd.(a)(b)
	400,000	6.000		04/15/21	366,000
	DigitalGlobe, Inc.(a)(b)
	1,200,000	5.250		02/01/21	1,089,000
	Hughes Satellite Systems Corp.
	185,000	7.625		06/15/21	206,275
	Inmarsat Finance PLC(a)(b)
	1,029,000	4.875		05/15/22	967,260
	Sprint Corp.
	550,000	7.875		09/15/23	428,312
	500,000	7.625	(b)	02/15/25	376,250
	Wind Acquisition Finance SA(a)(b)
	240,000	4.750		07/15/20	230,400

					5,165,672

	Wirelines Telecommunications – 0.9%
	Anixter, Inc.
	500,000	5.125		10/01/21	508,750
	CenturyLink, Inc.
	483,000	5.625		04/01/20	498,246
	499,000	5.625	(b)	04/01/25	454,384
	Frontier Communications Corp.(a)(b)
	240,000	11.000		09/15/25	243,000

	Corporate Obligations – (continued)
	Wirelines Telecommunications – (continued)
	Level 3 Financing, Inc.(b)
	100,000	5.375		05/01/25	102,250
	West Corp.(a)(b)
	800,000	5.375		07/15/22	726,000

					2,532,630

	TOTAL CORPORATE OBLIGATIONS
	( Cost $91,561,953)				$90,987,467

	Foreign Debt Obligations – 34.2%
	Sovereign – 34.2%
	Brazil Letras do Tesouro Nacional(e)
BRL	1,995,000	0.000%		01/01/17	$531,421
	2,300,000	0.000		01/01/19	486,439
	Brazil Notas do Tesouro Nacional
	11,000,000	10.000		01/01/18	3,076,551
	5,830,000	10.000		01/01/21	1,550,578
	6,690,000	10.000		01/01/25	1,680,284
	514,724	6.000		05/15/35	148,040
	1,030,558	6.000		08/15/50	296,184
	Dominican Republic
	$125,000	7.500		05/06/21	137,031
	375,000	5.875		04/18/24	385,781
	490,000	5.500		01/27/25	490,000
	265,000	6.875		01/29/26	284,212
	550,000	6.875	(a)	01/29/26	589,875
	100,000	7.450		04/30/44	106,000
	595,000	6.850		01/27/45	595,744
	Ecuador Government International Bond
	200,000	10.500		03/24/20	189,000
	190,000	7.950		06/20/24	166,250
	Federal Republic of Brazil
	85,000	4.875		01/22/21	86,488
	715,000	2.625		01/05/23	620,262
	445,000	4.250		01/07/25	413,182
	515,000	6.000		04/07/26	531,222
	65,000	8.250		01/20/34	74,831
	425,000	5.000		01/27/45	343,187
	Government of Jamaica
	165,000	8.000		06/24/19	179,644
	545,000	6.750		04/28/28	563,394
	Hungary Government Bond
HUF	40,400,000	5.500		12/22/16	152,417
	80,640,000	6.750		02/24/17	309,737
	73,500,000	6.750		11/24/17	293,789
	9,640,000	2.500		06/22/18	36,204
	100,000,000	6.500		06/24/19	420,980
	$84,000	6.375		03/29/21	95,655
	462,000	5.375		02/21/23	509,355
	544,000	5.750		11/22/23	614,720
HUF	92,710,000	6.000		11/24/23	410,666
	$267,000	5.375		03/25/24	296,370
HUF	104,500,000	3.000		06/26/24	379,872
	245,970,000	5.500		06/24/25	1,067,061
	$40,000	7.625		03/29/41	56,450

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Indonesia Government Bond
IDR	8,157,000,000	7.875%		04/15/19	$626,248
	2,718,000,000	5.625		05/15/23	183,165
	35,359,000,000	8.375		03/15/24	2,772,309
	6,601,000,000	9.000		03/15/29	542,515
	22,173,000,000	8.750		05/15/31	1,805,907
	2,807,000,000	8.375		03/15/34	222,041
	Islamic Republic of Pakistan
	$125,000	6.875		06/01/17	129,481
	110,000	8.250		04/15/24	115,897
	75,000	8.250	(a)	04/15/24	79,020
	Jordan Government International Bond(a)
	100,000	6.125		01/29/26	105,625
	Malaysia Government Bond
MYR	905,000	4.262		09/15/16	233,078
	365,000	4.012		09/15/17	94,785
	3,460,000	3.654		10/31/19	890,778
	9,794,000	4.181		07/15/24	2,548,864
	4,181,000	3.955		09/15/25	1,074,057
	Mexican Udibonos
MXN	6,103,560	4.000		06/13/19	373,884
	Morocco Government Bond
	$125,000	4.250		12/11/22	129,375
	Perusahaan Penerbit SBSN
	160,000	4.325		05/28/25	162,000
	624,000	4.550	(a)	03/29/26	636,480
	Philippine Government Bond
PHP	6,780,000	3.625		09/09/25	143,894
	Poland Government Bond
PLN	1,335,000	4.750		10/25/16	355,303
	2,710,000	5.500		10/25/19	798,001
	80,000	1.500		04/25/20	20,560
	280,000	5.250		10/25/20	83,444
	4,440,000	5.750		09/23/22	1,385,421
	8,023,000	3.250		07/25/25	2,154,510
	1,647,000	2.500		07/25/26	409,926
	Republic of Angola
	$150,000	9.500	(a)	11/12/25	147,188
	75,000	9.500		11/12/25	73,594
	Republic of Argentina
	175,000	8.750		06/02/17	183,050
	240,000	6.250	(a)	04/22/19	249,912
	1,085,000	6.875	(a)	04/22/21	1,120,805
	655,000	7.500	(a)	04/22/26	669,737
	1,076,765	8.280		12/31/33	1,127,912
	801,000	2.500	(c)	12/31/38	510,637
	50,000	7.625	(a)	04/22/46	49,250
	Republic of Azerbaijan
	175,000	4.750		03/18/24	169,750
	Republic of Belize(c)
	150,000	5.000		02/20/38	85,500
	Republic of Cameroon
	40,000	9.500		11/19/25	39,200
	Republic of Chile
CLP	15,000,000	5.500		08/05/20	24,114

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Colombia
COP	1,163,000,000	5.000		11/21/18	387,179
	$120,000	4.375		07/12/21	125,400
	110,000	4.000		02/26/24	110,550
COP	6,386,300,000	10.000		07/24/24	2,516,463
	$230,000	4.500		01/28/26	235,750
COP	2,742,200,000	7.500		08/26/26	917,895
	5,030,000,000	6.000		04/28/28	1,467,599
	$155,000	7.375		09/18/37	187,937
	370,000	5.625		02/26/44	379,250
	Republic of Costa Rica
	60,000	4.375		04/30/25	53,475
	50,000	7.000		04/04/44	46,375
	225,000	7.158		03/12/45	211,500
	Republic of Croatia
	515,000	6.750		11/05/19	565,212
	35,000	6.750		11/05/19	38,413
	325,000	6.375		03/24/21	355,469
	790,000	5.500		04/04/23	837,400
	Republic of Egypt
	250,000	5.875		06/11/25	225,625
	Republic of Gabon
	200,000	6.375		12/12/24	174,750
	Republic of Ghana
	80,000	7.875		08/07/23	64,000
	Republic of Guatemala
	20,000	5.750		06/06/22	21,925
	445,000	4.500	(a)	05/03/26	441,662
	30,000	4.875		02/13/28	30,600
	Republic of Indonesia
	100,000	3.375		04/15/23	99,125
	120,000	5.875		01/15/24	136,650
	165,000	4.125		01/15/25	168,713
	100,000	4.750		01/08/26	106,250
IDR	18,233,000,000	8.375		09/15/26	1,444,123
	$455,000	6.625		02/17/37	538,606
	275,000	7.750		01/17/38	360,594
	380,000	5.125		01/15/45	386,175
	Republic of Ivory Coast(c)
	1,792,000	5.750		12/31/32	1,630,720
	Republic of Kazakhstan
	300,000	6.500		07/21/45	327,750
	Republic of Kenya
	390,000	6.875		06/24/24	367,087
	Republic of Namibia(a)
	55,000	5.250		10/29/25	54,244
	Republic of Panama
	175,000	4.000		09/22/24	183,750
	86,000	8.875		09/30/27	123,518
	270,000	3.875		03/17/28	274,725
	538,000	6.700		01/26/36	688,640
	Republic of Paraguay
	445,000	4.625		01/25/23	451,119
	360,000	5.000	(a)	04/15/26	368,100
	165,000	6.100		08/11/44	168,300

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Peru
	$105,000	7.350%		07/21/25	$140,543
	111,000	4.125		08/25/27	118,604
PEN	110,000	6.950		08/12/31	34,627
	790,000	6.900		08/12/37	245,603
	Republic of Philippines
	$40,000	4.200		01/21/24	45,400
	119,000	10.625		03/16/25	194,416
	200,000	5.500		03/30/26	250,500
	60,000	9.500		02/02/30	102,525
	77,000	6.375		10/23/34	109,629
	238,000	3.700		03/01/41	253,470
	Republic of Romania
RON	820,000	6.750		06/11/17	222,887
	750,000	5.950		06/11/21	220,325
	800,000	5.850		04/26/23	236,225
	$90,000	4.875		01/22/24	98,438
RON	1,215,000	4.750		02/24/25	335,846
	1,150,000	5.800		07/26/27	338,974
	$886,000	6.125		01/22/44	1,086,236
	Republic of Serbia
	645,000	4.875		02/25/20	660,319
	Republic of Slovenia
	540,000	5.500		10/26/22	609,299
	220,000	5.850		05/10/23	253,182
	495,000	5.250		02/18/24	554,865
	Republic of South Africa
ZAR	7,955,000	8.250		09/15/17	561,702
	26,530,486	6.750		03/31/21	1,732,828
	$200,000	4.665		01/17/24	200,700
	130,000	5.875		09/16/25	140,238
ZAR	61,420,137	10.500		12/21/26	4,757,073
	7,916,667	8.000		01/31/30	498,265
	4,943,538	7.000		02/28/31	281,118
	3,200,000	6.250		03/31/36	159,770
	22,540,000	6.500		02/28/41	1,115,947
	$50,000	6.250		03/08/41	54,675
	Republic of Sri Lanka
	275,000	6.125		06/03/25	258,500
	210,000	6.850	(a)	11/03/25	205,275
	Republic of Turkey
TRY	1,380,000	0.000	(e)	12/14/16	466,699
	3,010,000	6.300		02/14/18	1,026,767
	1,750,000	8.500		07/10/19	616,690
	$100,000	7.500		11/07/19	114,625
	400,000	7.375		02/05/25	484,500
TRY	10,949,564	8.000		03/12/25	3,658,986
	$100,000	4.250		04/14/26	99,125
	130,000	4.875		10/09/26	134,225
	110,000	4.875		04/16/43	102,850
	140,000	6.625		02/17/45	165,396
	Republic of Uruguay
	197,000	4.375		10/27/27	202,910
	150,000	7.625		03/21/36	194,625
	505,000	5.100		06/18/50	473,437

	Foreign Debt Obligations – (continued)
	Sovereign – (continued)
	Republic of Venezuela
	245,000	6.000		12/09/20	89,425
	60,000	12.750		08/23/22	27,825
	110,000	9.000		05/07/23	41,938
	485,000	8.250		10/13/24	181,269
	70,000	9.250		05/07/28	26,950
	74,000	11.950		08/05/31	31,450
	108,000	9.375		01/13/34	41,580
	375,000	7.000		03/31/38	134,063
	Republic of Zambia
	225,000	5.375		09/20/22	167,344
	Russian Federation Bond
RUB	23,130,000	6.900		08/03/16	353,543
	14,095,000	7.500		02/27/19	208,438
	20,887,000	6.700		05/15/19	302,248
	7,800,000	7.600		04/14/21	114,524
	39,550,000	7.600		07/20/22	574,561
	55,960,000	7.000		01/25/23	789,993
	38,780,000	7.000		08/16/23	543,821
	$200,000	4.875		09/16/23	212,600
RUB	19,771,000	8.150		02/03/27	294,212
	$375,725	7.500	(c)	03/31/30	456,976
	200,000	5.625		04/04/42	209,500
	Socialist Republic of Vietnam
	120,000	6.750		01/29/20	133,350
	30,000	4.800		11/19/24	30,578
	Thailand Government Bond
THB	35,740,000	3.875		06/13/19	1,097,452
	14,770,000	3.650		12/17/21	468,908
	42,880,000	3.850		12/12/25	1,446,719
	Ukraine Government Bond
	$178,739	7.750	(a)	09/01/19	172,483
	300,000	7.750		09/01/19	289,500
	45,000	7.750	(a)	09/01/22	42,885
	155,000	7.750		09/01/23	147,095
	75,000	7.750	(a)	09/01/24	71,063
	20,000	7.750	(a)	09/01/25	18,800
	360,000	7.750		09/01/26	336,780
	125,000	7.750	(a)	09/01/26	116,938
	515,000	7.750		09/01/27	480,237
	25,000	7.750	(a)	09/01/27	23,313
	1,122,000	0.000	(f)	05/31/40	345,576
	United Mexican States
	60,000	5.625		01/15/17	61,740
	126,000	5.950		03/19/19	140,805
MXN	27,172,000	5.000		12/11/19	1,580,871
	16,950,000	6.500		06/10/21	1,039,087
	5,750,000	8.000		12/07/23	381,639
	63,113,000	10.000		12/05/24	4,717,342
	3,500,000	10.000		12/05/24	261,605
	$375,000	4.125		01/21/26	393,750
MXN	4,250,000	7.500		06/03/27	276,084
	3,500,000	8.500		05/31/29	245,548
	$75,000	6.750		09/27/34	97,500
MXN	3,350,000	10.000		11/20/36	273,436
	$142,000	6.050		01/11/40	168,803

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Foreign Debt Obligations – (continued)
Sovereign – (continued)
United Mexican States – (continued)
$182,000	4.750%	03/08/44	$183,820
50,000	4.600	01/23/46	49,375

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $97,986,770)			$101,682,892

Structured Notes(a) – 0.3%
Republic of Indonesia (Issuer JPMorgan Chase Bank NA)
$4,400,000,000	8.750%	05/19/31	$358,363
7,855,000,000	8.375	03/17/34	621,351

TOTAL STRUCTURED NOTES
(Cost $853,279)			$979,714

U.S. Treasury Obligation – 0.6%
United States Treasury Note
$1,905,000	1.000%	12/31/17	$1,913,401
(Cost $1,910,520)

Bank Loans(g) – 24.9%
Aerospace & Defense – 0.2%
BE Aerospace, Inc.
$235,133	4.000%	12/16/21	$236,358
Transdigm, Inc.
247,481	3.750	06/04/21	245,935

			482,293

Airlines – 0.8%
American Airlines, Inc.
1,000,000	3.250	06/27/20	993,380
CEVA Group PLC
54,585	6.500	03/19/21	47,625
Delta Air Lines, Inc.
746,144	3.250	10/18/18	748,114
500,000	4.750	07/30/21	490,715
US Airways Group, Inc.
247,475	3.500	05/23/19	247,398

			2,527,232

Automotive - Parts – 1.0%
Allison Transmission, Inc.
247,468	3.500	08/23/19	247,624
Capital Automotive LP
200,725	4.000	04/10/19	201,227
Chrysler Group LLC
1,019,026	3.250	12/31/18	1,017,753
Evergreen Skills Lux S.a.r.l.
610,703	5.750	04/28/21	534,366
Gates Global LLC
184,367	4.250	07/06/21	176,268
Jaguar Holding Company II
745,619	4.250	08/18/22	743,911

			2,921,149

Bank Loans(g) – (continued)
Building Materials – 0.6%
American Builders & Contractors Supply Co., Inc.
395,674	3.500	04/16/20	396,169
Jeld-Wen, Inc.
995,000	4.750	07/01/22	995,627
Wilsonart LLC
310,412	4.000	10/31/19	309,505

			1,701,301

Chemicals – 0.4%
Ineos US Finance LLC
410,697	3.750	05/04/18	409,596
247,499	4.250	03/31/22	245,798
MacDermid, Inc.
593,985	5.500	06/07/20	582,973

			1,238,367

Consumer Cyclical Services – 0.5%
First Data Corp.
1,500,000	4.439	03/24/21	1,503,120
Samsonite International SA
77,922	4.000	04/13/23	78,487

			1,581,607

Consumer Products - Household & Leisure – 0.4%
Affinion Group, Inc.
340,984	6.750	04/30/18	300,137
B&G Foods, Inc.
129,729	3.750	11/02/22	130,378
Life Time Fitness, Inc.
600,000	4.250	06/10/22	596,250
Revlon Consumer Products Corp.
243,173	4.000	10/08/19	243,781

			1,270,546

Diversified Manufacturing – 0.1%
Emerald US Inc.
98,870	5.000	05/09/21	88,406
Rexnord LLC
247,462	4.000	08/21/20	245,606

			334,012

Energy – 0.2%
CJ Holding Co.
495,000	6.500	03/23/20	266,062
Seadrill Partners Finco LLC
745,178	4.000	02/21/21	365,756
Templar Energy LLC
673,042	8.500	11/25/20	66,180

			697,998

Energy - Exploration & Production – 0.0%
Murray Energy Corp.
99,222	7.500	04/16/20	66,925

Entertainment – 0.4%
AMC Entertainment, Inc.
140,295	4.000	12/15/22	140,821

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Entertainment – (continued)
Sabre, Inc.
$247,462	4.500%	02/19/19	$247,462
Zuffa LLC
989,776	3.750	02/25/20	979,631

			1,367,914

Environmental – 0.1%
Tervita Corp.
201,023	6.250	05/15/18	181,925

Finance Insurance – 0.4%
Hub International Ltd.
1,090,670	4.250	10/02/20	1,077,494

Financial Services – 0.4%
AlixPartners LLP
497,500	4.500	07/28/22	499,366
New Millennium Holdco, Inc.
165,654	7.500	12/21/20	123,412
Sophia LP
497,500	4.750	09/30/22	496,256

			1,119,034

Food & Beverage – 0.5%
NBTY, Inc.
650,000	5.000	04/26/23	651,761
US Foods, Inc.
1,000,000	4.500	03/31/19	998,750

			1,650,511

Food & Drug Retailers – 0.6%
ON Semiconductor Corp.
1,579,600	5.250	03/31/23	1,585,855
Rite Aid Corp.
250,000	5.750	08/21/20	250,520

			1,836,375

Gaming – 0.7%
Boyd Gaming Corp.
216,533	4.000	08/14/20	216,881
Mohegan Tribal Gaming Authority
817,788	5.500	06/15/18	812,333
Scientific Games International, Inc.
249,362	6.000	10/18/20	245,193
728,300	6.000	10/01/21	716,123

			1,990,530

Health Care - Medical Products – 0.6%
Carestream Health, Inc.
236,301	5.000	06/07/19	226,613
250,000	9.500	12/07/19	218,230
Kinetic Concepts, Inc.
1,241,758	4.500	05/04/18	1,240,727

			1,685,570

Health Care - Services – 1.9%
Air Medical Group Holdings, Inc.
802,684	4.250	04/28/22	790,981

Bank Loans(g) – (continued)
Health Care - Services – (continued)
American Renal Holdings, Inc.
500,000	4.750	09/20/19	498,750
Community Health Systems, Inc.
440,218	3.685	12/31/18	438,017
994,987	4.000	01/27/21	979,834
Iasis Healthcare LLC
247,442	4.500	05/03/18	246,824
Kindred Healthcare, Inc.
498,731	4.250	04/09/21	497,484
Quorum Health Corp.
500,000	6.750	04/29/22	499,375
Select Medical Corp.
493,248	6.000	06/01/18	492,631
U.S. Renal Care, Inc.
1,172,606	5.250	12/31/22	1,173,345

			5,617,241

Home Construction – 0.1%
The ServiceMaster Co.
247,487	4.250	07/01/21	248,262

Lodging – 0.2%
Hilton Worldwide Finance LLC
500,000	3.500	10/26/20	501,650

Media - Broadcasting & Radio – 1.0%
Cumulus Media Holdings, Inc.
800,000	4.250	12/23/20	543,664
iHeart Communications, Inc.
1,500,000	7.185	01/30/19	1,118,340
250,000	7.935	07/30/19	185,832
Townsquare Media, Inc.
93,252	4.250	04/01/22	92,845
Tribune Media Co.
992,500	3.750	12/27/20	990,952

			2,931,633

Media - Cable – 1.7%
Altice US Finance I Corp.
992,233	4.250	12/14/22	990,745
Charter Communications Operating LLC
1,000,000	3.500	01/24/23	1,003,930
Communications Sales & Leasing, Inc.
992,500	5.000	10/24/22	972,958
UPC Financing Partnership
250,000	3.344	06/30/21	249,597
WideOpenWest Finance LLC
397,140	4.500	04/01/19	394,825
Ziggo N.V.
508,851	3.500	01/15/22	506,816
416,809	3.500	01/15/22	415,141
524,340	3.500	01/15/22	522,243

			5,056,255

Media - Non Cable – 0.7%
Advantage Sales & Marketing, Inc.
247,487	4.250	07/23/21	245,168
250,000	7.500	07/25/22	235,000

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Media - Non Cable – (continued)
Cengage Learning Acquisitions, Inc.
$749,553	7.000%	03/31/20	$745,004
Media General, Inc.
750,000	4.000	07/31/20	749,535

			1,974,707

Metals & Mining – 0.4%
FMG Resources (August 2006) Pty Ltd.
1,185,000	4.250	06/30/19	1,115,049

Packaging – 0.7%
Ardagh Holdings USA, Inc.
1,092,628	4.000	12/17/19	1,089,896
Berry Plastics Holding Corp.
451,131	4.000	10/01/22	451,781
Klockner-Pentaplast of America, Inc.
703,906	5.000	04/28/20	703,906

			2,245,583

Pharmaceutical – 0.6%
Catalent Pharma Solutions, Inc.
247,482	4.250	05/20/21	248,526
DPx Holdings B.V.
247,481	4.250	03/11/21	244,697
PRA Holdings, Inc.
241,247	4.500	09/23/20	242,151
Valeant Pharmaceuticals International, Inc.
1,092,776	5.000	04/01/22	1,064,364

			1,799,738

Property/Casualty Insurance – 0.3%
York Risk Services Holding Corp.
989,950	4.750	10/01/21	876,106

Real Estate – 0.3%
Hudson’s Bay Co.
230,415	4.750	09/30/22	231,182
MGM Growth Properties LLC
142,609	4.000	04/25/23	143,352
Realogy Corp.
494,937	3.750	03/05/20	494,526

			869,060

Restaurants – 0.5%
1011778 B.C. Unlimited Liability Co.
1,486,223	3.750	12/10/21	1,488,779

Retailers – 2.3%
Academy Ltd.
163,086	5.000	07/01/22	159,790
Albertson’s Holdings LLC
237,500	5.125	08/25/19	237,531
1,242,977	5.500	08/25/21	1,246,508
Albertsons LLC
247,500	5.500	03/21/19	247,809
BJ’s Wholesale Club, Inc.
242,179	4.500	09/26/19	239,454
Mattress Holding Corp.
169,575	6.250	10/20/21	169,787

Bank Loans(g) – (continued)
Retailers – (continued)
Microsemi Corp.
1,278,529	5.250	01/15/23	1,286,520
Petco Animal Supplies, Inc.
711,181	5.750	01/26/23	715,135
PetSmart, Inc.
1,486,241	4.250	03/11/22	1,481,232
Rite Aid Corp.
750,000	4.875	06/21/21	750,472
Supervalu, Inc.
495,120	4.500	03/21/19	489,317

			7,023,555

Services Cyclical - Business Services – 0.6%
ADS Waste Holdings, Inc.
500,000	3.750	10/09/19	498,125
Ceridian LLC
247,494	4.500	09/15/20	236,770
TransUnion LLC
994,924	3.500	04/09/21	990,198

			1,725,093

Special Purpose – 0.1%
KP Germany Erste GmbH
300,815	5.000	04/28/20	300,815

Technology - Hardware – 0.5%
CDW LLC
284,250	3.250	04/29/20	284,003
Diebold, Inc.
305,000	5.500	03/22/23	305,253
Micron Technology, Inc.
750,000	6.000	04/26/22	752,580
Zebra Technologies Corp.
227,326	4.750	10/27/21	228,944

			1,570,780

Technology - Software/Services – 2.9%
Applied Systems, Inc.
765,446	4.250	01/25/21	762,254
Avago Technologies Cayman Ltd.
2,050,000	4.250	02/01/23	2,050,369
Black Knight InfoServ LLC
75,763	3.750	05/27/22	75,811
BMC Software Finance, Inc.
1,093,028	5.000	09/10/20	938,637
Dell, Inc.
423,049	3.750	10/29/18	422,872
993,122	4.000	04/29/20	992,764
Emdeon, Inc.
247,449	3.750	11/02/18	247,296
Equinix, Inc.
35,000	4.000	01/08/23	35,088
Informatica Corp.
746,250	4.250	08/05/22	733,191
Lawson Software, Inc.
743,549	3.750	06/03/20	725,272

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Bank Loans(g) – (continued)
Technology - Software/Services – (continued)
Magic NewCo. LLC
$247,439	5.000%	12/12/18	$247,748
MKS Instruments, Inc.
206,633	4.750	05/01/23	207,062
Syniverse Holdings, Inc.
110,425	4.000	04/23/19	88,340
110,000	4.000	04/23/19	88,000
Western Digital Corp.
1,155,000	6.250	04/29/23	1,127,084

			8,741,788

Telecommunications - Internet & Data – 0.9%
Asurion LLC
485,009	5.000	05/24/19	483,191
725,000	8.500	03/03/21	694,963
Avaya, Inc.
253,526	5.134	10/26/17	174,933
345,854	6.250	05/29/20	217,023
Level 3 Financing, Inc.
1,000,000	4.000	01/15/20	1,002,750

			2,572,860

Telecommunications - Satellites – 0.2%
Intelsat Jackson Holdings SA
533,850	3.750	06/30/19	500,084

Transportation – 0.2%
CEVA Intercompany B.V.
56,411	6.500	03/19/21	49,219
Ceva Logistics Canada ULC
9,726	6.500	03/19/21	8,486
Ceva Logistics US Holdings, Inc.
77,809	6.500	03/19/21	67,888
Syncreon Group Holdings B.V.
684,280	5.250	10/28/20	566,809

			692,402

Utilities – 0.9%
Calpine Corp.
496,144	4.000	10/09/19	496,268
Energy Future Intermediate Holding Co. LLC
2,000,000	4.250	12/19/16	1,997,500
Penn Products Terminals LLC
81,600	4.750	04/13/22	79,152

			2,572,920

TOTAL BANK LOANS
(Cost $76,039,386)			$74,155,143

Shares	Description	Value
Common Stock – 0.0%
Health Care Services – 0.0%
4,851	Millennium Health LLC	$29,106
(Cost $42,122)

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $268,394,030)		$269,747,723

Principal Amount	Interest Rate	Maturity Date	Value
Short-term Investment(h) – 11.6%
Repurchase Agreements – 11.6%
Joint Repurchase Agreement Account II
$34,500,000	0.290%	05/02/16	$34,500,000
(Cost $34,500,000)

TOTAL INVESTMENTS – 102.2%
(Cost $302,894,030)			$304,247,723

LIABILITIES IN EXCESS OF
OTHER ASSETS – (2.2)%			(6,497,111)

NET ASSETS – 100.0%			$297,750,612

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $51,995,529, which represents approximately 17.5% of net assets as of April 30, 2016.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2016.
(d)	Security is currently in default and/or non-income producing.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on April 30, 2016.
(g)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the bank loan facility on April 30, 2016. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 61.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Currency Abbreviations:
BRL	—Brazilian Real
CLP	—Chilean Peso
CNY	—Chinese Yuan Renminbi
COP	—Colombian Peso
EUR	—Euro
HKD	—Hong Kong Dollar
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
PEN	—Peruvian Nuevo Sol
PHP	—Philippine Peso
PLN	—Polish Zloty
RON	—New Romanian Leu
RUB	—Russian Ruble
THB	—Thai Baht
TRY	—Turkish Lira
USD	—U.S. Dollar
ZAR	—South African Rand

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2016, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Gain
Citibank NA (London)	BRL	5,213,890	USD	1,463,939	$1,514,391	05/03/16	$50,452
	HUF	178,744,427	USD	644,915	655,861	05/25/16	10,946
	IDR	30,991,583,464	USD	2,286,155	2,339,447	05/26/16	53,293
	MXN	9,737,616	USD	560,000	564,550	05/25/16	4,550
	PLN	4,415,305	EUR	1,006,837	1,156,080	05/25/16	2,347
	PLN	8,580,754	USD	2,204,873	2,246,741	05/25/16	41,866
	RON	2,424,629	USD	610,510	619,816	05/25/16	9,305
	RUB	74,769,978	USD	1,111,472	1,146,258	05/25/16	34,788
	THB	79,311,282	USD	2,261,748	2,269,166	05/25/16	7,419
	TRY	1,440,317	USD	471,798	498,379	09/06/16	26,581
	TRY	1,547,700	USD	542,379	549,341	05/25/16	6,962
	USD	554,654	CLP	364,890,466	550,998	05/25/16	3,656
	USD	177,919	IDR	2,347,643,271	177,216	05/26/16	704
	USD	647,953	MYR	2,505,633	639,239	05/25/16	8,714
	USD	94,228	PHP	4,385,819	93,071	05/25/16	1,156
	USD	220,000	PLN	834,526	218,508	05/25/16	1,493
	USD	100,000	RUB	6,506,000	99,740	05/25/16	261
	USD	60,000	ZAR	855,324	59,755	05/25/16	246
	ZAR	1,776,691	GBP	77,386	124,380	05/16/16	11,304
TOTAL							$276,043

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Current Value	Settlement Date	Unrealized Loss
Citibank NA (London)	EUR	1,030,000	HUF	321,818,740	$1,180,275	05/25/16	$(563)
	IDR	1,771,859,474	USD	133,812	133,752	05/26/16	(61)
	KRW	5,020,805	USD	4,425	4,378	05/25/16	(47)
	MYR	5,763,434	USD	1,480,979	1,470,372	05/25/16	(10,609)
	PEN	2,339,849	USD	719,732	710,378	05/25/16	(9,354)
	PLN	1,073,650	EUR	250,000	281,119	05/25/16	(5,356)
	RON	134,820	USD	34,472	34,464	05/25/16	(8)
	THB	22,709,778	USD	650,803	649,747	05/25/16	(1,056)
	USD	1,438,984	BRL	5,213,890	1,514,393	05/03/16	(75,409)
	USD	817,276	BRL	2,873,389	826,482	06/02/16	(9,206)
	USD	1,705,000	CNY	11,300,408	1,727,637	09/06/16	(22,637)
	USD	855,174	COP	2,513,315,147	878,843	05/25/16	(23,667)
	USD	539,303	HKD	4,182,593	539,354	05/25/16	(51)
	USD	3,782,573	IDR	52,176,657,512	3,938,637	05/26/16	(156,064)
	USD	1,412	JPY	154,780	1,456	05/25/16	(44)
	USD	300,943	MXN	5,294,734	305,125	07/27/16	(4,182)
	USD	163,546	PLN	627,201	164,223	05/25/16	(678)
	USD	144,500	RUB	9,638,343	147,760	05/25/16	(3,261)
	USD	111,404	ZAR	1,776,691	124,380	05/16/16	(12,975)
	USD	1,960,862	ZAR	28,570,019	1,995,965	05/25/16	(35,101)
TOTAL							$(370,329)

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	(65)	December 2016	$(16,109,438)	$(9,907)
Ultra Long U.S. Treasury Bonds	5	June 2016	856,719	(2,162)
5 Year U.S. Treasury Notes	(27)	June 2016	(3,264,680)	(8,130)
10 Year U.S. Treasury Notes	(1)	June 2016	(130,062)	(83)
TOTAL				$(20,282)

SWAP CONTRACTS — At April 30, 2016, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

Counterparty	Notional Amount (000s)		Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
HSBC Bank PLC	BRL	3,500	01/04/21	16.230%	1 month Brazilian Interbank Deposit Average	$90,549

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at April 30, 2016(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
BNP Paribas SA	People’s Republic of China, 7.500%, 10/28/27	$1,000	(1.000)%	06/20/21	1.279%	$20,700	$(8,252)
	Russian Federation, 7.500%, 03/31/30	855	(1.000)	06/20/21	2.435	74,731	(16,900)
	Republic of Colombia, 10.375%, 01/28/33	2,069	(1.000)	06/20/21	2.169	126,017	(11,950)
	Republic of Peru, 8.750%, 11/21/33	1,323	(1.000)	06/20/21	1.520	47,322	(15,227)
	State of Qatar, 9.750%, 06/15/30	990	(1.000)	06/20/21	0.940	15,325	(19,381)
Citibank NA	Republic of South Africa, 5.500%, 03/09/20	400	(1.000)	06/20/21	2.801	39,314	(5,575)
	Republic of Chile, 3.875%, 08/05/20	800	(1.000)	06/20/21	0.956	391	(3,033)
Protection Sold:
BNP Paribas SA	United Mexican States, 5.950%, 03/19/19	126	1.000	06/20/21	1.620	(3,833)	174
	United Mexican States, 5.950%, 03/19/19	447	1.000	06/20/21	1.620	(16,032)	3,052
TOTAL						$303,935	$(77,092)

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Termination Date	Receive	Pay	Unrealized Gain (Loss)*
HSBC Bank PLC	TRY	10,926,090	$3,854,000	05/31/18	9.380%	3 Month LIBOR	$53,888
BNP Paribas SA		2,320,624	825,845	05/25/18	9.385	3 Month LIBOR	4,049
TOTAL							$57,937

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – 95.1%
Australia – 5.4%
161,085	Dexus Property Group (Real Estate Investment Trusts)	$1,027,106
326,021	Goodman Group (Real Estate Investment Trusts)	1,698,524
256,792	Investa Office Fund (Real Estate Investment Trusts)	810,826
476,104	Mirvac Group (Real Estate Investment Trusts)	673,607
278,013	Stockland (Real Estate Investment Trusts)	919,526
500,909	Sydney Airport (Transportation Infrastructure)	2,582,719
671,505	Transurban Group (Transportation Infrastructure)	5,892,299
426,544	Vicinity Centres (Real Estate Investment Trusts)	1,072,155
286,939	Westfield Corp. (Real Estate Investment Trusts)	2,191,526

		16,868,288

Canada – 6.5%
28,661	Boardwalk Real Estate Investment Trust (Real Estate Investment Trusts)	1,226,664
19,110	Brookfield Canada Office Properties (Real Estate Investment Trusts)	420,216
31,736	Canadian Apartment Properties REIT (Real Estate Investment Trusts)	754,511
89,194	Chartwell Retirement Residences (Health Care Providers & Services)	983,146
99,268	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	4,123,574
104,600	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	2,236,724
85,183	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	2,558,817
194,108	TransCanada Corp. (Oil, Gas & Consumable Fuels)	8,060,115

		20,363,767

France – 3.0%
6,538	Fonciere Des Regions (Real Estate Investment Trusts)	618,533
148,070	Groupe Eurotunnel SE (Transportation Infrastructure)	1,890,516
24,244	Klepierre (Real Estate Investment Trusts)	1,140,255
21,155	Mercialys SA (Real Estate Investment Trusts)	471,208
10,033	Unibail-Rodamco SE (Real Estate Investment Trusts) (Real Estate Investment Trusts)	2,689,298
34,009	Vinci SA (Construction & Engineering)	2,540,074

		9,349,884

Common Stocks – (continued)
Germany – 1.0%
33,460	alstria office REIT AG* (Real Estate Investment Trusts)	469,837
31,396	TLG Immobilien AG (Real Estate Management & Development)	665,037
17,667	VIB Vermoegen AG (Real Estate Management & Development)	367,269
51,527	Vonovia SE (Real Estate Management & Development)	1,736,879

		3,239,022

Hong Kong – 3.5%
336,500	Beijing Enterprises Holdings Ltd. (Industrial Conglomerates)	1,754,972
572,962	China Merchants Holdings International Co. Ltd. (Transportation Infrastructure)	1,699,524
40,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	126,971
239,000	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,489,577
82,200	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	520,714
229,000	Link REIT (Real Estate Investment Trusts)	1,389,315
278,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	3,503,667
77,000	The Wharf Holdings Ltd. (Real Estate Management & Development)	416,188

		10,900,928

Ireland – 0.6%
376,001	Green REIT PLC (Real Estate Investment Trusts)	620,839
551,024	Hibernia REIT PLC (Real Estate Investment Trusts)	813,295
387,973	Irish Residential Properties REIT PLC (Real Estate Investment Trusts)	497,558

		1,931,692

Italy – 2.1%
1,077,200	Snam SpA (Gas Utilities)	6,587,506

Japan – 6.4%
236	Activia Properties, Inc. (Real Estate Investment Trusts)	1,268,068
112	Advance Residence Investment Corp. (Real Estate Investment Trusts)	301,659
3,200	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	452,583
9	Daiwa House REIT Investment Corp. (Real Estate Investment Trusts)	48,293
43	Frontier Real Estate Investment Corp. (Real Estate Investment Trusts)	215,685

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Shares	Description	Value
Common Stocks – (continued)
Japan – (continued)
1,065	GLP J-REIT (Real Estate Investment Trusts)	$1,293,662
20	Hoshino Resorts REIT, Inc. (Real Estate Investment Trusts)	243,720
242	Invincible Investment Corp. (Real Estate Investment Trusts)	183,758
205	Japan Excellent, Inc. (Real Estate Investment Trusts)	291,990
331	Japan Hotel REIT Investment Corp. (Real Estate Investment Trusts)	298,583
162	Japan Real Estate Investment Corp. (Real Estate Investment Trusts)	1,008,776
997	Japan Retail Fund Investment Corp. (Real Estate Investment Trusts)	2,449,498
509	Kenedix Retail REIT Corp. (Real Estate Investment Trusts)	1,342,322
131,000	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	2,489,341
172,000	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	4,200,658
111	Nippon Building Fund, Inc. (Real Estate Investment Trusts)	703,185
145	Nippon Prologis REIT, Inc. (Real Estate Investment Trusts)	347,686
13,400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	389,622
563,300	Tokyo Gas Co. Ltd. (Gas Utilities)	2,486,221

		20,015,310

Luxembourg(a) – 0.2%
19,861	Ado Properties SA (Real Estate Management & Development)	653,828

Netherlands – 0.2%
12,467	Eurocommercial Properties NV (Real Estate Investment Trusts)	582,241

Singapore – 1.4%
481,328	Ascendas Real Estate Investment Trust (Real Estate Investment Trusts)	878,465
828,600	Cache Logistics Trust (Real Estate Investment Trusts)	532,522
334,537	ENN Energy Holdings Ltd. (Gas Utilities)	1,631,750
946,400	Keppel REIT (Real Estate Investment Trusts)	737,569
486,000	Suntec Real Estate Investment Trust (Real Estate Investment Trusts)	607,222

		4,387,528

Spain – 3.2%
28,053	Aena SA(a) (Transportation Infrastructure)	4,007,517
36,420	Axiare Patrimonio SOCIMI SA (Real Estate Investment Trusts)	554,646

Common Stocks – (continued)
Spain – (continued)
252,500	Ferrovial SA (Construction & Engineering)	5,447,706

		10,009,869

Sweden – 0.6%
23,302	Atrium Ljungberg AB (Real Estate Management & Development)	369,409
22,964	Fabege AB (Real Estate Management & Development)	383,484
26,519	Hufvudstaden AB Class A (Real Estate Management & Development)	411,535
49,649	Kungsleden AB (Real Estate Management & Development)	341,764
16,906	Pandox AB (Hotels, Restaurants & Leisure)	286,940

		1,793,132

Switzerland – 1.2%
3,300	Flughafen Zuerich AG (Transportation Infrastructure)	3,031,599
7,645	PSP Swiss Property AG (Real Estate Management & Development)	737,317

		3,768,916

United Kingdom – 10.1%
58,933	Big Yellow Group PLC (Real Estate Investment Trusts)	694,197
15,804	Derwent London PLC (Real Estate Investment Trusts)	759,575
338,733	Empiric Student Property PLC (Real Estate Investment Trusts)	555,570
84,409	Great Portland Estates PLC (Real Estate Investment Trusts)	935,945
108,891	Hammerson PLC (Real Estate Investment Trusts)	931,880
25,447	Kennedy Wilson Europe Real Estate PLC (Real Estate Investment Trusts)	405,229
119,333	Land Securities Group PLC (Real Estate Investment Trusts)	1,976,560
891,154	National Grid PLC (Multi-Utilities)	12,715,528
142,505	Segro PLC (Real Estate Investment Trusts)	870,687
144,500	Severn Trent PLC (Water Utilities)	4,710,751
56,942	Shaftesbury PLC (Real Estate Investment Trusts)	757,413
154,551	The British Land Co. PLC (Real Estate Investment Trusts)	1,626,106
194,818	Tritax Big Box REIT PLC (Real Estate Investment Trusts)	386,282
317,000	United Utilities Group PLC (Water Utilities)	4,359,102

		31,684,825

United States – 49.7%
41,222	Acadia Realty Trust (Real Estate Investment Trusts)	1,389,181

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)
United States – (continued)
78,100	American Tower Corp. (Real Estate Investment Trusts)	$8,191,128
35,487	American Water Works Co., Inc. (Water Utilities)	2,582,034
49,015	Apartment Investment & Management Co. Class A (Real Estate Investment Trusts)	1,963,541
43,596	Avangrid, Inc. (Electric Utilities)	1,748,200
10,123	Boston Properties, Inc. (Real Estate Investment Trusts)	1,304,450
53,990	Chesapeake Lodging Trust (Real Estate Investment Trusts)	1,329,774
115,444	Columbia Pipeline Group, Inc. (Oil, Gas & Consumable Fuels)	2,957,675
29,125	Community Healthcare Trust, Inc. (Real Estate Investment Trusts)	530,075
9,778	CoreSite Realty Corp. (Real Estate Investment Trusts)	732,665
126,053	Crown Castle International Corp. (Real Estate Investment Trusts)	10,951,485
7,224	CyrusOne, Inc. (Real Estate Investment Trusts)	318,795
118,379	Duke Realty Corp. (Real Estate Investment Trusts)	2,588,949
61,779	Edison International (Electric Utilities)	4,368,393
101,409	Empire State Realty Trust, Inc. Class A (Real Estate Investment Trusts)	1,877,081
193,078	Enbridge Energy Management LLC (Oil, Gas & Consumable Fuels)	4,091,323
2,367	Equinix, Inc. (Real Estate Investment Trusts)	781,938
21,953	Equity LifeStyle Properties, Inc. (Real Estate Investment Trusts)	1,503,561
63,233	Equity One, Inc. (Real Estate Investment Trusts)	1,789,494
61,229	Equity Residential (Real Estate Investment Trusts)	4,167,858
16,833	Essex Property Trust, Inc. (Real Estate Investment Trusts)	3,710,835
138,377	Eversource Energy (Electric Utilities)	7,809,998
35,977	Extra Space Storage, Inc. (Real Estate Investment Trusts)	3,056,246
20,448	Federal Realty Investment Trust (Real Estate Investment Trusts)	3,109,732
121,698	First Potomac Realty Trust (Real Estate Investment Trusts)	1,023,480
120,065	General Growth Properties, Inc. (Real Estate Investment Trusts)	3,365,422
45,208	Healthcare Realty Trust, Inc. (Real Estate Investment Trusts)	1,368,898
77,434	Hudson Pacific Properties, Inc. (Real Estate Investment Trusts)	2,264,944
457,371	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	8,122,909
100,130	Monogram Residential Trust, Inc. (Real Estate Investment Trusts)	1,014,317

Common Stocks – (continued)
United States – (continued)
48,796	National Retail Properties, Inc. (Real Estate Investment Trusts)	2,135,313
264,494	New York REIT, Inc. (Real Estate Investment Trusts)	2,599,976
171,832	NiSource, Inc. (Multi-Utilities)	3,902,305
68,000	NorthWestern Corp. (Multi-Utilities)	3,865,120
19,404	Pattern Energy Group, Inc. (Independent Power Producers & Energy Traders)	407,484
141,793	PG&E Corp. (Electric Utilities)	8,252,353
86,249	Physicians Realty Trust (Real Estate Investment Trusts)	1,563,694
6,591	Public Storage (Real Estate Investment Trusts)	1,613,543
116,686	Retail Properties of America, Inc. Class A (Real Estate Investment Trusts)	1,865,809
43,888	Rexford Industrial Realty, Inc. (Real Estate Investment Trusts)	823,778
41,357	SBA Communications Corp. Class A (Diversified Telecommunication Services)	4,261,425
100,864	Sempra Energy (Multi-Utilities)	10,424,294
33,487	Simon Property Group, Inc. (Real Estate Investment Trusts)	6,736,580
16,560	SL Green Realty Corp. (Real Estate Investment Trusts)	1,740,125
20,753	Sovran Self Storage, Inc. (Real Estate Investment Trusts)	2,204,384
74,445	STORE Capital Corp. (Real Estate Investment Trusts)	1,911,003
32,085	Sun Communities, Inc. (Real Estate Investment Trusts)	2,177,609
144,276	Sunstone Hotel Investors, Inc. (Real Estate Investment Trusts)	1,848,176
24,810	Taubman Centers, Inc. (Real Estate Investment Trusts)	1,723,054
56,046	Welltower, Inc. (Real Estate Investment Trusts)	3,890,713
25,398	Westar Energy, Inc. (Electric Utilities)	1,310,791

		155,271,910

TOTAL COMMON STOCKS
(Cost $278,746,869)		$297,408,646

Short-term Investment(b) – 5.8%
Joint Repurchase Agreement Account II
$18,000,000	0.290%	05/02/16	$18,000,000
(Cost $18,000,000)

TOTAL INVESTMENTS – 100.9%
(Cost $296,746,869)			$315,408,646

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%			(2,791,642)

NET ASSETS – 100.0%			$312,617,004

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities have been deemed liquid by an Underlying Manager and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $ 4,661,345, which represents approximately 1.5% of net assets as of April 30, 2016.
(b)	Joint repurchase agreement was entered into on April 29, 2016. Additional information appears on page 61.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND

Consolidated Schedule of Investments (continued)

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2016, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Copper	10	May 2016	$1,266,000	$47,274
Copper	(10)	May 2016	(1,266,000)	(178,089)
Lead	10	May 2016	450,500	28,886
Lead	(10)	May 2016	(450,500)	(38,864)
Lead	4	July 2016	180,575	9,908
Lead	8	July 2016	336,350	35,666
Lead	(4)	July 2016	(180,575)	(19,411)
Nickel	3	May 2016	169,506	2,874
Nickel	(3)	May 2016	(169,506)	(20,978)
Primary Aluminum	30	May 2016	1,255,313	119,639
Primary Aluminum	(30)	May 2016	(1,255,313)	(157,767)
Primary Aluminum	(8)	July 2016	(336,350)	(44,871)
Zinc	5	May 2016	241,750	32,081
Zinc	(5)	May 2016	(241,750)	(57,732)
TOTAL				$(241,384)

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Schedule of Investments

April 30, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At April 30, 2016, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of May 2, 2016, as follows:

Fund	Principal Amount	Maturity Value	Collateral Allocation Value
Multi-Manager Global Equity	$44,500,000	$44,500,718	$45,434,435
Multi-Manager Non-Core Fixed Income	34,500,000	34,500,556	35,224,449
Multi-Manager Real Assets Strategy	18,000,000	18,000,290	18,377,974

REPURCHASE AGREEMENTS — At April 30, 2016, the Principal Amount of the Funds’ interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Multi-Manager Global Equity	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
BNP Paribas Securities Co.	0.30%	$7,388,417	$5,728,098	$2,988,573
Citigroup Global Markets, Inc.	0.30	9,344,174	7,244,360	3,779,666
Merrill Lynch & Co., Inc.	0.30	6,254,078	4,848,667	2,529,739
Merrill Lynch & Co., Inc.	0.28	21,513,331	16,678,875	8,702,022
TOTAL		$44,500,000	$34,500,000	$18,000,000

At April 30, 2016, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	3.330%	02/01/33
Federal Home Loan Banks	3.375 to 5.500	09/01/28 to 07/15/36
Federal Home Loan Mortgage Corp.	4.000 to 7.500	09/01/17 to 11/01/45
Federal National Mortgage Association	2.500 to 6.500	03/01/19 to 08/01/45
Government National Mortgage Association	3.500 to 10.000	02/15/18 to 04/20/46
United States Treasury Floating Rate Note	0.518	10/31/17
United States Treasury Inflation Protected Securities	0.125	07/15/22
U.S. Treasury Notes	1.625 to 2.500	06/30/20 to 08/15/23
United States Treasury Stripped Securities	0.000	11/15/31 to 02/15/44

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund(a)
Assets:
Investments, at value (cost $615,019,794, $268,394,030 and $278,746,869)	$614,498,643	$269,747,723	$297,408,646
Repurchase agreement, at value which equals cost	44,500,000	34,500,000	18,000,000
Cash	645,121	—	713,824
Foreign currencies, at value (cost $557,423, $217,210 and $120,470, respectively)	561,896	218,384	122,377
Unrealized gain on swap contracts	—	151,712	—
Unrealized gain on forward foreign currency exchange contracts	9,552	276,043	—
Variation margin on certain derivative contracts	—	116,881	—
Receivables:
Investments sold	2,409,561	3,432,492	2,532,238
Dividends and interest	1,273,597	3,955,601	414,684
Investments sold on an extended settlement basis	234,134	1,469,965	—
Foreign tax reclaims	220,111	39,380	51,803
Reimbursement from investment adviser	—	—	22,423
Due from broker — upfront payment	—	12,498	—
Collateral on certain derivative contracts(b)	—	42,702	—
Upfront payments made on swap contracts	—	323,800	—
Other assets	70,875	50,939	17
Total assets	664,423,490	314,338,120	319,266,012

Liabilities:
Due to custodian	—	607,158	—
Unrealized loss on swap contracts	—	80,318	—
Unrealized loss on forward foreign currency exchange contracts	5,749,612	370,329	—
Variation margin on certain derivative contracts	—	—	2,700
Payables:
Investments purchased	2,321,741	2,462,889	6,201,236
Fund shares redeemed	600,000	950,000	—
Management fees	318,866	130,729	151,855
Investments purchased on an extended settlement basis	14,992	11,660,068	198,720
Transfer agency fees	10,706	4,815	5,099
Collateral on certain derivative contracts	—	300,000	—
Upfront payments received on swap contracts	—	19,865	—
Accrued expenses and other liabilities	—	1,337	89,398
Total liabilities	9,015,917	16,587,508	6,649,008

Net Assets:
Paid-in capital	675,375,046	303,952,998	317,097,934
Undistributed (distributions in excess of) net investment income	2,788,505	(1,158,879)	34,594
Accumulated net realized loss	(16,541,362)	(6,412,764)	(22,946,418)
Net unrealized gain (loss)	(6,214,616)	1,369,257	18,430,894
NET ASSETS	$655,407,573	$297,750,612	$312,617,004
Shares Outstanding $0.001 par value (unlimited number of shares authorized):	70,819,552	31,516,764	33,742,381
Net asset value, offering and redemption price per share:	$9.25	$9.45	$9.26

(a)	Statement of Assets and Liabilities for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes amounts segregated for initial margin and/or collateral on futures transactions and swaps transactions of $42,700 and $2, respectively for Multi-Manager Non-Core Fixed Income Fund.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Operations

For the Six Months Ended April 30, 2016 (Unaudited)

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income Fund	Multi-Manager Real Assets Strategy Fund(a)
Investment income:
Dividends (net of foreign withholding taxes of $390,000, $0 and $174,276)	$5,824,421	$108,102	$3,952,218
Interest (net of foreign withholding taxes of $0, $94,823 and $0)	48,129	7,768,608	19,141
Total investment income	5,872,550	7,876,710	3,971,359

Expenses:
Management fees	2,945,426	1,172,126	1,363,119
Custody, accounting and administrative services	187,921	90,299	153,895
Transfer Agency fees	57,193	27,579	27,262
Professional fees	41,508	52,820	114,481
Printing and mailing costs	18,320	21,012	44,393
Trustee fees	11,037	15,441	26,763
Shareholder meeting expense	9,258	9,262	9,255
Other	1,627	2,348	4,653
Total expenses	3,272,290	1,390,887	1,743,821
Less — expense reductions	(1,208,578)	(420,227)	(699,540)
Net expenses	2,063,712	970,660	1,044,281
NET INVESTMENT INCOME	3,808,838	6,906,050	2,927,078

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	(14,787,572)	(4,245,445)	(6,503,315)
Futures contracts	—	(73,704)	(13,126,866)
Swap contracts	—	143,624	—
Forward foreign currency exchange contracts	119,703	(410,055)	(2)
Foreign currency transactions	(824,132)	(142,373)	(187,065)
Net change in unrealized gain (loss) on:
Investments	13,242,871	7,442,347	15,294,942
Futures contracts	—	(48,863)	(326,613)
Swap contracts	—	4,996	—
Forward foreign currency exchange contracts	(6,104,899)	136,189	—
Foreign currency translation	48,219	98,690	9,818
Net realized and unrealized gain (loss)	(8,305,810)	2,905,406	(4,839,101)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,496,972)	$9,811,456	$(1,912,023)

(a)	Statement of Operations for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of a wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets

	Multi-Manager Global Equity Fund
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(a)
From operations:
Net investment income	$3,808,838	$959,728
Net realized loss	(15,492,001)	(404,386)
Net change in unrealized gain (loss)	7,186,191	(13,400,807)
Net decrease in net assets resulting from operations	(4,496,972)	(12,845,465)

Distributions to shareholders:
From net investment income
Institutional Shares	(2,625,036)	—
Total distributions to shareholders	(2,625,036)	—

From share transactions:
Proceeds from sales of shares	229,650,005	453,850,015
Reinvestment of distributions	2,625,036	—
Cost of shares redeemed	(8,900,000)	(1,850,010)
Net increase in net assets resulting from share transactions	223,375,041	452,000,005
TOTAL INCREASE	216,253,033	439,154,540

Net assets:
Beginning of period	439,154,540	—
End of period	$655,407,573	$439,154,540
Undistributed net investment income	$2,788,505	$1,604,703

(a)	Commenced operations on June 24, 2015.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statements of Changes in Net Assets (continued)

	Multi-Manager Non-Core Fixed Income Fund		Multi-Manager Real Assets Strategy Fund(a)
	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(b)	For the Six Months Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015
From operations:
Net investment income	$6,906,050	$4,681,847	$2,927,078	$322,872
Net realized loss	(4,727,953)	(3,180,605)	(19,817,248)	(7,646,597)
Net change in unrealized gain (loss)	7,633,359	(6,264,102)	14,978,147	3,452,747
Net increase (decrease) in net assets resulting from operations	9,811,456	(4,762,860)	(1,912,023)	(3,870,978)

Distributions to shareholders:
From net investment income
Institutional Shares	(6,820,704)	(4,430,278)	(2,944,621)	—
From Capital
Institutional Shares	—	(181,066)	—	—
Total distributions to shareholders	(6,820,704)	(4,611,344)	(2,944,621)	—

From share transactions:
Proceeds from sales of shares	19,400,004	277,000,010	117,600,005	201,300,015
Reinvestment of distributions	6,822,716	4,611,344	2,944,621	—
Cost of shares redeemed	(2,150,005)	(1,550,005)	(500,005)	(10)
Net increase in net assets resulting from share transactions	24,072,715	280,061,349	120,044,621	201,300,005
TOTAL INCREASE	27,063,467	270,687,145	115,187,977	197,429,027

Net assets:
Beginning of period	270,687,145	—	197,429,027	—
End of period	$297,750,612	$270,687,145	$312,617,004	$197,429,027
Undistributed (distributions in excess of) net investment income	$(1,158,879)	$(1,244,225)	$34,594	$52,137

(a)	Commenced operations on June 30, 2015. Statement of Changes in Net Assets for the Multi-Manager Real Assets Strategy Fund is consolidated and includes the balances of wholly-owned subsidiary, Cayman Commodity — MMRA, Ltd. Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on March 31, 2015.

The accompanying notes are an integral part of these financial statements.	65

MULTI-MANAGER GLOBAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - Institutional	$9.46	$0.06	$(0.23)	$(0.17)	$(0.04)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 24, 2015)	10.00	0.02	(0.56)	(0.54)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value (“NAV”) at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER GLOBAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.25	(1.81)%	$655,408	0.72%	1.14%	1.32%	29%

9.46	(5.40)	439,155	0.85	1.34	0.74	10

The accompanying notes are an integral part of these financial statements.	67

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - Institutional	$9.37	$0.23	$0.07	$0.30	$(0.22)	$—	$(0.22)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced March 31, 2015)	10.00	0.25	(0.63)	(0.38)	(0.24)	(0.01)	(0.25)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)	Portfolio turnover rate(d)

$9.45	3.35%	$297,751	0.70%	1.01%	5.01%	50%

9.37	(3.84)	270,687	0.70	1.19	4.45	82

The accompanying notes are an integral part of these financial statements.	69

MULTI-MANAGER REAL ASSETS STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)
2016 - Institutional	$9.57	$0.09	(e)	$(0.31)	$(0.22)	$(0.09)

FOR THE PERIOD ENDED OCTOBER 31,
2015 - Institutional (Commenced June 30, 2015)	10.00	0.02		(0.45)	(0.43)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.36% of average net assets.

70	The accompanying notes are an integral part of these financial statements.

MULTI-MANAGER REAL ASSETS STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment income to average net assets(c)		Portfolio turnover rate(d)

$9.26	(2.27)%	$312,617	0.77%	1.28%	2.15	%(e)	64%

9.57	(4.30)	197,429	0.90	1.42	0.67		35

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Multi-Manager Global Equity Fund (Commenced June 24, 2015)	Institutional	Diversified
Multi-Manager Non-Core Fixed Income Fund (Commenced March 31, 2015)	Institutional	Non-diversified
Mutli-Manager Real Assets Strategy Fund (Commenced June 30, 2015)	Institutional	Diversified

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. As of April 30, 2016, GSAM had sub-advisory agreements (the “Sub-Advisory Agreements”) for the Multi-Manager Global Equity Fund with Causeway Capital Management LLC, Epoch Investment Partners, Inc., Fisher Asset Management, LLC, GW&K Investment Management, LLC, Parametric Portfolio Associates LLC, Robeco Investment Management, Inc., doing business as Boston Partners, Russell Implementation Services Inc., Scharf Investments, LLC, Vulcan Value Partners, LLC and WCM Investment Management; for the Multi-Manager Non-Core Fixed Income Fund with Ares Capital Management II, LLC, BlueBay Asset Management, LLP, Lazard Asset Management LLC and Symphony Asset Management LLC; and for the Multi-Manager Real Assets Strategy Fund with PGIM Real Estate (formally named Prudential Real Estate Investors), a business unit of PGIM, Inc. (“PRE”) and RREEF America L.L.C. As of January 12, 2016, Gresham Investment Management LLC no longer served as an Underlying Manager of the Subsidiary (as defined below). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Funds are not charged any separate or additional investment advisory fees by the Underlying Managers.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis of Consolidation for Goldman Sachs Multi-Manager Real Assets Strategy Fund — The Cayman Commodity- MMRA, Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on June 30, 2015 and is currently a wholly-owned subsidiary of the Multi-Manager Real Assets Strategy Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 30, 2015, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Memorandum and Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the

72

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of April 30, 2016, the Fund’s net assets were $312,617,004, of which, $562,311, or 0.2%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date.

D.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Multi-Manager Global Equity	Annually	Annually
Multi-Manager Non-Core Fixed Income Fund	Daily/ Monthly	Annually
Multi-Manager Real Assets Strategies Fund	Quarterly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency

73

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

G.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with the Funds’ Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Funds’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value

74

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Exchange Traded Funds — Investments in exchange-traded funds (“ETFs”) are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an ETF’s accounting policies and investment holdings, please see the ETF’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

75

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Option Contracts — When a Fund writes call or put option contracts, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

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GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for other designated currency. Therefore, the entire principal value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transactions.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation of the transaction, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2016:

MULTI-MANAGER GLOBAL EQUITY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Africa	$206,422	$3,910,335	$—
Asia	28,727,087	91,109,516	—
Australia and Oceania	381,115	11,913,683	—
Europe	42,971,946	175,740,594	—
North America	250,040,956	2,620,683	—
South America	5,386,606	1,007,500	—
Rights	—	14,410	—
Exchange Traded Fund	467,790	—	—
Short-term Investments	—	44,500,000	—
Total	$328,181,922	$330,816,721	$—

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$9,552	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(5,749,612)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER NON-CORE FIXED INCOME FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Corporate Obligations	$—	$90,987,467	$—
Foreign Debt Obligations	296,370	101,386,522	—
Structured Notes	—	979,714	—
U.S. Treasury Obligations	1,913,401	—	—
Bank Loans	—	72,850,971	1,304,172
Common Stock and/or Other Equity Investments(a)
North America	29,106	—	—
Short-term Investments	—	34,500,000	—
Total	$2,238,877	$300,704,674	$1,304,172

Derivative Type
Assets(b)
Forward Foreign Currency Exchange Contracts	$—	$276,043	$—
Interest Rate Swap Contracts	—	90,549	—
Credit Default Swap Contracts	—	3,226	—
Cross Currency Swap Contracts	—	57,937	—
Total	$—	$427,755	$—
Liabilities(b)
Forward Foreign Currency Exchange Contracts	$—	$(370,329)	$—
Futures Contracts	(20,282)	—	—
Credit Default Swap Contracts	—	(80,318)	—
Total	$(20,282)	$(450,647)	$—

MULTI-MANAGER REAL ASSETS STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$35,303,766	$—
Australia and Oceania	—	16,868,288	—
Europe	4,449,287	65,151,628	—
North America	175,635,677	—	—
Short-term Investments	—	18,000,000	—
Total	$180,084,964	$135,323,682	$—

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MULTI-MANAGER REAL ASSETS STRATEGY FUND (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(b)
Futures Contracts	$276,328	$—	$—
Liabilities(b)
Futures Contracts	$(517,712)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impacat of time zone difference between local market close and the calculation of NAV. Security valuations are based on the principle exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for certain international equity securities, resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of April 30, 2016. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Multi-Manager Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$9,552	Payable for unrealized loss on forward foreign currency exchange contracts	$(5,749,612)

Multi-Manager Non-Core Fixed Income
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts	$90,549	Variation margin on certain derivative contracts	$(20,282)	(a)
Credit	Receivable for unrealized gain on swap contracts	3,226	Payable for unrealized loss on swap contracts	(80,318)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Receivable for unrealized gain on swap contracts	333,980	Payable for unrealized loss on forward foreign currency exchange contracts	(370,329)
Total		$427,755		$(470,929)

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4. INVESTMENTS IN DERIVATIVES (continued)

Multi-Manager Real Assets Strategy
Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities
Commodity	Variation margin on certain derivative contracts	$276,328	(a)	Variation margin on certain derivative contracts	$(517,712)	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin for April 30, 2016 is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Multi-Manager Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$119,703	$(6,104,899)	73

Multi-Manager Non-Core Fixed Income
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	$14,186	$(37,823)	68
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(15,669)	(63,981)	7
Currency	Net realized gain (loss) from forward foreign currency exchange contracts and swap contracts /Net change in unrealized gain (loss) on forward foreign currency exchange contracts and swap contracts	(338,652)	194,126	109
Total		$(340,135)	$92,322	184

Multi-Manager Real Assets Strategy
Risk	Consolidated Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(13,126,866)	$(326,613)	688
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(2)	—	1
Total		$(13,126,868)	$(326,613)	689

(a)	Average number of contracts is based on the average of month end balances for the six months ended April 30, 2016.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Underlying Managers believe to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate*
Multi-Manager Global Equity	1.03%	0.93%	0.89%	0.87%	0.84%	1.03%	0.61%
Multi-Manager Non-Core Fixed Income	0.85	0.85	0.77	0.73	0.71	0.85	0.55
Multi-Manager Real Assets Strategy	1.00	0.90	0.86	0.84	0.82	1.00	0.50	^

*	GSAM has agreed to waive a portion of its management fee for each Fund in order to achieve an effective net management fee rate that is equal to the actual cost of fees paid to the Fund’s Underlying Managers (including, with respect to the Multi-Manager Real Assets Strategy Fund, the Underlying Manager of the Subsidiary). These arrangements will remain in effect through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees.
^	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreement (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary of the Multi-Manager Real Assets Strategy Fund pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.43% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended April 30, 2016, GSAM waived $42,452 of the Fund’s management fee. This waiver represents an inter-fund transaction and, accordingly, has been eliminated in consolidation.

B.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.02% of the average daily net assets of Institutional Shares.

C.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Funds. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Multi-Manager Global Equity, Multi-Manager Non Core Fixed Income and Multi-Manager Real Assets Strategy Funds are 0.85%, 0.70%, and 0.90% respectively. These Other Expense limitations will remain in place through at least February 28, 2017, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Also, the Funds bear their respective share of costs related to proxy and shareholder meetings.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions
Multi-Manager Global Equity Fund	$1,208,578	$—	$1,208,578
Multi-Manager Non-Core Fixed Income Fund	420,227	—	420,227
Multi-Manager Real Assets Strategy Fund	642,949	56,591	699,540

D.  Other Transactions with Affiliates — For the six months ended April 30, 2016, Goldman Sachs earned $209 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Multi-Manager Global Equity Fund.

E.  Line of Credit Facility — As of April 30, 2016, the Multi-Manager Non-Core Fixed Income Fund participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2016, the Fund did not have any borrowings under the facility. The facility was renewed in the amount of $1,100,000,000 effective May 3, 2016.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2016, were as follows:

Fund	Purchases of Government Securities	Purchases Excluding Government Securities	Sales of Government Securities	Sales Excluding Government Securities
Multi-Manager Global Equity	$—	$357,097,399	$—	$155,375,145
Multi-Manager Non-Core Fixed Income	9,861,802	134,986,243	8,244,246	114,893,281
Multi-Manager Real Assets Strategy	—	283,295,609	—	170,904,414

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7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2015, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Capital loss carryforwards:
Perpetual Short-term	$(812,356)	$(1,166,264)	$(1,784,448)
Perpetual Long-term	—	(33,935)	—
Total capital loss carryforwards	$(812,356)	$(1,200,199)	$(1,784,448)
Timing differences (Straddle Deferrals, Defaulted Bond accrual interest)	$(31)	$(722,429)	$(89,756)

As of April 30, 2016, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Multi-Manager Global Equity Fund	Multi-Manager Non-Core Fixed Income	Multi-Manager Real Assets Strategy
Tax Cost	$659,841,081	$303,992,115	$298,248,184
Gross unrealized gain	30,361,023	7,408,004	22,647,424
Gross unrealized loss	(31,203,461)	(7,152,396)	(5,486,963)
Net unrealized security gain (loss)	$(842,438)	$255,608	$17,160,461

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on foreign currency contracts, regulated futures and differences in tax treatment of underlying fund investments, swap transactions and passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Funds’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Losses from investments in derivatives also can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but are expected to increase in the future with unpredictable effects on the markets and the Funds’ investments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange-traded fund (“ETF”), a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as institutional investors and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risk — Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowings and the use of derivatives may result in leverage and may make the Funds more volatile. When the Funds use leverage, the sum of each Fund’s investment exposure may significantly exceed the amount of assets invested in each Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. Each Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Funds to liquidate portfolio positions to satisfy their obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by each Fund can substantially increase the adverse impact to which each Fund’s investment portfolio may be subject.

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8. OTHER RISKS (continued)

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Multi-Manager Approach Risk — The Funds’ performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Funds’ multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Funds’ performance depending on the performance of those investments and the overall market environment. The Funds’ Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Funds. Because the Funds’ Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Funds, the Funds may be subject to greater counterparty risk than if they were managed directly by the Investment Adviser.

Non-Diversification Risk — The Multi-Manager Non-Core Fixed Income Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Concentration Risk — The Multi-Manager Real Assets Strategy Fund concentrates its investments in the real estate group of industries, which has historically experienced substantial price volatility. This concentration subjects the Fund to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industries.

Short Position Risk — A Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions involves leverage of a Fund’s assets and presents various risks. If the value of the underlying instrument or market in which a Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Tax Risk — The Multi-Manager Real Assets Strategy Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiaries and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked

87

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. OTHER RISKS (continued)

instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Additionally, the IRS has suspended the granting of such PLRs, pending review of its position on this matter. In light of this, the Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. On May 3, 2016, the Multi-Manager Global Equity and Multi-Manager Real Assets Strategy Funds were added to a $1,100,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized.

On May 4, 2016, the Trustees approved RARE Infrastructure (North America) Pty Limited (“RARE”) as an Underlying Manager of the Multi-Manager Real Assets Strategy Fund. RARE will manage an allocation using an infrastructure value strategy.

Other than the above, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

88

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Multi-Manager Global Equity Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	25,088,130	$229,650,005	46,612,176	$453,850,015
Reinvestment of distributions	284,095	2,625,036	—	—
Shares redeemed	(968,230)	(8,900,000)	(196,619)	(1,850,010)
NET INCREASE	24,403,995	$223,375,041	46,415,557	$452,000,005

(a)	Commenced operations on June 24, 2015.

	Multi-Manager Non-Core Fixed Income Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	2,130,787	$19,400,004	28,553,941	$277,000,010
Reinvestment of distributions	743,798	6,822,716	482,606	4,611,344
Shares redeemed	(232,166)	(2,150,005)	(162,202)	(1,550,005)
NET INCREASE	2,642,419	$24,072,715	28,874,345	$280,061,349

(a)	Commenced operations on March 31, 2015.

	Multi-Manager Real Assets Strategy Fund

	For the Six Months Ended April 30, 2016 (Unaudited)		For the Period Ended October 31, 2015(a)

	Shares	Dollars	Shares	Dollars

Institutional Shares
Shares sold	12,846,967	$117,600,005	20,625,771	$201,300,015
Reinvestment of distributions	325,951	2,944,621	—	—
Shares redeemed	(56,307)	(500,005)	(1)	(10)
NET INCREASE	13,116,611	$120,044,621	20,625,770	$201,300,005

(a)	Commenced operations on June 30, 2015.

89

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Fund Expenses — Period Ended April 30, 2016 (Unaudited)

As a shareholder of Institutional Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments, and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2015 through April 30, 2016, which represents a period of 182 days in a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Global Equity Fund				Multi-Manager Non-Core Fixed Income Fund				Multi-Manager Real Assets Strategy Fund
Share Class	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*	Beginning Account Value 11/1/15	Ending Account Value 4/30/16		Expenses Paid for the 6 months ended 4/30/16*
Institutional
Actual	$1,000.00	$981.90		$3.55	$1,000.00	$1,033.50		$3.54	$1,000.00	$977.30		$3.79
Hypothetical 5% return	1,000.00	1,021.28	+	3.62	1,000.00	1,021.38	+	3.52	1,000.00	1,021.03	+	3.87

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Institutional
Multi-Manager Global Equity	0.72%
Multi-Manager Non-Core Fixed Income	0.70
Multi-Manager Real Assets Strategy	0.77

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

90

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Statement Regarding Basis for Approval of Sub-Advisory Agreements (Unaudited)

Background

The Goldman Sachs Multi-Manager Global Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”). The Board of Trustees (the “Board” or the “Trustees”) oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held during the year. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets.

Upon recommendation of the Investment Adviser, at a meeting held on November 3, 2015, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), approved a sub-advisory agreement between the Investment Adviser and Principal Global Investors, LLC (“Principal”) on behalf of the Fund. In addition, at a meeting held on February 24, 2016 (together with the meeting held on November 3, 2015, the “Meetings”), the Trustees, including all of the Independent Trustees, approved a second sub-advisory agreement between the Investment Adviser and Russell Implementation Services Inc., an existing sub-adviser of the Fund (“Russell” and, together with Principal, the “Sub-Advisers”), such agreement substantially identical to the existing sub-advisory agreement between the Investment Adviser and Russell and intended to take effect upon the termination of the initial sub-advisory agreement as a result of the anticipated change of control involving Russell’s parent company (the “Second Sub-Advisory Agreement” and, together with the sub-advisory agreement with Principal, the “Sub-Advisory Agreements”).

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, the Sub-Advisers provided information in response to separate requests from the Investment Adviser.

Nature, Extent, and Quality of the Services Provided Under the Sub-Advisory Agreements

The Trustees, including all of the Independent Trustees, unanimously concluded that the Sub-Advisory Agreements should be approved. In reaching this determination, they relied on the information provided by the Investment Adviser and each Sub-Adviser. In evaluating the nature, extent, and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the respective services to be provided to the Fund by the Investment Adviser and each Sub-Adviser, including information about each Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with comparable investment strategies; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. With respect to the Second Sub-Advisory Agreement between the Investment Adviser and Russell, they considered information indicating that the anticipated change of control was not expected to have an adverse effect on Russell or the relevant investment team. They also considered Russell’s track record in managing a sleeve of the Fund.

With respect to each Sub-Adviser, the Trustees considered assessments provided by the Investment Adviser of each Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. They reviewed performance information for composites of separate accounts managed by Principal with investment strategies comparable to those to be used in managing its respective sleeve of the Fund. They noted that Russell had begun managing a sleeve of the Fund in April 2015 and considered the tracking error to Russell’s currency benchmark since that time.

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement and the proposed fee schedules for the Sub-Advisers, including any breakpoints. They considered that the fee schedule for the proposed Sub-Advisory Agreement with Russell was the same as the fee schedule under the existing agreement. They considered the fees that Principal charges to comparable funds or accounts managed by Principal. They noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of each Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the respective Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser after giving effect to the hiring of the Sub-Advisers, and the amount of the management fee retained by the Investment Adviser.

Conclusion

In connection with their consideration of each Sub-Advisory Agreement at the Meetings, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Independent Trustees unanimously concluded that Principal’s management and Russell’s continued management of a sleeve of the Fund would likely benefit the Fund and its shareholders, and that the Sub-Advisory Agreements should be approved.

91

GOLDMAN SACHS STRATEGIC MULTI-ASSET CLASS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Trust was held on April 22, 2016 to consider and act upon the proposal below. With the exception of the Multi-Manager U.S. Small Cap Equity Fund which commenced operations on April 29, 2016, the series of the Trust will bear their respective share of the proxy, shareholder meeting and other related costs.

At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, and Westley V. Thompson were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Election of Trustees	For	Against	Withheld	Broker Non-Votes
Cheryl K. Beebe	228,141,495	0	2,080,367	0
Lawrence Hughes	228,141,495	0	2,080,367	0
John F. Killian	228,141,495	0	2,080,367	0
Westley V. Thompson	228,141,495	0	2,080,367	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Richard P. Strubel and James A. McNamara continue to serve on the Trust’s Board of Trustees.

92

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.11 trillion in assets under supervision as of March 31, 2016, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Focused Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund[4]
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[5]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[6]
■	N-11 Equity Fund

Select Satellite7

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions7

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Multi-Manager U.S. Small Cap Equity Fund
■	Tactical Tilt Overlay Fund[8]
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although a money market portfolio seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in a money market portfolio. The Fund’s sponsor has no legal obligation to provide financial support to a money market portfolio, and you should not expect that the sponsor will provide financial support to the money market portfolio at any time.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective on July 31, 2015, the Goldman Sachs Technology Tollkeeper Fund was renamed the Goldman Sachs Technology Opportunities Fund.
[5]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[6]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[7]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
[8]	Effective on June 1, 2016, the Goldman Sachs Tactical Tilt Implementation Fund was renamed the Goldman Sachs Tactical Tilt Overlay Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman, Sachs & Co.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Cheryl K. Beebe John P. Coblentz, Jr. Lawrence Hughes John F. Killian James A. McNamara Richard P. Strubel Westley V. Thompson	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer, Senior Vice President and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission (’’SEC’’) web site at http://www.sec.gov.

The Funds’ file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of April 30, 2016 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Past correlations are not indicative of future correlations, which may vary.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling 1-800-621-2550.

© 2016 Goldman Sachs. All rights reserved. 50687-TMPL-06/2016 SMACSAR-16/132

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following disclosure relates to the independence of PricewaterhouseCoopers LLP (“PwC”) with respect to SEC Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Goldman Sachs Asset Management investment company complex (the “Funds”) has been notified by PwC that one of its lenders owns more than ten percent of at least one of the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as PwC’s conclusions concerning its independence and its objectivity and impartiality with respect to the audits of the Funds.

PwC has advised the Funds that, after evaluating the facts and circumstances related to the matter described above, it has concluded that its financial relationship described above did not and will not impair PwC’s application of objective and impartial judgment on any issues encompassed within its audits of the financial statements of the Funds. PwC has advised the Funds that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over the fund adviser to the Funds; (2) an investment in any such Fund is passive; (3) the PwC lenders are part of various syndicates of unrelated lenders; (4) there have been no changes to the loans in question since the origination of each respective note; (5) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (6) the debt balances are immaterial to PwC and to each lender; and (7) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team.

If it were ultimately determined that PwC was not independent with respect to the Funds for certain periods, any Fund filings with the SEC which contain the Funds’ financial statements for such periods would not comply with applicable securities laws which potentially could have a material adverse effect on the Funds.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$58,926	$57,709	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$0

Tax Fees:

• PwC	$9,204	$9,204

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,658,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust II (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were $9,204 and $9,204 respectively. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for the twelve months ended October 31, 2015 and October 31, 2014 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2015 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its Multi-Manager Non-Core Fixed Income Fund.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	July 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust II

Date:	July 6, 2016

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	July 6, 2016